                                                                   EXHIBIT 10aac

                =================================================

                          LOAN AND SECURITY AGREEMENT

                =================================================

                            FLEET RETAIL FINANCE INC.
                              ADMINISTRATIVE AGENT
                                COLLATERAL AGENT

                =================================================

                            FLEET RETAIL FINANCE INC.
                           THE REVOLVING CREDIT LENDER

                =================================================

                          BACK BAY CAPITAL FUNDING LLC
                                 THE TERM LENDER




                              HOMELAND STORES, INC.
                                  THE BORROWER

                =================================================


                              DEBTOR IN POSSESSION
                                 August 15, 2001

                        TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS:

ARTICLE 2 - THE REVOLVING CREDIT:

        2-1.   Establishment of Revolving Credit ...........................................  46
        2-2.   Advances in Excess of Borrowing Base (OverLoans) ............................  47
        2-3.   Risks of Value of Collateral ................................................  47
        2-4.   Commitment to Make Revolving Credit Loans and Support Letters of Credit .....  47
        2-5.   Revolving Credit Loan Requests ..............................................  47
        2-6.   Suspension of Revolving Credit ..............................................  49
        2-7.   Making of Revolving Credit Loans ............................................  50
        2-8.   The Loan Account ............................................................  50
        2-9.   The Revolving Credit Notes ..................................................  52
        2-10.  Payment of The Loan Account .................................................  52
        2-11.  Interest on Revolving Credit Loans ..........................................  53
        2-12.  Revolving Credit Commitment Fee .............................................  54
        2-13.  Unused Line Fee; Facility Fee ...............................................  54
        2-14.  Early Termination Fee .......................................................  54
        2-15.  Concerning Fees .............................................................  55
        2-16.  Agents' and Lenders' Discretion .............................................  55
        2-17.  Procedures For Issuance of L/C's ............................................  56
        2-18.  Fees For L/C's ..............................................................  57
        2-19.  Concerning L/C's ............................................................  59
        2-20.  Changed Circumstances .......................................................  60

ARTICLE 3 - THE TERM LOAN:

        3-1.   Commitment To Make Term Loan ................................................  61
        3-2.   The Term Note ...............................................................  62
        3-3.   Payment of Principal of the Term Loan .......................................  62
        3-4.   Interest On The Term Loan ...................................................  63
        3-5.   TERM LOAN COMMITMENT; FEE TERM LOAN FACILITY FEE ............................  64
        3-6.   Payments On Account of Term Loan ............................................  64

ARTICLE 4 - CONDITIONS PRECEDENT:

        4-1.   Corporate Due Diligence .....................................................  65
        4-2.   Opinion .....................................................................  65
        4-3.   Additional Documents ........................................................  65
        4-4.   Officers' Certificates ......................................................  66
        4-5.   Borrowing Order .............................................................  66
        4-6.   Representations and Warranties ..............................................  66

        4-7.   All Fees and Expenses Paid ..................................................  67
        4-8.   ADDITIONAL ADVANCES BY AWG ..................................................  67
        4-9.   Completion of Due Diligence .................................................  67
        4-10.  CONSENTS ....................................................................  67
        4-11.  Litigation ..................................................................  67
        4-12.  Accuracy of Financial Information ...........................................  67
        4-13.  Absence of Liens ............................................................  68
        4-14.  No Default ..................................................................  68
        4-15.  No Adverse Change ...........................................................  68
        4-16.  Change in Policies ..........................................................  68
        4-17.  Benefit of Conditions Precedent .............................................  68

ARTICLE 5 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

        5-1.   Payment and Performance of Liabilities ......................................  69
        5-2.   Due Organization. Authorization. No Conflicts ...............................  69
        5-3.   Trade Names .................................................................  70
        5-4.   Infrastructure ..............................................................  70
        5-5.   Locations ...................................................................  71
        5-6.   Encumbrances ................................................................  72
        5-7.   Indebtedness ................................................................  72
        5-8.   Insurance ...................................................................  73
        5-9.   Licenses ....................................................................  74
        5-10.  Leases ......................................................................  74
        5-11.  Requirements of Law .........................................................  74
        5-12.  Labor Relations .............................................................  74
        5-13.  Maintain Properties .........................................................  75
        5-14.  Taxes .......................................................................  76
        5-15.  No Margin Stock .............................................................  77
        5-16.  ERISA .......................................................................  77
        5-17.  Hazardous Materials .........................................................  78
        5-18.  Litigation ..................................................................  78
        5-19.  Dividends. Investments. Corporate Action ....................................  78
        5-20.  Loans .......................................................................  79
        5-21.  Protection of Assets ........................................................  80
        5-22.  Line of Business ............................................................  80
        5-23.  Affiliate Transactions ......................................................  80
        5-24.  Further Assurances ..........................................................  80
        5-25.  Adequacy of Disclosure ......................................................  81
        5-26.  No Restrictions on Liabilities ..............................................  82
        5-27.  AWG Indebtedness ............................................................  82
        5-28.  BANKRUPTCY PROTECTIONS ......................................................  84
        5-29.  AWG DOCUMENTS ...............................................................  84
        5-30.  RESTRUCTURING CONSULTANT ....................................................  85
        5-31.  Other Covenants .............................................................  85

ARTICLE 6 FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

        6-1.   Maintain Records ............................................................  85
        6-2.   Access to Records ...........................................................  86
        6-3.   Immediate Notice to Administrative Agent ....................................  86
        6-4.   Borrowing Base Certificate ..................................................  89
        6-5.   Weekly Reports ..............................................................  89
        6-6.   Monthly Reports .............................................................  89
        6-7.   Quarterly Reports ...........................................................  90
        6-8.   Annual Reports ..............................................................  91
        6-9.   Officers' Certificates ......................................................  92
        6-10.  Inventories, Appraisals, and Audits .........................................  92
        6-11.  Additional Financial Information ............................................  93

ARTICLE 7 - USE OF COLLATERAL:

        7-1.   Use of Inventory Collateral .................................................  94
        7-2.   Inventory Quality ...........................................................  95
        7-3.   Adjustments and Allowances ..................................................  95
        7-4.   Validity of Accounts ........................................................  95
        7-5.   Notification to Account Debtors .............................................  96

ARTICLE 8 - CASH MANAGEMENT. PAYMENT OF LIABILITIES:

        8-1.   Depository Accounts .........................................................  96
        8-2.   Credit Card Receipts ........................................................  97
        8-3.   The Concentration, Blocked, and Operating Accounts ..........................  97
        8-4.   Proceeds and Collections ....................................................  98
        8-5.   Payment of Liabilities ......................................................  99
        8-6.   The Operating Account ....................................................... 100

ARTICLE 9 - GRANT OF SECURITY INTEREST:

        9-1.   Grant of Security Interest .................................................. 100
        9-2.   Real estate and leasehold interests ......................................... 101
        9-3.   Extent and Duration of Security Interest .................................... 102

ARTICLE 10 - ADMINISTRATIVE AGENT AS BORROWER'S ATTORNEY-IN-FACT:

        10-1.  Appointment as Attorney-In-Fact ............................................. 102
        10-2.  No Obligation to Act ........................................................ 103

ARTICLE 11 - EVENTS OF DEFAULT:

        11-1.  Failure to Pay the Revolving Credit or the Term Loan ........................ 104
        11-2.  Failure To Make Other Payments .............................................. 104
        11-3.  Failure to Perform Covenant or Liability (No Grace Period) .................. 104

        11-4.  Failure to Perform Covenant or Liability (Grace Period) ..................... 104
        11-5.  Misrepresentation ........................................................... 104
        11-6.  Other Debt. Breach of Lease ................................................. 104
        11-7.  Default Under Other Agreements .............................................. 105
        11-8.  Uninsured Casualty Loss ..................................................... 105
        11-9.  Attachment. Judgment. Restraint of Business ................................. 105
        11-10. Default by Guarantor ........................................................ 105
        11-11. Indictment - Forfeiture ..................................................... 105
        11-12. Termination of Guaranty ..................................................... 106
        11-13. Challenge to Loan Documents ................................................. 106
        11-15. Change in Control ........................................................... 106
        11-16. Change in Borrowing Order ................................................... 106
        11-17. Appointment of Trustee or Examiner .......................................... 106
        11-18. Conversion of Case .......................................................... 106
        11-19. Relief From Stay ............................................................ 106
        11-20. Termination of Business ..................................................... 107
        11-21. CERTAIN APPLICATIONS ........................................................ 107
        11-22. PAYMENT OF PRE-PETITION INDEBTEDNESS ........................................ 107
        11-23. ADEQUATE PROTECTION ORDERS .................................................. 107
        11-24. MATERIAL ADVERSE ACTIONS .................................................... 107
        11-25. Restructuring Consultant .................................................... 108
        11-26. Default Under AWG Documents ................................................. 108

ARTICLE 12 - RIGHTS AND REMEDIES UPON DEFAULT:

        12-1.  Acceleration ................................................................ 108
        12-2.  Rights of Enforcement ....................................................... 108
        12-3.  Sale of Collateral .......................................................... 109
        12-4.  Occupation of Business Location ............................................. 110
        12-5.  Grant of Nonexclusive License ............................................... 111
        12-6.  Assembly of Collateral ...................................................... 111
        12-7.  Rights and Remedies ......................................................... 111

ARTICLE 13 - DISTRIBUTIONS:

        13-1.  Ordinary Course Distributions: Revolving Credit ............................. 112
        13-2.  Ordinary Course Distributions: Term Loan .................................... 112

ARTICLE 14 - ACCELERATION AND LIQUIDATION:

        14-1.  Acceleration Notices ........................................................ 112
        14-2.  Mandatory Acceleration Right of The Term Lender: ............................ 113
        14-3.  Acceleration ................................................................ 113
        14-4.  Initiation of Liquidation ................................................... 114
        14-5.  Collateral Agent's Conduct of Liquidation ................................... 114
        14-6.  Distribution of Liquidation Proceeds: ....................................... 115

        14-7.  Relative Priorities To Proceeds of Liquidation .............................. 115

ARTICLE 15 - THE AGENTS:

        15-1.  Appointment of The Agent .................................................... 116
        15-2.  Responsibilities of Agents .................................................. 116
        15-3.  Concerning Distributions By the Agents ...................................... 118
        15-4.  Dispute Resolution: ......................................................... 118
        15-5.  Distributions of Notices and of Documents ................................... 119
        15-6.  Confidential Information .................................................... 119
        15-7.  Reliance by Agents .......................................................... 120
        15-8.  Non-Reliance on Agents and Other Lenders .................................... 120
        15-9.  Indemnification ............................................................. 121

ARTICLE 16 - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:

        16-1.  Administration of Credit Facilities ......................................... 121
        16-2.  Action Requiring Certain Consent ............................................ 121
        16-3.  Actions Requiring Agents' Consent ........................................... 122
        16-4.  Miscellaneous Actions ....................................................... 123
        16-5.  Actions Requiring Borrower's Consent ........................................ 123

ARTICLE 17 - NOTICES:

        17-1.  Notice Addresses ............................................................ 123
        17-2.  Notice Given ................................................................ 124
        17-3.  Wire Instructions. Notice Given ............................................. 125

ARTICLE 18 - TERM:

        18-1.  Termination of Revolving Credit ............................................. 125
        18-2.  Actions On Termination ...................................................... 125

ARTICLE 19 - GENERAL:

        19-1.  Protection of Collateral .................................................... 126
        19-2.  Publicity ................................................................... 127
        19-3.  Successors and Assigns ...................................................... 127
        19-4.  Severability ................................................................ 127
        19-5.  Amendments. Course of Dealing ............................................... 127
        19-6.  Power of Attorney ........................................................... 128
        19-7.  Application of Proceeds  .................................................... 128
        19-8.  Increased Costs ............................................................. 128
        19-9.  Costs and Expenses of the Agents ............................................ 129
        19-10. Copies and Facsimiles ....................................................... 130
        19-11. Massachusetts Law ........................................................... 130
        19-12. Indemnification ............................................................. 130

        19-13. Rules of Construction ....................................................... 131
        19-14. Intent ...................................................................... 133
        19-15. Participations: ............................................................. 133
        19-16. Right of Set-Off ............................................................ 133
        19-17. Pledges To Federal Reserve Banks: ........................................... 134
        19-18. Maximum Interest Rate ....................................................... 134
        19-19. Waivers ..................................................................... 134

                                    EXHIBITS

1-1                     AWG Documents
1-2                     Revolving Credit Dollar Commitments
2-9                     Revolving Credit Note
2-11                    Pricing Grid
3-2                     Term Note
4-3                     Additional Documents
5-2                     Corporate Information
5-3                     Trade Names
5-5                     Locations, Leases, and Landlords
5-6(a)                  Encumbrances
5-6(b)                  Consigned Inventory
5-7                     Indebtedness
5-8                     Insurance Policies
5-10                    Capital Leases
5-12                    Collective Bargaining Agreements
5-16                    Multi-Employer Plans
5-18                    Litigation
5-19                    Existing Investments
6-4                     Borrowing Base Certificate
8-1                     DDA's.
8-2                     Credit Card Arrangements

================================================================================

LOAN AND SECURITY AGREEMENT                            FLEET RETAIL FINANCE INC.
                                             ADMINISTRATIVE AND COLLATERAL AGENT

================================================================================

                                                                 August 15, 2001

         THIS AGREEMENT is made amongst

                  Fleet Retail Finance Inc. (in such capacity, the "ADMINISTRATIVE AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as Administrative Agent for the ratable benefit of the (i) the Collateral Agent, (ii) the Revolving Credit Lender and (iii) the Term Lender;

                  and

                  Fleet Retail Finance Inc. (in such capacity, the "COLLATERAL AGENT"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as Collateral Agent for the ratable benefit of the Administrative Agent, the Revolving Credit Lender, and the Term Lender;

         and

                  Fleet Retail Finance Inc., a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as Revolving Credit Lender;

                  and

                  Back Bay Capital Funding LLC, a Delaware Limited Liability Company with offices at 40 Broad Street, Boston, Massachusetts 02109, as Term Lender

                  and

                  Homeland Stores, Inc. (the "BORROWER"), a Delaware corporation with its principal executive offices at 2601 NW Expressway, Suite 1100E, Oklahoma City, Oklahoma 73112

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                  WITNESSETH:

ARTICLE 1 - DEFINITIONS:

         As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

         "ACCELERATION": The making of a demand or declaration that any indebtedness, not otherwise due and payable, is due and payable. Derivations of the word "Acceleration" (such as "Accelerate") are used with like meaning in this Agreement.

         "ACCELERATION NOTICE": Written notice as follows:

                           (a) From the Administrative Agent to the Collateral
                  Agent and the Lenders, as provided in Section 14-1(a).

                           (b) From the Revolving Credit Lender to the
                  Administrative Agent, as provided in Section 14-(b).

                           (c) From the Term Lender to the Administrative Agent,
                  as provided in Section 14-(c).

         "ACCOUNT DEBTOR": Has the meaning given that term in the UCC.

         "ACCOUNTS" and "ACCOUNTS RECEIVABLE" include, without limitation, "accounts" as defined in the UCC, and also all: present and future rights of payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance, including, without limitation, accounts, accounts receivable, receivables, and rights to payment for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; energy provided or to be provided; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; winnings in a lottery or other game of chance; and Health-Care-Insurance receivables; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "ACH": Automated clearing house.

         "ADMINISTRATIVE AGENT": Defined in the Preamble.

         "AFFILIATE": The following (but specifically excluding AWG as of the date of this Agreement based upon AWG's current relationship with the Borrower and the Guarantors):

                           (a) With respect to any two Persons, a relationship
                  in which (i) one holds, directly or indirectly, not less than ten percent (10%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) not less than ten percent (10%) of their respective ownership is directly or indirectly held by the same third Person; or (iv) one Person otherwise, directly or indirectly, controls, is controlled by or is under common control with the other Person. "Control" of a Person means the power, directly or indirectly, (A) to vote 10% or more of the securities (on a fully diluted basis) or other equity or membership interests having ordinary voting power for the election of directors, managing members or general partners (as applicable) or (B) to direct or cause the direction of the management and policies of such Person.

                           (b) Any Person which: is a parent, brother-sister,
                  subsidiary, or affiliate, of the Borrower; could have such enterprise's tax returns or financial statements consolidated with the Borrower's; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Borrower is a member; or controls or is controlled by the Borrower.

         "AGENT": When not preceded by "Administrative" or "Collateral", the term "Agent" refers collectively and individually to the Administrative Agent and the Collateral Agent.

         "AGENT'S RIGHTS AND REMEDIES": Is defined in Section 12-7.

         "AMORTIZATION AMOUNT": As to any Eligible Fee Real Estate and any
                  Eligible Leaseholds, an amount equal to 1/24 of the FLV thereof multiplied by, as of the time of calculation, the number of months which have elapsed since the Closing Date.

         "APPLICABLE LAW": As to any Person: (i) All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator's decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

         "APPRAISED INVENTORY LIQUIDATION VALUE": The product of (a) the Cost of
                  Eligible Inventory (net of Inventory Reserves) multiplied by
                  (b) that percentage, determined from the then most recent appraisal of the Borrower's Inventory undertaken at the request of the Administrative Agent, to reflect the appraiser's estimate of the net recovery on the Borrower's Inventory in the event of an in-store liquidation of that Inventory.

         "APPRAISED INVENTORY PERCENTAGE": 85%.

         "ASSETS": means and refers to all real and personal property owned by the

                  Borrower, the Parent or any direct or indirect subsidiary of the Parent or the Borrower, including, without limitation, the Borrower's accounts, inventory, equipment, general intangibles, payment intangibles, leasehold interests, real estate, and investment property.

         "AVAILABILITY": The result of the following

                           (a)      The lesser of

                                    (i)      The sum of (A) the Revolving Credit
                                             Ceiling, plus (B) the then
                                             outstanding principal balance of
                                             the Term Loan

                                             or

                                    (ii)     The Borrowing Base

                           Minus

                           (b)      The aggregate unpaid balance of the Loan
                                    Account.

                           Minus

                           (c) The aggregate undrawn Stated Amount of all then outstanding L/C's.

                           Minus

                           (d)      The aggregate of the Availability Reserves.

                           Minus

                           (e)      The aggregate unpaid balance of the Term
                                    Loan.

                           Minus

                           (f)      The Carve Out.

                           Minus

                           (g)      The Excess Availability Amount.

         "AVAILABILITY BREACH": Availability is less than zero.

         "AVAILABILITY RESERVES": Such reserves as the Administrative Agent from time to time determines in the Administrative Agent's discretion as being appropriate to reflect events, conditions, or risks that in the Administrative Agent's determination affect the Collateral Agent's ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:

                           (i)      Rent.

                           (ii)     Customer Credit Liabilities.

                           (iii) Taxes and other governmental charges, including, ad valorem, personal property, and other taxes which might have priority over the Collateral Interests of the Collateral Agent in the Collateral.

                           (iv)     L/C Landing Costs.

                           (v) Payables which are subject to the Perishable Agricultural Commodities Act, the Packers and Stockyard Act, and other similar statutes.

                           (vi) all then past due obligations of the Borrower arising subsequent to the commencement of the Proceedings, including accounts payable which are beyond customary trade terms

         "AVERAGE AVAILABILITY": The average amount of Availability at the close of each day of the period in respect of which Average Availability is being determined.

         "AWG": Associated Wholesale Grocers, Inc., a Missouri corporation.

         "AWG CREDIT AGREEMENT" is described on EXHIBIT 1-1, annexed hereto.

         "AWG DIP AGREEMENTS" means the AWG Credit Agreement, AWG Post-Petition Supply Agreement, and certain other loan documents which have been approved by the Bankruptcy Court in the Proceedings.

         "AWG DOCUMENT(S)" means individually and collectively, the AWG Credit Agreement, the AWG DIP Agreements, the AWG Leases, the AWG Supply Protection Agreements, the AWG Pre-Petition Agreements, the AWG Pre-Petition Supply Agreements and the DIP Supply Agreements and all instruments, documents and agreements executed in connection with any of the foregoing

         "AWG LEASES" are described on EXHIBIT 1-1, annexed hereto.

         "AWG NON-COMPETITION AGREEMENT" means those Non-Competition Agreements among the Borrower, the Parent and AWG described on EXHIBIT 1-1, annexed hereto.

         "AWG POST-PETITION LOAN": is described on EXHIBIT 1-1, annexed hereto.

         "AWG POST-PETITION SUPPLY AGREEMENT": is described on EXHIBIT 1-1, annexed hereto.

         "AWG PRE-PETITION AGREEMENTS": are described on EXHIBIT 1-1, annexed hereto.

         "AWG PRE-PETITION LOAN": is described on EXHIBIT 1-1, annexed hereto.

         "AWG PRE-PETITION SUPPLY AGREEMENTS": are described on EXHIBIT 1-1, annexed hereto.

         "AWG ROFR" means those Right of First Refusal Agreements among the Borrower, the Parent and AWG described on EXHIBIT 1-1, annexed hereto.

         "AWG SUPPLY PROTECTION AGREEMENTS" means, collectively, the AWG Non-Competition Agreements, the AWG Use Restrictions, the AWG ROFR, and any other of the AWG Documents which (a) grant AWG or its affiliates a right of first refusal on any sale of Assets, (b) place any limitations on the use of any assets whether owned by the Borrower or a third party, or (c) which restrict the Borrower's right to sell or otherwise transfer any Assets.

         "AWG USE RESTRICTION" means those Use Restrictions (Fee) and Use Restrictions (Lease) between the Borrower and AWG described on EXHIBIT 1-1, annexed hereto.

         "BANKRUPTCY BREACH": Any of the following: (a) Any breach of Section
                  5-28; (b) The occurrence of any Event of Default described in any of Sections 11-16 through and including 11-23.

         "BANKRUPTCY CODE": Title 11, U.S.C., as amended from time to time.

         "BANKRUPTCY RECOVERIES": Any claim or recovery realized by the Borrower or which the Borrower may be entitled to assert by reason of any avoidance or other power vested in or on behalf of the Borrower or the estate of the Borrower under the Bankruptcy Code, based upon powers provided for in Chapter 5 thereof.

         "BASE": The Base Rate announced from time to time by Fleet National
                  Bank (or any successor in interest to Fleet National Bank). In the event that said bank (or any such successor) ceases to announce such a rate, "Base" shall refer to that rate or index announced or published from time to time as the Administrative Agent, in good faith, designates as the functional equivalent to said Base Rate. Any change in "Base" shall be effective, for purposes of the calculation of interest due hereunder, when such change is made effective generally by the bank on whose rate or index "Base" is being set.

         "BASE MARGIN LOAN": Each Revolving Credit Loan while bearing interest at the Base Margin Rate.

         "BASE MARGIN RATE": As provided in the Pricing Grid (EXHIBIT 2-11).

         "BLOCKED ACCOUNT": Any DDA into which the contents of any other DDA is transferred.

         "BLOCKED ACCOUNT AGREEMENT": An Agreement, in form satisfactory to the Administrative Agent, which Agreement recognizes the Collateral Agent's Collateral Interest in the contents of the DDA which is the subject of such Agreement and agrees that such contents shall be transferred only to the

                  Concentration Account or as otherwise instructed by an Agent.

         "BORROWER": Is defined in the Preamble.

         "BORROWING BASE": The aggregate of the following:

                           (a) The face amount of Eligible Receivables (net of
                  Receivables Reserves) multiplied by the Receivables Advance Rate.

                                    Plus

                           (b) The lesser of (i) the Cost of Eligible Inventory
                  (net of Inventory Reserves) multiplied by the Inventory Advance Rate or (ii) the Appraised Inventory Percentage of the Appraised Inventory Liquidation Value.

                                    Plus

                           (c) The (i) Real Estate Advance Rate multiplied by
                  the difference between (A) the FLV of Eligible Fee Real Estate, minus (B) the Amortization Amount, and (ii) minus Realty Reserves.

                                    Plus

                           (d) The (i) Leasehold Advance Rate multiplied by the
                  difference between (A) the FLV of Eligible Leaseholds, minus
                  (B) the Amortization Amount, and (ii) minus Realty Reserves.

         provided that the amounts available to be borrowed and calculated under clauses (d) and (e) of this definition shall not exceed at any time the following percentages of the aggregate Borrowing Base for the following periods, which maximum percentages may be reduced at any time upon the request of the Borrower, but may not be subsequently increased:

                                 MAXIMUM PERCENTAGE OF
PERIOD                           BORROWING BASE
-----------------------          ---------------------
Closing Date through               35%
December 31, 2001

January 1, 2002 through            30%
March 31, 2002

                                 MAXIMUM PERCENTAGE OF
PERIOD                           BORROWING BASE
-----------------------          ---------------------
April 1, 2002 through June            25%
30, 2002

July 1, 2002 through                  20%
September 30, 2002

October 1, 2002 through               15%
December 31, 2002

January 1, 2003 through               10%
March 31, 2003

April 1, 2003 though June 30,          5%
2003

July 1, 2003 and thereafter            0%

         "BORROWING BASE CERTIFICATE": Is defined in Section 6-4.

         "BORROWING ORDER": An order, in form satisfactory to the Administrative
                  Agent and the Lenders entered in the Proceedings, which order authorizes the creation of the credit facilities contemplated by this Agreement, as such Order may from time to time be amended with the written consent of the Administrative Agent and the Lenders.

         "BUSINESS DAY": Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or in Oklahoma City, Oklahoma, generally are not open to the general public for the purpose of conducting commercial banking business; or
                  (c) a day on which the principal office of the Administrative Agent is not open to the general public to conduct business.

         "BUSINESS PLAN": The projections prepared by and for the Parent and its Subsidiaries (including the Borrower) received by the Lenders and dated July 23, 2001.

         "CAPITAL EXPENDITURES": The expenditure of funds or the incurrence of liabilities which may be capitalized in accordance with GAAP.

         "CAPITAL LEASE": Any lease which may be capitalized in accordance with GAAP.

         "CARVE OUT": As defined in the Borrowing Order.

         "CHANGE IN CONTROL": The occurrence of any of the following:

                           (a) The acquisition, by any group of persons (within
                  the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 20% or more of the issued and outstanding capital stock of the Parent having the right, under ordinary circumstances, to vote for the election of directors of the Parent.

                           (b) More than half of the persons who were directors
                  of the Parent on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death or disability, to be directors of the Parent.

                           (c) The failure of the Parent to own 100% of the
                  issued and outstanding capital stock of the Borrower.

         "CHATTEL PAPER": Has the meaning given that term in the UCC.

         "CLOSING DATE": The date upon which all conditions precedent to the effectiveness of this Agreement have been satisfied and the initial Revolving Credit Loans and Term Loan are to be made hereunder.

         "COLLATERAL": Is defined in Section 9-1.

         "COLLATERAL AGENT": Is defined in the Preamble.

         "COLLATERAL INTEREST": Any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.

         "CONCENTRATION ACCOUNT": Is defined in Section 8-3.

         "COST" The lower of (a) or (b), where:

                           (a) is the calculated cost of purchases, based upon
                  the Borrower's accounting practices, known to the Administrative Agent, which practices are in effect on the date on which this Agreement was executed as such calculated cost is determined from: invoices received by the Borrower; the Borrower's purchase journal; or the Borrower's stock ledger; or the Borrower's general ledger.

                           (b) is the cost equivalent of the lowest ticketed or
                  promoted price at which the subject Inventory is offered to the public, after all mark-downs (whether or not such price is then reflected on the Borrower's accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrower's historic business practices.

                           "Cost" does not include inventory capitalization
                  costs or other non-purchase price charges (such as freight) used in the Borrower's calculation of cost of goods sold.

         "COSTS OF COLLECTION": Includes, without limitation, all reasonable attorneys' fees and reasonable out-of-pocket expenses incurred by any Agent's or either Initial Lender's attorneys, and all reasonable out-of-pocket costs incurred by any Agent or either Initial Lender in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of any Agent or either Initial Lender, where such costs and expenses are directly or indirectly related to or in respect of any Agent's or either Initial Lender's: administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agents' Rights and Remedies and/or any of the rights and remedies of any Agent or either Initial Lender against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Liabilities, and at the Administrative Agent's option may bear interest at the highest rate applicable to Base Margin Loans, plus, three (3%) percent.

         "CURRENT PAY INTEREST": Is defined in Section 3-4(a)(i).

         "CUSTOMER CREDIT LIABILITY": Gift certificates, customer deposits, merchandise credits, layaway obligations, frequent shopping programs, and similar liabilities of the Borrower to its retail customers and prospective customers.

         "DDA": Any checking or other demand daily depository account maintained by the Borrower other than any Exempt DDA.

         "DEFAULT": Any occurrence, circumstance, or state of facts with respect to the Borrower which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

         "DEPOSIT ACCOUNT": Has the meaning given that term in the UCC and also includes all demand, time, savings, passbook, or similar accounts maintained with a bank.

         "DOCUMENTS": Has the meaning given that term in the UCC

         "DOCUMENTS OF TITLE": Has the meaning given that term in the UCC.

         "EBITDAR": The Net Income of the Parent and its Subsidiaries (including the Borrower) (exclusive of all amounts in respect of any extraordinary, unusual or non-recurring gains or losses), before interest, taxes, depreciation, amortization, restructuring expenses directly related to the Proceedings, and non-cash expenses and reserves related directly to asset divestitures, each as determined in accordance with GAAP.

         "ELIGIBLE COUPON RECEIVABLES": Accounts due from third party clearing houses to reimburse the Borrower for honoring promotional coupons to the extent that there are no offset rights with respect to such amounts.

         "ELIGIBLE CREDIT CARD RECEIVABLES": Any Accounts not older than four
                  (4) Business Days on a non-recourse basis from major credit card processors (which, if due on account of a private label credit card program, are deemed in the discretion of the Administrative Agent to be eligible).

         "ELIGIBLE FEE REAL ESTATE": Any Real Estate which otherwise constitutes
                  Eligible Real Estate as to which

                  (a) either (i) the Borrower owns fee title, or (ii) the Borrower is ground lessee under a ground lease the terms and conditions of which are satisfactory to the Collateral Agent in its reasonable discretion; and

                  (b) within thirty (30) days after the entry of the Interim Borrowing Order (or, if earlier, upon the request of the Collateral Agent after the occurrence of a Default), the Borrower has executed and delivered to the Collateral Agent such mortgages and other documents as the Collateral Agent may request (it being understood that during such thirty (30) day period, any Real Estate which otherwise has satisfied the other conditions in this definition shall be deemed Eligible Fee Real Estate); and

                  (c) the Borrower shall have delivered to the Collateral Agent title insurance, environmental studies, appraisals, and other real estate items, as required by, and satisfactory to, the Collateral Agent, including, but not limited to, those items required by

FIRREA.

         "ELIGIBLE INVENTORY": Such of the Borrower's Inventory, at such locations, and of such types, character, qualities and quantities, as the Administrative Agent from time to time determines to be acceptable for borrowing, as to which Inventory, the Collateral Agent has a perfected security interest which is prior and superior to all security interests, claims, and Encumbrances.

         "ELIGIBLE LEASEHOLD REAL ESTATE": Any Real Estate which is leased to the Borrower (other than under ground leases), which otherwise constitutes Eligible Real Estate and as to which the Borrower has executed and delivered to the Collateral Agent such mortgages and other documents as the Collateral Agent may request, and shall have delivered to the Collateral Agent title insurance, environmental studies, appraisals, and other real estate items, as required by the Collateral Agent, in its sole discretion, including, but not limited to, those items required by FIRREA.

         "ELIGIBLE REAL ESTATE": Collectively, Eligible Fee Real Estate and
                  Eligible Leasehold Real Estate which satisfies each of the following conditions:

                  (a) the Collateral Agent has a perfected first-priority lien in such properties for the benefit of the Lenders; and

                  (b) each of such properties have been appraised by a third party appraiser acceptable to the Collateral Agent; and

                  (c) the Real Estate is used by the Borrower for offices, as a distribution center, or for the conduct of a retail store business, provided however, no Real Estate which was previously used by the Borrower for the operation of a retail store or offices which is no longer in operation and is "dark" shall be eligible for borrowing unless such Real Estate is actively being marketed for sale in a commercially reasonable manner and has been so marketed for no more than six months; and

                  (d) as to any particular property, as to which the mortgagor is in compliance with the representations, warranties and covenants set forth in the Mortgage relating to such property, unless the Administrative Agent, in its discretion, otherwise determines to waive this requirement in the determination of Eligible Real Estate.

         "ELIGIBLE RECEIVABLES": Such of the Borrower's Accounts as arise in the ordinary course of the Borrower's business, consisting only of Eligible Credit Card Receivables, Eligible Coupon Receivables, and Eligible Rx Receivables) which Accounts have been determined by the Administrative Agent to be satisfactory and have been earned by performance and are owed to the Borrower by such of the Borrower's trade customers as the Administrative Agent determines to be satisfactory, in the Administrative Agent's sole discretion in each instance.

         "ELIGIBLE RX RECEIVABLES": Accounts due from third party insurance companies to the Borrower on account of the filling of pre-authorized prescriptions (i.e. adjudicated amounts).

         "EMPLOYEE BENEFIT PLAN": As defined in ERISA.

         "ENCUMBRANCE": Each of the following:

                           (a) A Collateral Interest or agreement to create or
                  grant a Collateral Interest; the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

                           (b) The filing of any financing statement under the
                  UCC or
                  comparable law of any jurisdiction.

                           (c) Any other security interest, mortgage, pledge,
                  hypothecation, assignment, deposit, arrangement, encumbrance, lieu (statutory or otherwise), charge against or interest in property, or any other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

         "END DATE": The date upon which both (a) all Liabilities have been paid in full and (b) all obligations of any Lender to make loans and advances and to provide other financial accommodations to the Borrower hereunder shall have been irrevocably terminated.

         "ENVIRONMENTAL LAWS": All of the following:

                           (a) Any Applicable Law which regulates or relates to,
                  or imposes any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.

                           (b) The common law relating to damage to Persons or
                  property from Hazardous Materials.

         "EQUIPMENT": Includes, without limitation, "equipment" as defined in the UCC, and also all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower's business, and any and all accessions or additions thereto, and substitutions therefor.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE": Any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

         "EURODOLLAR BUSINESS DAY": Any day which is both a Business Day and a day on which the principal market in Eurodollars in which Fleet National Bank participates is open for dealings in United States Dollar deposits.

         "EURODOLLAR LOAN": Any Revolving Credit Loan which bears interest at a
                  Eurodollar Rate.

         "EURODOLLAR MARGIN": As provided in the Pricing Grid (EXHIBIT 2-11).

         "EURODOLLAR OFFER RATE": That rate of interest (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Administrative Agent to be the highest prevailing rate per annum at which deposits on U.S. Dollars are offered to Fleet National Bank, by first-class banks in the Eurodollar market in which Fleet National Bank participates at or about 10:00AM (Boston Time) two (2) Eurodollar Business Days before the first day of the Interest Period for the subject Eurodollar Loan, for a deposit approximately in the amount of the subject loan for a period of time approximately equal to such Interest Period.

         "EURODOLLAR RATE": That per annum rate which is the aggregate of the Eurodollar Offer Rate plus the Eurodollar Margin except that, in the event that the Administrative Agent determines that the Revolving Credit Lender may be subject to the Reserve Percentage, the "Eurodollar Rate" shall mean, with respect to any Eurodollar Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such loans), and with respect to all Eurodollar Loans thereafter made, an interest rate per annum equal the sum of (a) plus
                  (b), where:

                           (a) is the decimal equivalent of the following
                  fraction:

                              Eurodollar Offer Rate
                              ---------------------
                           1 minus Reserve Percentage

                           (b) is the applicable Eurodollar Margin.

         "EVENTS OF DEFAULT": Is defined in Article 11. An "Event of Default" shall be deemed to have occurred and to be continuing unless and until that Event of Default has been duly waived by the requisite Lenders or by the Administrative Agent as applicable.

         "EXCESS AVAILABILITY AMOUNT": The greater of (i) $3,500,000, or (ii) fifteen percent (15%) of the Borrowing Base (without regard to the deduction of the Excess Availability Amount) as of each date of calculation.

         "EXEMPT DDA": A depository account maintained by the Borrower, the only contents of which may be transfers from the Operating Account and actually used solely (i) for petty cash purposes; or (ii) for payroll.

         "FACILITY FEE": Is defined in Section 2-13(b).

         "FARM PRODUCTS": Has the meaning given that term in the UCC.

         "FLV": As to any Eligible Real Estate, the forced liquidation value of such Eligible Real Estate determined in accordance with an independent appraisal acceptable to the Administrative Agent, which appraisal shall assume, among other things, a marketing time of not greater than six (6) months. In making such determination, the Administrative Agent may only rely on the most recent appraisal acceptable to the Administrative Agent, or in its discretion, may undertake an additional appraisal in accordance with Section 6-10, below.

         "FINAL BORROWING ORDER": A Borrowing Order entered in the Proceedings after notice and a final hearing pursuant to Rule 4001(c) of the Federal Rules of Bankruptcy Procedure.

         "FIRREA": The Financial Institutions Reform, Recovery and Enforcement
                  Act of 1989, as amended, and the rules and regulations adopted pursuant thereto

         "FISCAL": When followed by "month" or "quarter", the relevant fiscal period based on the Borrower's fiscal year and accounting conventions (e.g. reference to "Fiscal 2003" is to the fiscal month of the Borrowers's fiscal year ending in 2003). When followed by reference to a specific year, the fiscal year which ends in a month of the year to which reference is being made (e.g. if the Borrower's fiscal year ends in January 2003 reference to that year would be to the Borrower's "Fiscal 2003").

         "FIXTURES": Has the meaning given that term in the UCC.

         "FRFI": Fleet Retail Finance Inc.

         "GAAP": Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Administrative Agent, (a) the Borrower's compliance with the financial performance covenants imposed pursuant to
                  Section 6-12 shall be determined as if such Material Accounting Change had not taken place and (b) the Borrower shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Borrower's chief financial officer, on which the effect of such Material Accounting Change on that statement shall be described.

         "GENERAL INTANGIBLES": Includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Borrower; credit memoranda in favor of the Borrower; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of the Borrower to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Borrower or credit extended or services performed, by the Borrower, whether intended for an individual customer or the general business of the Borrower, or used or useful in connection with research by the Borrower.

         "GOODS": Has the meaning given that term in the UCC, and also includes all things movable when a security interest therein attaches and also all computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.

         "GROSS MARGIN": With respect to the subject accounting period for which being calculated, the decimal equivalent of the following (determined in accordance with the retail method of accounting):

                        Sales (Minus) Cost of Goods Sold
                        --------------------------------
                                      Sales

         "GUARANTORS": The Parent and each Subsidiary of the Parent (other than the Borrower).

         "GUARANTOR AGREEMENT": Each instrument and document executed by each Guarantor of the Liabilities to evidence or secure the Guarantors' guaranty thereof.

         "GUARANTOR DEFAULT": Default or breach or the occurrence of any event of default under any Guarantor Agreement.

         "HAZARDOUS MATERIALS": Any (a) substance which is defined or regulated as a hazardous material in or under any Environmental Law and
                  (b) oil in any physical state.

         "HEALTH-CARE-INSURANCE-RECEIVABLE": Has the meaning given that term in UCC and also refers to any interest in or claim under a policy of insurance which is a right to payment of a monetary obligation for healthcare goods or services provided.

         "INDEBTEDNESS": All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following:

                           (a) In respect of money borrowed (including any
                  indebtedness which is non-recourse to the credit of such Person but which is secured by an

                  Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.

                           (b) In connection with any letter of credit or
                  acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).

                           (c) In connection with the sale or discount of
                  accounts receivable or chattel paper of such Person.

                           (d) On account of deposits or advances.

                           (e) As lessee under Capital Leases.

                           (f) In connection with any sale and leaseback
                  transaction.

                                    "Indebtedness" also includes:

                                             (x) Indebtedness of others secured
                                    by an Encumbrance on any asset of such
                                    Person, whether or not such Indebtedness is assumed by such Person.

                                             (y) Any guaranty, endorsement,
                                    suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party.

                                             (z) The Indebtedness of a
                                    partnership or joint venture for which such Person is liable as a general partner or joint venturer.

         "INDEMNIFIED PERSON": Is defined in Section 19-12.

         "INITIAL LENDERS": Fleet Retail Finance Inc. and Back Bay Capital
                  Funding LLC

         "INSTRUMENTS": Has the meaning given that term in the UCC.

         "INTERCREDITOR AGREEMENT": An Intercreditor Agreement between the
                  Agents and AWG in such form, and containing such provisions as may be required by the Agent and the Lenders.

         "INTEREST PAYMENT DATE": With reference to:

                           Each Eurodollar Loan: The last day of the Interest
                  Period relating thereto; the Termination Date; and the End
                  Date.

                           Each Base Margin Loan: The first day of each month;
                  the Termination Date; and the End Date.

         "INTEREST PERIOD": The following:

                           (a) With respect to each Eurodollar Loan: Subject to
                  Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, or three months thereafter, as the Borrower may elect by notice (pursuant to Section 2-5) to the Administrative Agent

                           (b) With respect to each Base Margin Loan: Subject to
                  Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Margin Loan and ending on that date (i) as of which the subject Base Margin Loan is converted to a Eurodollar Loan, as the Borrower may elect by notice (pursuant to Section 2-5) to the Administrative Agent, or (ii) on which the subject Base Margin Loan is paid by the Borrower.

                           (c) The setting of Interest Periods is in all
                  instances subject to the following:

                                    (i) Any Interest Period for a Base Margin
                           Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.

                                    (ii) Any Interest Period for a Eurodollar
                           Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.

                                    (iii) Subject to Subsection (iv), below, any
                           Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.

                                    (iv) Any Interest Period which would
                           otherwise end after the Termination Date shall end on the Termination Date.

                                    (v) The number of Interest Periods in effect
                           at any one time is subject to Section 2-11(d) hereof.

         "INTERIM BORROWING ORDER": A Borrowing Order entered in the Proceedings prior to notice and a final hearing pursuant to Rule 4001(c) of the Federal Rules of Bankruptcy Procedure.

         "INVENTORY": Includes, without limitation, "inventory" as defined in the UCC and also all: (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.

         "INVENTORY ADVANCE RATE": 47.4%.

         "INVENTORY RESERVES": Such Reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on the following:

                           (i) Obsolescence (based upon Inventory on hand beyond a given number of days).

                           (ii)     Seasonality.

                           (iii)    Shrinkage.

                           (iv)     Imbalance.

                           (v)      Change in Inventory character.

                           (vi)     Change in Inventory composition

                           (vii)    Change in Inventory mix.

                           (viii)   Markdowns (both permanent and point of sale)

                           (ix) Retail markons and markups inconsistent with prior period practice and performance; industry standards; current business plans; or advertising calendar and planned advertising events.

         "INVESTMENT PROPERTY": Has the meaning given that term in the UCC.

         "ISSUER": The issuer of any L/C.

         "L/C": Any letter of credit, the issuance of which is procured by the Administrative Agent for the account of the Borrower and any acceptance made on account of such letter of credit.

         "L/C LANDING COSTS": To the extent not included in the Stated Amount of an L/C, customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to "land" the Inventory, the purchase of which is supported by such L/C.

         "LEASE": Any lease or other agreement, no matter how styled or structured, pursuant to which the Borrower is entitled to the use or occupancy of any space.

         "LEASEHOLD ADVANCE RATE": Thirty percent (30%).

         "LEASEHOLD INTEREST": Any interest of the Borrower as lessee under any Lease.

         "LENDER(S)": Collectively and each individually, the Revolving Credit
                  Lender and the Term Lender.

         "LETTER-OF-CREDIT RIGHT": Has the meaning given that term in UCC and also refers to any right to payment or performance under an L/C, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

         "LIABILITIES": Includes, without limitation, the following:

                  (a) All and each of the following, whether now existing or hereafter arising under this Agreement or under any of the other Loan
         Documents:

                           (i) Any and all direct and indirect liabilities,
                  debts, and obligations of the Borrower to the Agent or any Lender, each of every kind, nature, and description.

                           (ii) Each obligation to repay any loan, advance,
                  indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower to the Agent or any Lender (including all future advances whether or not made pursuant to a commitment by the Agent or any Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Agent or any Lender may hold against the Borrower.

                           (iii) All notes and other obligations of the Borrower
                  now or hereafter assigned to or held by the Agent or any Lender, each of every kind, nature, and description.

                           (iv) All interest, fees, and charges and other
                  amounts which may be charged by the Agent or any Lender to the Borrower and/or which may be due from the Borrower to the Agent or any Lender from time to time.

                           (v) All costs and expenses incurred or paid by the
                  Agent or any

                  Lender in respect of any agreement between the Borrower and the Agent or any Lender or instrument furnished by the Borrower to the Agent or any Lender (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses).

                           (vi) Any and all covenants of the Borrower to or with
                  the Agent or any Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with any agreement between the Borrower and the Agent or any Lender or instrument furnished by the Borrower to the Agent or any Lender.

                           (vii) Each of the foregoing as if each reference to
                  the "the Agent or any Lender" were to each Affiliate of the Administrative Agent.

                  (b) Any and all direct or indirect liabilities, debts, and obligations of the Borrower to the Agent or any Affiliate of the Agent, each of every kind, nature, and description owing on account of any service or accommodation provided to, or for the account of the Borrower pursuant to this or any other Loan Document, including cash management services and the issuances of L/C's.

         "LIQUIDATION": The exercise, by the Collateral Agent, of those rights accorded to the Collateral Agent under the Loan Documents as a creditor of the Borrower following and on account of the occurrence of an Event of Default looking towards the realization on the Collateral. Derivations of the word "Liquidation" (such as "Liquidate") are used with like meaning in this Agreement.

         "LOAN(S)": Collectively and each individually, the Revolving Credit
                  Loans and the Term Loan.

         "LOAN ACCOUNT": Is defined in Section 2-8.

         "LOAN COMMITMENT": With respect to the Revolving Credit Lender, the
                  Revolving Credit Lender's Revolving Credit Dollar Commitment.

                           With respect to the Term Lender, the then unpaid
                  principal balance of the Term Loan.

         "LOAN DOCUMENTS": This Agreement and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with the Administrative Agent or the Collateral Agent or any Affiliate of the Administrative Agent or the Collateral Agent, including, without limitation, any transaction which arises out of any cash management, depository, investment, letter of credit, interest rate protection, or equipment leasing services provided by the Administrative Agent or the Collateral Agent or any Affiliate of the Administrative Agent or the Collateral Agent, as each may be amended, supplemented, and restated or otherwise modified from time to time.

         "MATERIAL ACCOUNTING CHANGE": Any change in GAAP applicable to accounting periods subsequent to the Borrower's fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrower's financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrower, when compared with such condition or results as if such change had not taken place or where preparation of the Borrower's statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section 6-12 where such a breach would not have occurred if such change had not taken place or visa versa.

         "MATURITY DATE": September 15, 2001, unless the Final Borrowing Order is entered by that date (which order shall not then have been stayed, modified, appealed, reversed, or otherwise affected), and if the Final Borrowing Order is so entered, the "Maturity Date" shall mean August 1, 2003.

         "NATIONAL BANK OF CANADA DEBT": The amount of indebtedness owed to
                  National Bank of Canada, as agent for a syndicate of lenders.

         "NET INCOME": means, for any period, the aggregate of all amounts which would be included as net income or loss on the consolidated financial statements of the Parent and its Subsidiaries for such period, all as determined in accordance with GAAP.

         "NOMINEE": A business entity (such as a corporation or limited partnership) formed by the Collateral Agent to own or manage any Post Foreclosure Asset.

         "OPERATING ACCOUNT": Is defined in Section 8-3.

         "OVERLOAN": A loan, advance, or providing of credit support (such as the issuance of any L/C) to the extent that, immediately after its having been made, Availability is less than zero.

         "PARENT": Homeland Holding Corporation, a Delaware corporation.

         "PARTICIPANT": Is defined in Section 19-15, hereof.

         "PAYMENT INTANGIBLE": As defined in the UCC and also any general intangible under which the Account Debtor's primary obligation is a monetary obligation.

         "PERMITTED ENCUMBRANCES": the following:

                  (a) Encumbrances in favor of the Collateral Agent.

                  (b) Those Encumbrances (if any) listed on EXHIBIT 5-6(a), annexed hereto.

         "PERMITTED INDEBTEDNESS": The following:

                  (a) Any Indebtedness on account of the Revolving Credit.

                  (b) Any Indebtedness on account of the Term Loan.

                  (c) The Indebtedness (if any) listed on EXHIBIT 5-7, annexed hereto.

                  (d) Indebtedness on account of Equipment acquired in compliance with the requirements of Section 5-6(c), the incurrence of which would not otherwise be prohibited by this Agreement.

                  (e) Indebtedness to AWG with respect to the AWG Pre-Petition Loan, the AWG Post-Petition Loan, the AWG Pre-Petition Supply Agreement and the AWG Post-Petition Supply Agreement.

         "PERSON": Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

         "PIK INTEREST": Defined in Section 3-4(a)(ii).

         "PLAN": A plan of reorganization pursuant to Chapter 11 of the Bankruptcy Code.

         "POST FORECLOSURE ASSET": All or any part of the Collateral, ownership of which is acquired by the Collateral Agent or a Nominee on account of the "bidding in" at a disposition as part of a Liquidation or by reason of a "deed in lieu" type of transaction.

         "PRICING GRID": Annexed hereto as EXHIBIT 2-11.

         "PROCEEDS": Includes, without limitation, "Proceeds" as defined in the UCC and each type of property described in Section 9-1 hereof.

         "PROCEEDINGS": The case, pursuant to Chapter 11 of the Bankruptcy Code, to be initiated by the Borrower in the United States Bankruptcy Court for the Western District of Oklahoma.

         "REAL ESTATE": The land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned or leased by the Borrower, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

         "REAL ESTATE ADVANCE RATE": Forty percent (40%).

         "REALTY RESERVES": Such reserves as the Administrative Agent from time to time determines in the Administrative Agent's discretion as being appropriate to reflect the impediments to the Agents' ability to realize upon any Eligible Real Estate. Without limiting the generality of the foregoing, Realty Reserves may include (but are not limited to) reserves for (i) environmental remediation, (ii) municipal taxes and assessments, (iii) repairs, (iv) remediation of title defects, and (v) with respect to Eligible Leaseholds amounts which are due to landlords for pre-petition and post-petition rent through the date of determination.

         "RECEIPTS": All cash, cash equivalents, money, checks, credit card slips, receipts and other Proceeds from any sale of the Collateral.

         "RECEIVABLES ADVANCE RATE": 65%

         "RECEIVABLES COLLATERAL": That portion of the Collateral which consists of Accounts, Accounts Receivable, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Investment Property, Payment Intangibles, Letter-of-Credit Rights, Health-Care-Insurance-Receivables, bankers' acceptances, and all other rights to payment.

         "RECEIVABLES RESERVES": Such Reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's discretion with respect to the determination of the collectability in the ordinary course and of the creditworthiness of the relevant Account Debtor. Without limiting the generality of the foregoing, Receivables Reserves may include (but are not limited to) reserves based on the following:

                           (a) The aggregate of all accounts receivables which
                  are more than 30 days past invoice.

                           (b) The aggregate of all accounts receivable owed by
                  any Account Debtor 20% or more of whose accounts are described in Subsection (a), above.

                           (c) That portion of Eligible Receivables owed by any
                  Account Debtor
                  which exceed 25% of all Eligible Receivables.

                           (d) The aggregate of all accounts receivable which
                  arise out of the sale by the Borrower of goods consigned or delivered to the Borrower or to the Account Debtor on sale or return terms (whether or not compliance has been made with the applicable provisions of Article 2 of the Uniform Commercial
                  Code).

                           (e) The aggregate of all accounts receivable which
                  arise out of any sale made on a basis other than upon terms usual to the business of the Borrower.

                           (f) The aggregate of all accounts receivable which
                  arise out of any sale made on a "bill and hold," dating, or delayed shipping basis.

                           (g) The aggregate of all accounts receivable which
                  are owed by any Account Debtor whose principal place of business is not within the continental United States or the District of Columbia.

                           (h) The aggregate of all accounts receivable which
                  are owed by any Affiliate.

                           (i) The aggregate of all accounts receivable to the
                  extent that the Account Debtor holds or is entitled to any claim, counterclaim, set off, or chargeback as determined by the Administrative Agent in its discretion.

                           (j) The aggregate of all accounts receivable which
                  are evidenced by a promissory note or other documentation evidencing modified payment terms.

                           (k) The aggregate of all accounts receivable which
                  are owed by any person employed by, or a salesperson of, the Borrower.

         "REQUIREMENTS OF LAW": As to any Person:

                           (a) Applicable Law.

                           (b) That Person's organizational documents.

                           (c) That Person's by-laws and/or other instruments
                  which deal with corporate or similar governance, as applicable.

                           (d) Without limiting the generality of the foregoing,
                  "Requirement of Law" includes all requirements of the Bankruptcy Code; all rules adopted pursuant to the Bankruptcy Code or otherwise and applicable to the Borrower and/or the Proceedings; the Borrowing Order; and all other orders or rulings formally or informally entered in the Proceedings or in any action or proceeding which relates thereto.

         "RESERVE PERCENTAGE": The decimal equivalent of that rate applicable to Fleet National Bank under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of Fleet National Bank with respect to "Eurocurrency liabilities" as defined in such regulations. The Reserve Percentage applicable to a particular Eurodollar Loan shall be based upon that in effect during the subject Interest Period, with changes in the Reserve Percentage which take effect during such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

         "RESERVES": The following: Receivables Reserves, Realty Reserves,
                  Availability Reserves and Inventory Reserves.

         "RESTRUCTURING CONSULTANT": A consultant with a nationally recognized practice in addressing issues related to the restructuring of companies which are debtors in cases pursuant to Chapter 11 of the Bankruptcy Code.

         "REVOLVING CREDIT": Is defined in Section 2-1.

         "REVOLVING CREDIT CEILING": $25,000,000.00.

         "REVOLVING CREDIT COMMITMENT FEE": Is defined in Section 2-12.

         "REVOLVING CREDIT DOLLAR COMMITMENT": As set forth on EXHIBIT 1-2, annexed hereto (as such amounts may change in accordance with the provisions of this

                  Agreement).

         "REVOLVING CREDIT EARLY TERMINATION FEE": Is defined in Section 2-14.

         "REVOLVING CREDIT FEES": The Unused Line Fee, Revolving Credit
                  Commitment Fee, Facility Fee, Revolving Credit Early Termination Fee, fees for L/C's which are specifically for the account of the Revolving Credit Lender and all other fees (such as a fee (if any) on account of the execution of an amendment of a Loan Document) payable by the Borrower in respect of the Revolving Credit other than any amount payable to an Agent as reimbursement for any cost or expense incurred by that Agent on account of the discharge of that Agent's duties under the Loan Documents.

         "REVOLVING CREDIT LENDER": FRFI and any other Person who becomes a "Revolving Credit Lender" pursuant to this Agreement.

         "REVOLVING CREDIT LOANS": Loans made under the Revolving Credit, except that where the term "Revolving Credit Loan" is used with reference to available interest rates applicable to the loans under the Revolving Credit, it refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period. (See Section 2-11).

         "REVOLVING CREDIT NOTE": Is defined in Section 2-9.

         "SEC": The Securities and Exchange Commission.

         "STATED AMOUNT": The maximum amount for which an L/C may be honored.

         "STANDSTILL PERIOD": A period consisting of 15 consecutive days, initiated by written notice by the Term Lender to the Administrative Agent in accordance with Section 14-2(a).

         "SUBSIDIARY": with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent.

         "SUPPORTING OBLIGATION": Has the meaning given that term in the UCC and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

         "TERM LENDER": Is defined in the Preamble.

         "TERM LOAN": Is defined in Section 3-1.

         "TERM LOAN ACTION EVENT": The occurrence of any of the following: an Availability Breach; a Term Loan Payment Breach; or a Bankruptcy Breach.

         "TERM LOAN COMMITMENT FEE": Is defined in Section 3-5.

         "TERM LOAN EARLY TERMINATION FEE": Is defined in Section 3-3(c)

         "TERM LOAN FACILITY FEE": Is defined in Section 3-5(b).

         "TERM LOAN FEES": The Term Loan Commitment Fee, the Term Loan Facility
                  Fee, the

                  Term Loan Early Termination Fee, and all other fees (such as a fee (if any) on account of the execution of an amendment of any Loan Document) payable by the Borrower in respect of the Term Loan other than any amount payable to an Agent as reimbursement for any cost or expense incurred by that Agent on account of the discharge of that Agent's duties under the Loan Documents.

         "TERM LOAN INTEREST PAYMENT DATE": Defined in Section 3-4(a)(i).

         "TERM LOAN INTEREST RATE": Defined in Section 3-4(a).

         "TERM LOAN OBLIGATIONS": The aggregate of the Borrower's Liabilities of any character to the Term Lender under the Loan Documents.

         "TERM LOAN PAYMENT BREACH": The failure by the Borrower to have made any payment on account of the Borrower's Liabilities to the Term Lender under the Loan Documents prior to expiry of any grace period applicable to such payment.

         "TERM NOTE": Defined in Section 3-2.

         "TERMINATION DATE": The earliest of (a) the Maturity Date; or (b) the
                  Administrative Agent's notice to the Borrower setting the Termination Date on account of the occurrence of any Event of Default; (c) the date of substantial consummation (as defined in Section 1101 of the Bankruptcy Code) of any Plan in the Proceedings that has been confirmed pursuant to any Order of the Bankruptcy Court in the Proceedings; or (d) that date, ninety (90) days irrevocable written notice of which is provided by the Borrower to the Administrative Agent.

         "UCC": The Uniform Commercial Code as in effect from time to time in Massachusetts.

         "UNUSED LINE FEE": Is defined in Section 2-13.

         "YIELD REVENUE": All amounts which are (or would be) payable on account of the Term Loan Facility Fee, and the Term Loan Interest Rate (as if all interest were paid in cash on the relevant Term Loan Interest Payment Date) with respect to the Term Loan from the Closing Date through the first anniversary of the Closing Date.

ARTICLE 2 - THE REVOLVING CREDIT:

         2-1. ESTABLISHMENT OF REVOLVING CREDIT

                  (a) The Revolving Credit Lender hereby establishes a revolving line of credit (the "REVOLVING CREDIT") in the Borrower's favor pursuant to which the Revolving Credit Lender, subject to, and in accordance with, this Agreement, acting through the Administrative Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein.

                  (b) Loans, advances, and financial accommodations under the Revolving Credit shall be made with reference to the Borrowing Base and shall be subject to Availability. The Borrowing Base and Availability shall be determined by the Administrative Agent by reference to Borrowing Base Certificates furnished as provided in Section 6-4, below, and shall be subject to the following:

                           (i) Such determination shall take into account such Reserves as the Administrative Agent may determine as being applicable thereto.

                           (ii) The Cost of Eligible Inventory will be determined in a manner consistent with current tracking practices.

                  (c) The proceeds of borrowings under the Revolving Credit shall be used solely in accordance with the Business Plan to refinance the National Bank of Canada Debt, to pay certain other pre-petition indebtedness approved by the Bankruptcy Court in the Proceedings, for the Borrower's working capital and Capital Expenditures, all solely to the extent permitted by this Agreement. No proceeds of a borrowing under the Revolving Credit may be used, nor shall any be requested, with a view towards the accumulation of any general fund or funded reserve of the Borrower other than in the ordinary course of the Borrower's business and consistent with the provisions of this Agreement.

         2-2. ADVANCES IN EXCESS OF BORROWING BASE (OVERLOANS).

                  (a) The Revolving Credit Lender has no obligation to make any loan or advance, or otherwise to provide any credit to or for the benefit of the Borrower where the result of such loan, advance, or credit is an OverLoan.

                  (b) The Revolving Credit Lender's providing of an OverLoan on any one occasion does not affect the obligations of the Borrower hereunder (including the Borrower's obligation to immediately repay any amount which otherwise constitutes an OverLoan) nor obligate the Revolving Credit Lender to do so on any other occasion.

         2-3. RISKS OF VALUE OF COLLATERAL. The Administrative Agent's reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Administrative Agent or the Revolving Credit Lender relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Borrower. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Administrative Agent in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

         2-4. COMMITMENT TO MAKE REVOLVING CREDIT LOANS AND SUPPORT LETTERS OF CREDIT. Subject to the provisions of this Agreement, the Revolving Credit Lender shall make a loan or advance under the Revolving Credit and the Administrative Agent shall endeavor to have an L/C issued for the account of the Borrower, in each instance if duly and timely requested by the Borrower as provided herein provided that:

                  (a) No OverLoan is then outstanding and none will result therefrom.

                  (b) No Default then exists or will arise therefrom.

         2-5. REVOLVING CREDIT LOAN REQUESTS.

                  (a) Requests for loans and advances under the Revolving Credit or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan may be requested by the Borrower in such manner as may from time to time be acceptable to the

Administrative Agent.

                  (b) Subject to the provisions of this Agreement, the Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving notice to the Administrative Agent by no later than the following:

                           (i) If such Revolving Credit Loan is to be or is to be converted to a Base Margin Loan: By 12:30PM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Base Margin Loans requested by the Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $10,000.00.

                           (ii) If such Revolving Credit Loan is to be, or is to be continued as, or converted to, a Eurodollar Loan: By 2:00PM three
         (3) Eurodollar Business Days before the commencement of any new Interest Period or the end of the then applicable Interest Period. Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than $1,000,000.00 and in increments of $500,000.00 in excess of such minimum.

                           (iii) Any Eurodollar Loan which matures while a Default exists shall be converted, at the option of the Administrative Agent, to a Base Margin Loan notwithstanding any notice from the Borrower that such Loan is to be continued as a Eurodollar Loan.

                  (c) Any request for a Revolving Credit Loan or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable.

                  (d) If, during each of the fifteen (15) days immediately preceding the day on which a loan request is made there has been no unpaid principal balance in the Loan Account on account of loans and advances under the Revolving Credit, the loan so requested shall be made (subject to all other provisions of this Agreement) no later than the second Business Day after (and not counting) the day on which the loan otherwise would have been made as provided above.

                  (e) The Borrower may request that the Administrative Agent cause the issuance by the Issuer of L/C's for the account of the Borrower as provided in Section 2-17.

                  (f) The Administrative Agent may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Administrative Agent, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Borrower, including, without limitation, the Chief Executive Officer, Chief Financial Officer, and the Controller, and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Administrative Agent's being furnished with such documentation concerning that Person's authority to act as may be satisfactory to the Administrative Agent.

                  (g) A request by the Borrower for loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following is true and correct:

                           (i) There has been no material adverse change in the Borrower's financial condition from the most recent financial information furnished Administrative Agent or any Lender pursuant to this Agreement.

                           (ii) Unless otherwise provided for by the Borrower, all or a portion of any loan or advance so requested will be set aside by the Borrower to cover the Borrower's obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit.

                           (iii) Each representation which is made herein or in any of the Loan Documents is then true and complete as of and as if made on the date of such request.

                           (iv) Unless accompanied by a written Certificate of the Borrower's President or its Chief Financial Officer describing (in reasonable detail) the facts and circumstances thereof and the steps (if any) being taken to remedy such condition, that no Default exists.

         2-6. SUSPENSION OF REVOLVING CREDIT. If, at any time or from time to time, a Default exists:

                  (a) The Administrative Agent may suspend the Revolving Credit immediately, in which event, neither the Administrative Agent nor the Revolving Credit Lender shall be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C

                  (b) The Administrative Agent may suspend the right of the Borrower to request any Eurodollar Loan or to convert any Base Margin Loan to a Eurodollar Loan.

         2-7. MAKING OF REVOLVING CREDIT LOANS.

                  (a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Borrower.

                  (b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrower shall be indebted to the Administrative Agent and the Revolving Credit Lender for the amount thereof immediately) at the following:

                           (i) The Administrative Agent's initiation of the transfer of the proceeds of such loan or advance in accordance with the Borrower's instructions (if such loan or advance is of funds requested by the Borrower).

                           (ii) The charging of the amount of such loan to the Loan Account (in all other circumstances).

                  (c) There shall not be any recourse to or liability of the Administrative Agent, on account of:

                           (i) Any delay in the making of any loan or advance requested under the Revolving Credit.

                           (ii) Any delay by any bank or other depository institution in treating the proceeds of any such loan or advance as collected funds.

                           (iii) Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Administrative Agent in accordance with wire instructions provided to the Administrative Agent by the Borrower.

         2-8. THE LOAN ACCOUNT.

                  (a) An account ("LOAN ACCOUNT") shall be opened on the books of the Administrative Agent in which a record shall be kept of all loans and advances made under the Revolving Credit.

                  (b) The Administrative Agent shall also keep a record (either in the Loan

Account or elsewhere, as the Administrative Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed to the Administrative Agent and each Lender on account of the Liabilities and of all credits against such amounts so owed.

                  (c) All credits against the Liabilities shall be conditional upon final payment to the Administrative Agent for the account of each Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Administrative Agent or any Lender or is disgorged for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

                  (d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrower is obligated hereunder are payable on demand. In the determination of Availability, the Administrative Agent may deem fees, service charges, accrued interest, and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit whether or not such amounts are then due and payable.

                  (e) The Administrative Agent, without the request of the Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which any Agent or any Lender is entitled from the Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that an OverLoan may result thereby. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent's rights and the Borrower's obligations under Section 2-10(b). Any amount which is added to the principal balance of the Loan Account as provided in this
Section 2-8(e) shall bear interest at the interest rate then and thereafter applicable to Base Margin Loans.

         (f) Any statement rendered by the Administrative Agent or any Lender to the Borrower concerning the Liabilities shall be considered correct and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Administrative Agent with written objection thereto within twenty (20) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Administrative Agent's books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.

         2-9. THE REVOLVING CREDIT NOTES. The Borrower's obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by a Note (a "REVOLVING CREDIT NOTE") in the form of EXHIBIT 2-9, annexed hereto, executed by the Borrower, payable to the Revolving Credit Lender. Neither the original nor a copy of the Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that the Revolving Credit Note is ever lost, mutilated, or destroyed, the Borrower shall execute a replacement thereof and deliver such replacement to the Administrative Agent.

         2-10. PAYMENT OF THE LOAN ACCOUNT.

                  (a) The Borrower may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date.

                  (b) The Borrower, without notice or demand from the Administrative Agent or the Revolving Credit Lender, shall pay the Administrative Agent that amount, from time to time, which is necessary so that there is no OverLoan outstanding.

                  (c) The Borrower shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.

                  (d) The Administrative Agent shall endeavor to cause the application of payments (if any), pursuant to Sections 2-10(a) and 2-10(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrower, but shall not have any affirmative obligation to do so nor liability on account of the Administrative Agent's failure to have done so. In no event shall action or inaction taken by the Administrative Agent excuse the Borrower from any indemnification obligation under Section 2-10(e).

                  (e) The Borrower shall indemnify the Administrative Agent and the Revolving Credit Lender and hold the Administrative Agent and the Revolving Credit Lender harmless from and against any loss, cost or expense (including loss of anticipated profits and amounts payable by the Administrative Agent or the Revolving Credit Lender on account of "breakage fees" (so-called)) which the Administrative Agent or the Revolving Credit Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:

                           (i) Default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Revolving Credit Lender in order to maintain its Eurodollar Loans.

                           (ii) Default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.

                           (iii) The making of any payment on a Eurodollar Loan or the making of any conversion of any such Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto.

         2-11. INTEREST ON REVOLVING CREDIT LOANS.

               (a) Each Revolving Credit Loan shall bear interest at the Base Margin Rate unless timely notice is given (as provided in Section 2-5) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan.

               (b) Each Revolving Credit Loan which consists of a Eurodollar Loan shall bear interest at the applicable Eurodollar Rate.

               (c) Subject to, and in accordance with, the provisions of this Agreement, the Borrower may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Base Margin Rate or the Eurodollar Rate as specified from time to time by the Borrower by notice to the Administrative Agent. For ease of reference and administration, each part of the Loan Account which bears interest at the same rate interest and for the same Interest Period is referred to herein as if it were a separate "Revolving Credit Loan".

               (d) The Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Base Margin Rate, there are more than four (4) Eurodollar Rates applicable to the Revolving Credit Loans at any one time.

               (e) The Borrower shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:

                           (i) On the applicable Interest Payment Date for that Revolving Credit Loan.

                           (ii) On the Termination Date and on the End Date.

                           (iii) Following the occurrence of any Event of Default, with such frequency as may be determined by the Administrative Agent.

                  (f) Following the occurrence of any Event of Default (and whether or not the Administrative Agent exercises the Administrative Agent's rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Administrative Agent at rate which is the aggregate of the highest rate applicable to Base Margin Loans plus three percent (3%) per annum.

         2-12. REVOLVING CREDIT COMMITMENT FEE.

                  In consideration of the commitment to make loans and advances to the Borrower under the Revolving Credit, and to maintain sufficient funds available for such purpose, there has been earned and the Borrower shall pay the "REVOLVING CREDIT COMMITMENT FEE" (so referred to herein) of $250,000,00. The Revolving Credit Commitment Fee shall be paid in full on the Closing Date.

         2-13. UNUSED LINE FEE; FACILITY FEE.

                  (a) In addition to any other fee to be paid by the Borrower on account of the Revolving Credit, the Borrower shall pay the Administrative Agent the "UNUSED LINE FEE" (so referred to herein) of 0.375% per annum of the average difference, during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between the Revolving Credit Ceiling and the aggregate of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C's outstanding during the relevant period. The Unused Line Fee shall be paid in arrears, on the first day of each month after the Closing Date and on the Termination Date.

                  (b) In addition to any other fee to be paid by the Borrower on account of the Revolving Credit, the Borrower shall pay the Administrative Agent the "FACILITY FEE" (so referred to herein) of $3,000 for each month or portion of a month after the Closing Date. The Facility Fee shall be paid in advance, on the Closing Date, on first day of each month after the Closing Date and on the Termination Date.

         2-14. EARLY TERMINATION FEE.

                  (a) In the event that the Termination Date occurs prior to the Maturity Date for any reason (other than the Borrower's refinancing the Liabilities with FRFI or any of its Affiliates), the Borrower shall pay to the Administrative Agent, for the benefit of the Revolving Credit Lender, the "REVOLVING CREDIT EARLY TERMINATION FEE" (so referred to herein) in respect of amounts which are or become payable by reason thereof equal to (i) one percent (1%) of the Revolving Credit Dollar Commitment is the Termination Date occurs prior to the first anniversary of the Closing Date, and (ii) one-half of one percent (0.50%) of the Revolving Credit Dollar Commitment if the Termination Date occurs on or subsequent to the first anniversary of the Closing Date.

                  (b) All parties to this Agreement agree and acknowledge that the Revolving Credit Lender will have suffered damages on account of the early termination of the Revolving Credit and that, in view of the difficulty in ascertaining the amount of such damages, that the Early Termination Fee constitutes reasonable compensation and liquidated damages to compensate the Revolving Credit Lender on account thereof.

         2-15. CONCERNING FEES. The Borrower shall not be entitled to any credit, rebate or repayment of any fee earned by any Agent or any Lender pursuant to this Agreement or any Loan Document notwithstanding any termination of this Agreement or suspension or termination of the Administrative Agent's or the Lender's obligation to make loans and advances hereunder.

         2-16. AGENTS' AND LENDERS' DISCRETION.

                  (a) Each reference in the Loan Documents to the exercise of discretion or the like by any Agent or any Lender shall be to such Person's exercise of its judgment, in good faith (which shall be presumed), based upon such Person's consideration of any such factors as that Agent or that Lender, taking into account information of which that Person then has actual knowledge, believes:

                           (i) Will or reasonably could be expected to affect the value of the Collateral, the enforceability of the Collateral Agent's Collateral Interests therein, or the amount which the Collateral Agent would likely realize therefrom (taking into account delays which may possibly be encountered in the Collateral Agent's realizing upon the

         Collateral and likely Costs of Collection).

                           (ii) Indicates that any report or financial information delivered to any Agent or any Lender by or on behalf of the Borrower is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement.

                           (iii) Suggests that a Default exists.

                  (b) In the exercise of such judgement, each Agent or each Lender also may take into account any of the following factors:

                           (i) Those included in, or tested by, the definitions of "Eligible Accounts," "Eligible Inventory" and "Cost".

                           (ii) The current financial and business climate of the industry in which the Borrower competes (having regard for the Borrower's position in that industry).

                           (iii) General macroeconomic conditions which have a material effect on the Borrower's cost structure.

                           (iv) Material changes in or to the mix of the Borrower's Inventory.

                           (v) Seasonality with respect to the Borrower's Inventory and patterns of retail sales.

                           (vi) Such other factors as each Agent and each Lender reasonably determines as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrower.

                  (c) The burden of establishing the failure of any Agent or any Lender to have acted in a reasonable manner in such Person's exercise of such discretion shall be the Borrower's and may be made only by clear and convincing evidence.

         2-17. PROCEDURES FOR ISSUANCE OF L/C's.

                  (a) The Borrower may request that the Administrative Agent cause the issuance by the Issuer of L/C's for the account of the Borrower. Each such request shall be in such manner as may from time to time be acceptable to the Administrative Agent.

                  (b) The Administrative Agent will endeavor to cause the issuance of any L/C so requested by the Borrower, provided that, at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2-6 and if so issued:

                           (i) Absent the consent of the Administrative Agent, the aggregate Stated Amount of all L/C's then outstanding, does not exceed Two Million Dollars ($2,000,000).

                           (ii) The expiry of the L/C is not later than the earlier of thirty (30) days prior to the Maturity Date or the following:

                                    (A) Standby's: One (1) year from initial
                           issuance.

                                    (B) Documentary's: Sixty (60) days from
                           issuance.

                           (iii) If the expiry of an L/C is later than the Maturity Date, it is 103% cash collateralized at its issuance.

                           (iv) An OverLoan will not result from the issuance of the subject L/C.

                  (c) The Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be required by the Issuer.

                  (d) There shall not be any recourse to, nor liability of, any Agent or the Revolving Credit Lender on account of

                           (i) Any delay or refusal by an Issuer to issue an L/C;

                           (ii) Any action or inaction of an Issuer on account of or in respect to, any L/C.

                  (e) The Borrower shall reimburse the Issuer for the amount of any honoring of a drawing under an L/C on the same day on which such honoring takes place. The Administrative Agent, without the request of the Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrower, the Issuer, or the Revolving Credit Lender becomes obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not a Default exists or such advance would result in an OverLoan. Such action shall not constitute a waiver of the Administrative Agent's rights under Section 2-10(b) hereof.

         2-18. FEES FOR L/C's

                  (a) The Borrower shall pay to the Administrative Agent a fee, on account of L/C's, the issuance of which had been procured by the Administrative Agent, monthly in advance, and on the Termination Date and on the End Date, L/C fees in an amount equal to the following percentages of the weighted average Stated Amount of all L/C's outstanding during the period in respect of which such fee is being paid:

                       Standby L/Cs:     At the applicable Eurodollar Margin as
                                         set forth in the Pricing Grid at the
                                         time of calculation.

                       Documentary L/Cs: One half of one percent (0.50%) less
                                         than the applicable Eurodollar Margin
                                         as set forth in the Pricing Grid at the
                                         time of calculation.

provided that, following the occurrence of any Event of Default (and whether or not the Administrative Agent exercises the Administrative Agent's rights on account thereof), such fees shall be increased by three percent (3%) per annum.

                  (b) In addition to the fee to be paid as provided in Subsection 2-18(a), above, the Borrower shall pay to the Administrative Agent (or to the Issuer, if so requested by Administrative Agent), on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C.

                  (c) If any change in Applicable Law shall either:

                           (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Revolving Credit Lender or any Issuer has an obligation to lend to fund drawings under any L/C; or

                           (ii) impose on any Issuer any other condition or requirements relating to any such letters of credit;

and the result of any event referred to in Section 2-18(c)(i) or 2-18(c)(ii), above, shall be to increase the cost to the Revolving Credit Lender or to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer's reasonable allocation among that Revolving Credit Lender's or Issuer's letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Administrative Agent and delivery by the Administrative Agent to the Borrower of a certificate of an officer of the Revolving Credit Lender or the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Revolving Credit Lender or such Issuer, and the basis for determining such increased costs and their allocation, the Borrower shall immediately pay to the Administrative Agent, from time to time as specified by the

Administrative Agent, such amounts as shall be sufficient to compensate the Revolving Credit Lender or the subject Issuer for such increased cost. The Revolving Credit Lender's or any Issuer's determination of costs incurred under
Section 2-18(c)(i) or 2-18(c)(ii), above, and the allocation, if any, of such costs among the Borrower and other letter of credit customers of the Revolving Credit Lender or such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer's certificate, shall be conclusive and binding on the Borrower. The Administrative Agent shall use its best efforts to minimize such costs and expenses associated with the issuance of any L/C's.

         2-19. CONCERNING L/C'S.

                  (a) None of the Issuer, the Issuer's correspondents, the Revolving Credit Lender, any Agent, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:

                           (i) The performance by any beneficiary under any L/C of that beneficiary's obligations to the Borrower.

                           (ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order.

                  (b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.

                  (c) Unless otherwise agreed to, in the particular instance, the Borrower hereby authorizes any Issuer to:

                           (i) Select an advising bank, if any.

                           (ii) Select a paying bank, if any.

                           (iii) Select a negotiating bank.

                  (d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrower. The Issuer shall have discharged the Issuer's obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). No Agent, Revolving Credit Lender, or Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

                  (e) Each Agent's, the Revolving Credit Lender's and the Issuer's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

                  (f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrower, documentary L/C's will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and standby L/C's will be governed by International Standby Practices ISP98 (adopted by the International Chamber of Commerce on April 6, 1998) and any respective subsequent revisions thereof.

                  (g) The obligations of the Borrower under this Agreement with respect to L/C's are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

                           (i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.

                           (ii) The Borrower's consent to any amendment or waiver of, or consent to the departure from, any L/C.

                           (iii) The existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the beneficiary of any L/C.

                           (iv) Any good faith honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

         2-20. CHANGED CIRCUMSTANCES.

                  (a) The Administrative Agent may advise the Borrower that the

Administrative Agent has made the good faith determination (which determination shall be final and conclusive) of any of the following:

                           (i) Adequate and fair means do not exist for ascertaining the rate for Eurodollar Loans.

                           (ii) The continuation of or conversion of the Revolving Credit Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or the compliance by the Administrative Agent or the Revolving Credit Lender in good faith with any Applicable Law.

                           (iii) The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Agent or the Revolving Credit Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.

                  (b) In the event that the Administrative Agent advises the Borrower of an occurrence described in Section 2-20(a), then, until the Administrative Agent notifies the Borrower that the circumstances giving rise to such notice no longer apply:

                           (i) The obligation of the Agent or the Revolving Credit Lender to make loans of the type affected by such changed circumstances or to permit the Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.

                           (ii) Any notice which the Borrower had given the Administrative Agent with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Administrative Agent's having given notice pursuant to Section 2-20(a), shall be deemed at the option of the Administrative Agent to not having been given.

ARTICLE 3 - THE TERM LOAN:

         3-1. COMMITMENT TO MAKE TERM LOAN.

                  (a) Subject to satisfaction of the Conditions Precedent (Article 4) by the date of this Agreement, the Borrower shall borrow from the Term Lender and the Term Lender shall lend to the Borrower the sum of Ten Million Dollars ($10,000,000) (the "TERM LOAN"), repayable with interest as provided herein.

                  (b) The proceeds of the Term Loan shall be used solely toward the refinancing of the National Bank of Canada Debt.

                  (c) No proceeds of the Term Loan may be used, nor shall any be requested, with a view towards the accumulation of any general fund or funded reserve of the Borrower other than in the ordinary course of the Borrower's business and consistent with the provisions of this Agreement.

         3-2. THE TERM NOTE. The obligation to repay the Term Loan, with interest as provided herein, shall be evidenced by a Note (the "TERM NOTE") in the form of EXHIBIT 3-2, annexed hereto, executed by the Borrower. Neither the original nor a copy of the Term shall be required, however, to establish or prove any Liability. In the event that the Term Note is ever lost, mutilated, or destroyed, the Borrower shall execute a replacement thereof and deliver such replacement to the Administrative Agent.

         3-3. PAYMENT OF PRINCIPAL OF THE TERM LOAN.

                  (a) Except as provided in Section 3-3(e), the Borrower may not repay all or any portion of the principal balance of the Term Loan prior to the earliest of (i) the date of repayment in full of all Liabilities under the Revolving Credit and the termination of any obligation, under the Revolving Credit, of the Administrative Agent and of the Revolving Credit Lender to make any loans or to provide any financial accommodations pursuant to this Agreement,
(ii) the Maturity Date, or (iii) Acceleration.

                  (b) After the date of repayment in full of all Liabilities under the Revolving Credit, and after all L/C's have been cash collateralized, prepayments shall be immediately made towards the unpaid principal balance of the Term Loan in the amount which is necessary so that there is no OverLoan outstanding.

                  (c) The Borrower shall pay the Administrative Agent, for the account of the Term Lender, the "TERM LOAN EARLY TERMINATION FEE" (so referred to herein) equal to the greater of (x) the result of (A) the aggregate Yield Revenue accruing (or which would have accrued) on the Term Loan during the first twelve months after the Term Loan is made minus (B) the aggregate Yield Revenue actually received by the Term Lender prior to the date of payment, or (y) one and one half percent (1.5%) of the principal balance of the Term Loan which is so paid prior the Maturity Date, provided that no Term Loan Early Termination Fee shall be due and payable in the event of a prepayment in connection with a refinancing of the Term Loan agented or provided by Back Bay Capital Funding LLC, it being understood that Back Bay Capital Funding LLC, has not agreed to provide or to entertain a request to provide any such refinancing.

                  (d) All parties to this Agreement agree and acknowledge that the Term Lender will have suffered damages on account of the early payment of the Term Loan and that, in view of the difficulty in ascertaining the amount of such damages, that the Term Loan Early Termination Fee constitutes reasonable compensation and liquidated damages to compensate the Term Lender on account thereof.

                  (e) The Borrower shall repay the then entire unpaid balance of the Term Loan and all accrued and unpaid interest thereon on the Termination Date.

         3-4. INTEREST ON THE TERM LOAN.

                  (a) Subject to Sections 3-4(c) and 3-4(b), the unpaid principal balance of the Term Loan shall bear interest, until repaid, fixed at 16.5% per annum (the "TERM LOAN INTEREST RATE"), payable as follows:

                           (i) Accrued interest on the unpaid principal balance of the Term Loan equal to 13.5% per annum ("CURRENT PAY INTEREST") shall be payable monthly in arrears, on the first Business Day of each month (the "TERM LOAN INTEREST PAYMENT DATE"), and on the Maturity Date.

                           (ii) Subject to Section 3-4(a)(ii)(C), accrued interest on the unpaid principal balance of the Term Loan in excess of Current Pay Interest (which excess is referred to herein as "PIK INTEREST") shall be payable as follows:

                                    (A) The Borrower shall have the option,
                  exercisable by irrevocable written notice by the Borrower to the Administrative Agent made at least five (5) Business Days prior to relevant Term Loan Interest Payment Date, to pay all or any part of such PIK Interest by adding the same to the principal balance of the Term Note on that Term Loan Interest Payment Date.

                                    (B) PIK Interest as to which the option
                  provided in Section 3-4(a)(ii)(A) is not exercised shall be paid on the then next Term Loan Interest Payment Date.

                                    (C) At the direction of the Term Lender,
                  following the
                  occurrence of any Default, the option provided in Section 3-4(a)(ii)(A) shall terminate and accrued interest to which such option otherwise could have been exercised shall be paid on each Term Loan Interest Payment Date.

                  (b) In the event of the increase of any interest rate which is or which may be applicable to the unpaid principal balance of the Revolving Credit, the Term Loan Interest Rate shall be increased by a like amount (e.g. if the Base Margin Rate is increased by one-quarter of one percent per annum or the Eurodollar Margin is increased by 25 basis points, the Term Loan Interest Rate shall likewise be increased by one-quarter of one percent per annum) and such increase shall be treated as an increase to Current Pay Interest.

                  (c) Following the occurrence of any Event of Default (and whether or not any remedies have been exercised in connection therewith), at the direction of the Term Lender, interest shall accrue and shall be payable on the unpaid principal balance of the Term Loan at the aggregate of the Term Loan Interest Rate then in effect plus three percent (3%) per annum.

         3-5. TERM LOAN COMMITMENT; FEE TERM LOAN FACILITY FEE.

                  (a) As compensation for the Term Lender's having committed to make the Term Loan, the Borrower shall pay to the Term Lender the Term Loan Commitment Fee of $650,000.00, payable by the Borrower in two installments as follows: (i) the sum of $350,000 shall be paid on the Closing Date, and (ii) the sum of $300,000.00 shall be paid on the first anniversary of the Closing Date if the Term Loan has not been previously paid in full.

                  (b) In addition to any other fee to be paid by the Borrower on account of the Term Loan, the Borrower shall pay the Administrative Agent the "TERM LOAN FACILITY FEE" (so referred to herein) of $1,500 for each month or portion of a month after the Closing Date. The Term Loan Facility Fee shall be paid in advance, on the Closing Date, on first day of each month after the Closing Date and on the Termination Date.

         3-6. PAYMENTS ON ACCOUNT OF TERM LOAN. The Borrower authorizes the Administrative Agent to determine and to pay over directly to the Term Loan Lender any and all amounts due and payable from time to time under or on account of the Term Loan as advances under the Revolving Credit it being understood, however, that the authorization of the Administrative Agent provided in this
Section 3-6 shall not excuse the Borrower from fulfilling its obligations to the Term Lender on account of the Term Loan nor place any obligation on the

Administrative Agent to do so. The Administrative Agent shall provide prompt advice to the Borrower of any amount which is so paid over by the Administrative Agent to the Term Lender pursuant to this Section 3-6.

ARTICLE 4 - CONDITIONS PRECEDENT:

         As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit, and the making of the first loan under the Revolving Credit, and the making of the Term Loan, each of the documents respectively described in Sections 4-1 through and including 4-4, (each in form and substance satisfactory to the Administrative Agent and the Lenders) shall have been delivered to the Administrative Agent and the Lenders, and the conditions respectively described in Sections 4-6 through and including 4-7, shall have been satisfied:

         4-1. CORPORATE DUE DILIGENCE.

                  (a) A Certificate of corporate good standing issued by the Secretary of State of Delaware (or the applicable state of incorporation) for the Borrower and each Guarantor.

                  (b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature the Borrower's and Guarantors' business conducted or assets owned could require such qualification.

                  (c) A Certificate the Borrower's and each Guarantor's Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

         4-2. OPINION. An opinion of counsel to the Borrower and Guarantors in form and substance satisfactory to the Administrative Agent.

         4-3. ADDITIONAL DOCUMENTS. Such additional instruments and documents as the Administrative Agent, the Lenders, or their counsel reasonably may require or request including, without limitation, the following:

                  (a) The Intercreditor Agreement duly executed by AWG.

                  (b) Guaranties from each of the Guarantors together with such other Guarantor Agreements as may be reasonably required by the Administrative Agent to grant and perfect a first priority security interest in each of their respective assets.

                  (c) The instruments, documents and agreements set forth on
EXHIBIT 4-3 hereto.

         4-4. OFFICERS' CERTIFICATES. Certificates executed by the President and the Chief Financial Officer of the Borrower which state that

                  (a) Such officer, acting on behalf of the Borrower, has reviewed each of the Loan Documents and has had the benefit of independent counsel (Attorneys Crowe & Dunlevy) of the Borrower's selection in connection with the review and negotiation of the Loan Documents. In particular, and without limiting the generality of such review, the following provisions of the Loan Documents have been brought to the attention of the undersigned by such counsel:

                           (i) The waiver of the right to a trial by jury in connection with controversies arising out of the loan arrangement contemplated by the Loan Documents.

                           (ii) The designation of, and submission to the exclusive jurisdiction and venue of, certain courts.

                           (iii) Various other waivers and indemnifications included therein.

                           (iv) The circumstances under which the Liabilities could be accelerated and the grace periods available with respect to certain Defaults.

                  (b) The representations and warranties made by the Borrower to the Agents and the Lenders in the Loan Documents are true and complete as of the date of such Certificate, and that no Default has occurred.

         4-5. BORROWING ORDER. There shall have been entered in the Proceedings the Interim Borrowing Order (in form satisfactory to the Administrative Agent and the Lenders), which order shall not have been stayed, modified, appealed, reversed, or otherwise affected.

         4-6. REPRESENTATIONS AND WARRANTIES. Each of the representations made by or on behalf of the Borrower and the Guarantors in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of the Borrower or the Guarantors shall be true and complete as of the date as of which such representation or warranty was made.

         4-7. ALL FEES AND EXPENSES PAID. All fees due at or immediately after the first funding under the Revolving Credit and the Term Loan and all costs and expenses incurred by the Administrative Agent, the Collateral Agent, and the Term Lender in connection with the establishment of the credit facility contemplated hereby (including the fees and expenses of counsel to the Administrative Agent, the Collateral Agent, the Term Lender, and counsel to the Term Lender) shall have been paid in full.

         4-8. ADDITIONAL ADVANCES BY AWG. AWG shall have obtained an order of the Bankruptcy Court in the Proceedings and shall have provided additional financing to the Borrower and the Borrower shall have received net proceeds from such financing in the principal sum of at least $19,600,000, all on terms and conditions satisfactory to the Lenders.

         4-9. COMPLETION OF DUE DILIGENCE. The Lenders shall have completed such due diligence as they deem necessary, including, without limitation, commercial finance examinations, appraisals and environmental site assessments, the results of which shall be satisfactory to the Lenders and their counsel.

         4-10. CONSENTS. All necessary consents and approvals to the transactions contemplated hereby shall have been obtained and shall be satisfactory to the Lenders.

         4-11. LITIGATION. There shall not be pending any litigation or other proceeding, the result of which could reasonably be expected to have a material adverse effect on the Borrower's or Guarantors' condition (financial or otherwise), operations, business, income, assets or prospects or ability to perform their obligations hereunder and under the other Loan Documents.

         4-12. ACCURACY OF FINANCIAL INFORMATION. The Lenders shall be satisfied that any financial statements delivered to them fairly present the business and financial condition of the Parent and its Subsidiaries.

         4-13. ABSENCE OF LIENS. The Collateral Agent shall have received results of searches or other evidence satisfactory to the Collateral Agent and the Lenders (in each case dated as of a date satisfactory to the Collateral Agent) indicating the absence of liens on the assets of the Borrower and Guarantors, except for which termination statements and releases satisfactory to the Collateral Agent and the Lenders are either being tendered concurrently with such extension of credit or arrangements for such delivery have been agreed upon to the satisfaction of the Collateral Agent and the Lenders.

         4-14. NO DEFAULT. No Default shall then exist.

         4-15. NO ADVERSE CHANGE. Other than by virtue of the commencement of the Proceedings, no event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the Borrower's or Guarantors' condition (financial or otherwise), operations, business, income, assets or prospects when compared with the Business Plan.

         4-16. CHANGE IN POLICIES. No material changes in governmental regulations or policies affecting the Borrower, the Guarantors, the Agent, or any Lender involved in this transaction shall have occurred prior to the Closing Date.

         4-17. BENEFIT OF CONDITIONS PRECEDENT. The conditions set forth in this
Article 4 are for the sole benefit of each Agent and each Lender and may be waived by the Administrative Agent in whole or in part without prejudice to any Agent or any Lender.

No document shall be deemed delivered to the Administrative Agent, the Collateral Agent, the Term Lender or the Revolving Credit Lender until received and accepted by the Administrative Agent at its offices in Boston, Massachusetts. Under no circumstances shall this Agreement take effect until executed and accepted by the Administrative Agent at said offices.

ARTICLE 5 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

         To induce each Lender to establish the credit facility contemplated herein and to induce the Revolving Credit Lenders to provide loans and advances under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon) and to induce the Term Lender to make the Term Loan, the Borrower, in addition to all other representations, warranties, and covenants made by the Borrower in any other Loan Document, makes those representations, warranties, and covenants included in this Agreement.

         5-1. PAYMENT AND PERFORMANCE OF LIABILITIES. The Borrower shall pay each payment Liability when due (or when demanded, if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

         5-2. DUE ORGANIZATION. AUTHORIZATION. No CONFLICTS.

                  (a) The Borrower presently is and shall hereafter remain in good standing as a Delaware corporation and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Borrower's assets or operation of the Borrower's business, such qualification may be necessary, except where the failure to so qualify would have no more than a de minimis adverse effect on the business or a assets of the Borrower.

                  (b) The Borrower's organizational identification number assigned to it by the State of Delaware is listed on EXHIBIT 5-2, annexed hereto.

                  (c) The Borrower shall not change its State of organization; any organizational identification number assigned to the Borrower by that State; or the Borrower's federal taxpayer identification number.

                  (d) Each Affiliate and Subsidiary is listed on EXHIBIT 5-2. The Borrower shall provide the Administrative Agent with prior written notice of any entity's becoming or ceasing to be an Affiliate.

                  (e) The Borrower has all requisite power and authority to execute and deliver all Loan Documents to which the Borrower is a party and has and will hereafter retain all requisite power to perform all Liabilities.

                  (f) The execution and delivery by the Borrower of each Loan Document to which it is a party; the Borrower's consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of Collateral Interests by the Borrower to secure the Liabilities); the Borrower's performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:

                           (i) Have been duly authorized by all necessary action.

                           (ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of the Borrower.

                           (iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of the Borrower pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.

                  (g) The Loan Documents have been duly executed and delivered by the Borrower and, upon entry of a Borrowing Order, are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         5-3. TRADE NAMES.

                  (a) EXHIBIT 5-3, annexed hereto, is a listing of:

                           (i) All names under which the Borrower ever conducted its business.

                           (ii) All Persons with whom the Borrower ever consolidated or merged, or from whom the Borrower ever acquired in a single transaction or in a series of related transactions substantially all of such Person's assets.

                  (b) The Borrower will provide the Administrative Agent with not less than twenty-one (21) days prior written notice (with reasonable particularity) of any change to the Borrower's name from that under which the Borrower is conducting its business at the execution of this Agreement and will not effect such change unless the Borrower is then in compliance with all provisions of this Agreement.

         5-4. INFRASTRUCTURE.

                  (a) The Borrower has, and shall cause its Subsidiaries, to maintain a sufficient infrastructure to conduct its business as presently conducted and as contemplated to be conducted following its execution of this Agreement.

                  (b) The Borrower owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Borrower's conduct of the Borrower's business.

                  (c) The conduct by the Borrower of the Borrower's business does not presently infringe (nor will the Borrower conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person.

         5-5. LOCATIONS.

                  (a) The Collateral, and the books, records, and papers of Borrower pertaining thereto, are kept and maintained solely at the following locations:

                           (i) The Borrower's chief executive offices which are at 2601 NW Expressway, Suite 1100E, Oklahoma City, Oklahoma 73112.

                           (ii) Those locations which are listed on EXHIBIT 5-5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that the Borrower owns the subject location) and of all service bureaus with which any such records are maintained and the names and addresses of each of then Borrower's landlords.

                  (b) The Borrower shall not remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 5-5 except for the following purposes:

                           (i) To accomplish sales of Inventory in the ordinary course of business.

                           (ii) To move Inventory from one such location to another such location.

                           (iii) To utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).

                  (c) The Borrower will not:

                           (i) Execute, alter, modify, amend or reject any Lease without the Lenders' prior consent.

                           (ii) Commit to, or open or close any location at which the Borrower maintains, offers for sales, or stores any of the Collateral, provided, that the Borrower shall be permitted to close up to 38 stores over the term of this Agreement, such closures to occur at all times at an arm's length basis and any liquidation pursuant to such closures to be on terms satisfactory to the Administrative Agent and the Lenders.

                  (d) Except as otherwise disclosed pursuant to, or permitted by, this Section 5-5, no tangible personal property of the Borrower is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.

         5-6. ENCUMBRANCES.

                  (a) The Borrower is, and shall hereafter remain, and shall cause its Subsidiaries to remain, the owner of the Collateral free and clear of all Encumbrances other than any Permitted Encumbrance.

                  (b) Except as disclosed on EXHIBIT 5-6(b), annexed hereto, the Borrower does not and shall not, have, possession of any property on consignment to the Borrower.

                  (c) The Borrower shall not acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:

                           (i) Equipment which is merely incidental to the conduct of the Borrower's business.

                           (ii) Equipment, the acquisition or right to use of which has been consented to by the Administrative Agent, which consent may be conditioned upon the Administrative Agent's receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Administrative Agent.

                  (d) The Borrower shall not consent to or suffer the entry of an order in the Proceedings which authorizes the return of any of the Borrower's property pursuant to Section 546(g)(*) of the Bankruptcy Code.

         5-7. INDEBTEDNESS. The Borrower does not and shall not hereafter have, and shall cause its Subsidiaries not to have, any Indebtedness other than any Permitted Indebtedness.

         5-8. INSURANCE.

                  (a) EXHIBIT 5-8, annexed hereto, is a schedule of all insurance policies owned by the Borrower or under which the Borrower is the named insured. Each of such policies is in full force and effect. Neither the issuer of any such policy nor the Borrower is in default or violation of any such policy.

                  (b) The Borrower shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be satisfactory to the Administrative Agent.

                  (c) All insurance carried by the Borrower shall provide for a minimum of sixty (60) days' prior written notice of cancellation to the Administrative Agent and all such insurance which covers the Collateral shall

                           (i) Include an endorsement in favor of the Administrative Agent, naming the Administrative Agent as loss payee and additional insured, which endorsement shall provide that the insurance, to the extent of the Administrative Agent's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Borrower or by the failure of the Borrower to comply with any warranty or condition of the policy.

                           (ii) Not include an endorsement in favor of any other Person, except for AWG and any lessors or other parties with insurable interests included in endorsements in the ordinary course of business.

                  (d) The coverage reflected on EXHIBIT 5-8 presently satisfies the foregoing requirements, it being recognized by the Borrower, however, that such requirements may change hereafter to reflect changing circumstances.

                  (e) The Borrower shall furnish the Administrative Agent from time to time with certificates or other evidence satisfactory to the Administrative Agent regarding compliance by the Borrower with the foregoing requirements.

                  (f) The Borrower hereby appoints the Administrative Agent as its attorney-in-fact to do any acts deemed necessary by the Administrative
Agent in the event of the failure by the Borrower to maintain insurance as required herein, including, obtaining such insurance at the sole expense of the Borrower, provided, however, the Administrative Agent's obtaining of such insurance shall not constitute a cure or waiver of any Default occasioned by the Borrower's failure to have maintained such insurance.

         5-9. LICENSES. Each license, distributorship, franchise, and similar agreement issued to, or to which the Borrower is a party is in full force and effect except where enforcement thereof against the Borrower is stayed by the commencement of, and during the pendency of, the Proceedings. No party to any such license or agreement is in default or violation thereof. The Borrower has not received any notice or threat of cancellation of any such license or agreement.

         5-10. LEASES. EXHIBIT 5-10, annexed hereto, is a schedule of all presently effective Capital Leases. (EXHIBIT 5-5 includes a list of all other presently effective Leases). Each of such Leases and Capital Leases is in full force and effect. No party to any such Lease or Capital Lease is in default or violation of any such Lease or Capital Lease except on account of defaults, the enforcement of which is stayed under Applicable Law during the pendency of the Proceedings. The Borrower has not received any notice or threat of cancellation of any such Lease or Capital Lease. The Borrower hereby authorizes the Administrative Agent at any time and from time to time to contact any of the Borrower's landlords in order to confirm the Borrower's continued compliance with the terms and conditions of the Lease(s) between the Borrower and that landlord and to discuss such issues, concerning the Borrower's occupancy under such Lease(s), as the Administrative Agent may determine.

         5-11. REQUIREMENTS OF LAW. The Borrower is in compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law except where the failure of such compliance (a) will not have more than a de minimis adverse effect on the Borrower's business or assets or (b) is not required under Applicable Law during the pendency of the Proceedings. The Borrower has not received any notice of any violation of any Requirement of Law (other than of a violation which has no more than a de minimis adverse effect on the Borrower's business or assets), which violation has not been cured or otherwise remedied.

         5-12. LABOR RELATIONS.

                  (a) Except as disclosed on EXHIBIT 5-12, annexed hereto, the Borrower has not been and is not presently a party to any collective bargaining or other labor contract.

                  (b) There is not presently pending and, to the Borrower's knowledge, there is not threatened any of the following:

                           (i) Any strike, slowdown, picketing, work stoppage, or employee grievance process.

                           (ii) Any proceeding against or affecting the Borrower relating to the alleged violation of any Applicable Law pertaining to labor relations or before National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting the Borrower, which, if determined adversely to the Borrower could have more than a de minimis adverse effect on the Borrower.

                           (iii) Any lockout of any employees by the Borrower (and no such action is contemplated by the Borrower).

                           (iv) Any application for the certification of a collective bargaining agent.

                  (c) No event has occurred or circumstance exists which could provide the basis for any work stoppage or other labor dispute.

                  (d) The Borrower:

                           (i) Has complied in all material respects with all Applicable Law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.

                           (ii) Is not liable for the payment of more than a de minimius amount of compensation, damages, taxes, fines, penalties, or other amounts, however designated, for the Borrower's failure to comply with any Applicable Law referenced in Section 5-12(d)(i).

         5-13. MAINTAIN PROPERTIES. The Borrower shall:

                  (a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).

                  (b) Not suffer or cause the waste or destruction of any material part of the Collateral.

                  (c) Not use any of the Collateral in violation of any policy of insurance thereon.

                  (d) Subject to Section 5.5(c)(ii), not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

                           (i) The sale of Inventory in compliance with this Agreement.

                           (ii) The disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of the Borrower.

                           (iii) The turning over to the Administrative Agent of all Receipts as provided herein.

         5-14. TAXES.

                  (a) Except for any failure to comply with any of the following, which failure would not result in more than a de minimis adverse effect to the Borrower, the Borrower, in compliance with all Applicable Law, has properly filed the Borrower's tax returns due to be filed up to the date of this Agreement. All federal and state taxes and other amounts in the nature of taxes for which the Borrower is liable or obligated are presently due and payable without penalty; or have been paid or settled; or, to the extent unpaid as of the date of commencement of the Proceedings, will be paid in accordance with Applicable Law and the Borrower's plan or reorganization in the Proceedings.

                  (b) The Borrower shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against the Borrower or the Collateral by any Person whose claim could result in an Encumbrance upon any asset of the Borrower or by any governmental authority, except to the extent that the Borrower is not required, under Applicable Law, to pay such taxes and other charges during the pendency of the Proceedings; properly exercise any trust responsibilities imposed upon the Borrower by reason of withholding from employees' pay or by reason of any Borrower's receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Borrower; and timely file all tax and other returns and other reports with each governmental authority to whom the Borrower is obligated to so file except where failure to file would not have a material adverse effect provided however, nothing included in this Section shall prevent the Borrower from contesting, in good faith and by appropriate proceedings, any tax liability claimed against the Borrower not to exceed

$100,000.00, but only provided that and so long as no tax lien is filed with respect thereto.

                  (c) At its option, the Administrative Agent may pay any tax, charge levied, assessed, or claimed upon the Borrower or the Collateral by any Person or governmental authority, and make any payments on account of the Borrower's Employee Benefit Plan as the Administrative Agent, in the Administrative Agents discretion, may deem necessary or desirable, to protect the Agents' Rights and Remedies.

         5-15. NO MARGIN STOCK. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

         5-16. ERISA.

                  (a) Except for any failure to comply with any of the following, which failure would not result in more than a de minimis adverse effect to the Borrower, neither the Borrower nor any ERISA Affiliate has ever:

                           (i) Violated or failed to be in full compliance with the Borrower's Employee Benefit Plan.

                           (ii) Failed timely to file all reports and filings required by ERISA to be filed by the Borrower.

                           (iii) Engaged in any nonexempt "prohibited transactions" or "reportable events" (respectively as described in ERISA).

                           (iv) Engaged in, or committed, any act such that a tax or penalty reasonably could be imposed upon the Borrower on account thereof pursuant to ERISA.

                           (v) Accumulate any material cumulative funding deficiency within the meaning of ERISA.

                           (vi) Terminated any Employee Benefit Plan such that a lien could be asserted against any assets of the Borrower on account thereof pursuant to ERISA.

                           (vii) Except as disclosed on EXHIBIT 5-16, annexed hereto, been a member of, contributed to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

                  (b) Neither the Borrower nor any ERISA Affiliate shall ever engage in any action of the type described in Section 5-16(a).

         5-17. HAZARDOUS MATERIALS.

                  (a) The Borrower has never: (i) been legally responsible for any release or threat of release of any Hazardous Material or (ii) received notification of the incurrence of any expense in connection with the assessment, containment, or removal of any Hazardous Material for which the Borrower would be responsible.

                  (b) The Borrower shall: (i) dispose of any Hazardous Material only in compliance with all Environmental Laws and (ii) have possession of any Hazardous Material only in the ordinary course of the Borrower's business and in compliance with all Environmental Laws.

                  (c) All facilities and properties leased by the Borrower or any of its Subsidiaries have been and continue to be owned, leased and operated in compliance with applicable Environmental Laws.

                  (d) There have been no releases of Hazardous Materials at, on or under any property previously owned or leased by the Borrower or any of its Subsidiaries.

                  (e) No conditions exist at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which could reasonably be expected to give rise to liability under any applicable Environmental Law.

         5-18. LITIGATION. Except as described in EXHIBIT 5-18, annexed hereto, there is not presently pending or to the best knowledge of the Borrower threatened by or against the Borrower any suit, action, proceeding, or investigation which, if determined adversely to the Borrower, would have more than a de minimis adverse effect upon the Borrower's financial condition or ability to conduct its business as such business is presently conducted or is contemplated to be conducted in the foreseeable future and is not stayed by the commencement of, and during the pendency of, the Proceedings.

         5-19. DIVIDENDS. INVESTMENTS. CORPORATE ACTION. The Borrower shall not and shall cause its Subsidiaries not to:

                  (a) Pay any cash dividend or make any other distribution in respect of any class of the Borrower's or any Subsidiary's capital stock.

                  (b) Make any payment on account of any Indebtedness other than
(i) payment of the Liabilities, (ii) payments to AWG permitted pursuant to
Section 5-27 hereof, (iii) payments of pre-petition claims authorized by orders entered in the Bankruptcy Court in the Proceedings, to which order the Lenders have consented.

                  (c) Own, redeem, retire, purchase, or acquire, as applicable, any of the Borrower's, the Parent's, any Subsidiary's, or any Person's capital stock.

                  (d) Invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any Person other than existing investments described on EXHIBIT 5-19 hereto.

                  (e) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity.

                  (f) Consolidate any of the Borrower's or any Subsidiary's operations with those of any other Person.

                  (g) Organize or create any Affiliate or any Subsidiary not listed on Exhibit 5-2.

                  (h) Subordinate any debts or obligations owed to the Borrower by any third party to any other debts owed by such third party to any other Person.

                  (i) Acquire any assets other than in the ordinary course and conduct of the Borrower's business as conducted at the execution of this Agreement.

         5-20. LOANS. The Borrower shall not make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:

                  (a) Advance payments made to the Borrower's suppliers (other than AWG) in the ordinary course, not to exceed $50,000.00 to any one supplier, or $500,000.000 to all suppliers in the aggregate at any one time outstanding.

                  (b) Advances to the Borrower's officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of the Borrower not to exceed $250,000.00 in the aggregate at any one time outstanding, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by the Borrower.

         5-21. PROTECTION OF ASSETS. The Administrative Agent, in the Administrative Agent's sole discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Administrative Agent may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Administrative Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a final non-appealable judgment in a judicial proceeding (in which the Administrative Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Administrative Agent had acted in actual bad faith or in a grossly negligent manner. The Borrower shall pay to the Administrative Agent, on demand, or the Administrative Agent, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Administrative Agent pursuant to this Section 5-21.

         5-22. LINE OF BUSINESS. The Borrower shall not engage in any business other than the business in which it is currently engaged or a business incidental thereto (the conduct of which reasonably related business is reflected in the Business Plan).

         5-23. AFFILIATE TRANSACTIONS. The Borrower shall not make any payment, nor give any value to any Affiliate except for goods and services actually purchased by the Borrower from, or sold by the Borrower to, such Affiliate for a price and on terms which shall

                  (a) be competitive and fully deductible as an "ordinary and necessary business expense" and/or fully depreciable under the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended; and

                  (b) be no less favorable to the Borrower than those which would have been charged and imposed in an arms length transaction.

         5-24. FURTHER ASSURANCES.

                  (a) The Borrower is not the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 4) will not be subject to a perfected Collateral Interest in favor of the Collateral Agent (subject only to Permitted Encumbrances having priority over the Collateral Interest of the Collateral Agent) to secure the Liabilities.

                  (b) The Borrower will not hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Collateral Agent to secure the Liabilities (subject only to Permitted Encumbrances having priority over the Collateral Interest of the Collateral Agent).

                  (c) The Borrower shall execute and deliver to the Administrative Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Administrative Agent may request, to carry into effect the provisions and intent of this Agreement; to protect and perfect the Collateral Agent's Collateral Interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. The Borrower shall execute all such instruments as may be required by the Administrative Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.

                  (d) The Borrower hereby designates the Collateral Agent as and for the Borrower's true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Collateral Agent's Collateral Interests in the Collateral.

                  (e) This Agreement constitutes an authenticated record which authorizes the Collateral Agent to file such financing statements as the Collateral Agent determines as appropriate to perfect or protect the Collateral Interests created by this Agreement.

                  (f) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 5-24 shall be sufficient for filing to perfect the security interests granted herein.

         5-25. ADEQUACY OF DISCLOSURE.

                  (a) All financial statements furnished to each Agent and each Lender by the Borrower have been prepared in accordance with GAAP consistently applied and present fairly the condition of the Borrower at the date(s) thereof and the results of operations and cash flows for the period(s) covered (provided however, that unaudited financial statements are subject to normal year end adjustments and to the absence of footnotes). There has been no change in the financial condition, results of operations, or cash flows of the Borrower since the date(s) of such financial statements, other than the commencement of the Proceedings and changes in the ordinary course of business, which changes have not been materially adverse to the Borrower's or Guarantors' operations, business, income, assets or property or ability to perform their obligations hereunder and under the other Loan Documents, either singularly or in the aggregate.

                  (b) The Borrower does not have any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Borrower's financial statements furnished to each Agent and each Lender prior to the execution of this Agreement.

                  (c) No document, instrument, agreement, or paper now or hereafter given to any Agent or to any Lender by or on behalf of the Borrower or any Guarantor of the Liabilities in connection with the execution of this Agreement by each Agent and each Lender contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to the Borrower which has, or which, in the foreseeable future could have, a material adverse effect on the financial condition of the Borrower or any such Guarantor which has not been disclosed in writing to each Agent and each Lender.

         5-26. NO RESTRICTIONS ON LIABILITIES. The Borrower shall not enter into or directly or indirectly become subject to any agreement which prohibits or restricts, in any manner, the Borrower's:

                  (a) Creation of, and granting of Collateral Interests in favor of the Collateral Agent.

                  (b) Incurrence of Liabilities.

         5-27. AWG INDEBTEDNESS.

                  (a) Borrower and the Guarantors will not make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness due or to become due to AWG, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness due or to become due to AWG, except:

                           (i) as long as no Default then exists or would arise therefrom, payment of regularly scheduled interest and principal payments as and when due in respect of AWG Pre-Petition Loans in an amount not to exceed $43,000.00 per week;

                           (ii) as long as no Default then exists or would arise therefrom, payment of regularly scheduled interest payments as and when due in respect of AWG Post-Petition Loans at a rate not to exceed the Base Rate plus two percent (2%) per annum.

                           (iii) non-cash payments on account of the AWG Post-Petition Supply Agreements.

                           (iv) payments for goods purchased by the Borrower under the AWG Post-Petition Supply Agreement and the AWG Pre-Petition Supply Agreements in the ordinary course.

                           (v) payments of principal on account of the AWG Post-Petition Loans, as long as each of the following conditions are satisfied as of the time of each payment:

                                    (A) no Default then exists or would arise therefrom; and

                                    (B) The Lenders shall have received the
                                    audited financial statements for the fiscal year of the Parent and its Subsidiaries for the fiscal year most recently ended and the quarter most recently ended; and

                                    (C) The Parent and its Subsidiaries have achieved EBITDAR of at least $15,000,000 for the year most recently ended and the quarter most recently ended on a trailing four quarters basis; and

                                    (E) the amounts available to be borrowed and calculated under clauses (d) and (e) of the definition of Borrowing Base shall not then exceed 15% of the aggregate Borrowing Base; and

                                    (F) Availability shall have been at least
                                    $6,000,000 at all times for the ninety (90) consecutive days prior to the date of repayment to AWG and pro forma Availability for the twelve months following such repayment shall be at least $4,000,000 at all times.

                  provided that any such payments may be made only one time during each of the following periods:

                                               Period
                                               -------------------------
                                               May 1,2002 through May
                                               30, 2002

                                               August 1, 2002 through
                                               August 30,2002

                                               November 1, 2002 through
                                               November 30,2002

                                               May 1, 2003 through May
                                               30,2003

         5-28. BANKRUPTCY PROTECTIONS. The Borrower and Guarantors will not seek, consent, suffer to exist any of the following:

                  (a) Any modification, stay, vacation or amendment to the Borrowing Orders to which the Administrative Agent and the Lenders have not consented.

                  (b) A priority claim for administrative expense or unsecured claim against the Borrower or any Guarantor (now existing or hereafter arising of any kind or nature whatsoever, including, without limitation, any administrative expense of the kind specified in Section 105, 326, 330, 331, 503(a), 503(b), 506(c), 507(a), 507(b), 546(c), 546(d) or 1114 of the Bankruptcy
Code) equal or superior to the priority claim of the Agent and the Lenders in respect of the Liabilities, except with respect to the Carve Out.

                  (c) Any Encumbrance on any Collateral, having a priority equal or superior to the Encumbrances of the Agent and the Lenders.

         5-29. AWG DOCUMENTS. The Borrower shall not modify or amend any provisions of the AWG Documents without the prior written consent of the Agent. The Borrower shall not amend, consent to, or file a motion seeking the amendment of any orders entered in the Proceedings relating to the AWG Documents and any adequate protection granted with respect thereto, or relating to the Loan Documents as defined in the Intercreditor Agreement) without the prior written consent of the Lenders and the Agent. The Borrower shall not amend or consent to the amendment of any overleases entered into between AWG and any landlord, in connection with any premises at which the Borrower is a subtenant. The Borrower shall furnish the Administrative Agent with copies of all notices of default which it receives from AWG under the AWG Documents and any notices of default received by AWG under such overleases, copies of which have been furnished by AWG to the Borrower. Such notices shall be furnished by the Borrower to the Administrative Agent immediately upon receipt by the Borrower.

         5-30. RESTRUCTURING CONSULTANT. The Borrower:

                  (a) Shall engage a Restructuring Consultant acceptable to the Lenders within twenty days after the Closing Date and furnish the Lenders with a copy of the engagement letter, the terms and conditions of which shall be satisfactory to the Lenders.

                  (b) Shall provide reasonable access for the Administrative Agent and the Lenders from time to time with such Restructuring Consultant to discuss such matters concerning the Borrower as they reasonably may determine.

                  (c) Shall not dismiss such Restructuring Consultant except with the consent of the Administrative Agent and the Lenders.

         5-31. OTHER COVENANTS. The Borrower shall not indirectly do or cause to be done any act which, if done directly by the Borrower, would breach any covenant contained in this Agreement.

ARTICLE 6 FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

         6-1. MAINTAIN RECORDS. The Borrower shall:

                  (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrower's financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Borrower at the close of, and its results of operations for, the periods in question.

                  (b) Timely provide the Lenders with those financial reports, statements, and schedules required by this Article 6 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Parent, the Borrower, and the Guarantors at the close of, and the results of operations for, the period(s) covered therein.

                  (c) At all times, keep accurate current records of the Collateral.

                  (d) At all times, retain independent certified public accountants who are reasonably satisfactory to the Administrative Agent and instruct such accountants to fully cooperate with, and be available to, the Administrative Agent to discuss the Borrower's financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent.

                  (e) Not change the Borrower's fiscal year.

         6-2. ACCESS TO RECORDS.

                  (a) The Borrower shall accord the Administrative Agent with access from time to time as the Administrative Agent may require to all properties owned by or over which the Borrower has control. The Administrative Agent shall have the right, and the Borrower will permit the Administrative Agent from time to time as Administrative Agent may request, to examine, inspect, copy, and make extracts from any and all of the Borrower's books, records, electronically stored data, papers, and files. The Borrower shall make all of the Borrower's copying facilities available to the Administrative Agent.

                  (b) The Borrower hereby authorizes the Administrative Agent to:

                           (i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Borrower, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Administrative Agent with respect thereto.

                           (ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with the Borrower's computer billing companies, collection agencies, and accountants and to sign the name of the Borrower on any notice to the Borrower's Account Debtors or verification of the Collateral.

                  (c) The Administrative Agent from time to time may designate one or more representatives to exercise the Administrative Agent's rights under this Section 6-2 as fully as if the Administrative Agent were doing so.

         6-3. IMMEDIATE NOTICE TO ADMINISTRATIVE AGENT.

                  (a) The Borrower shall provide the Administrative Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:

                           (i) Any change in the Borrower's President, chief executive officer, chief operating officer, and chief financial officer (without regard to the title(s) actually given to the Persons discharging the duties customarily discharged by officers with those titles).

                           (ii) Any ceasing of the Borrower's making of post-petition payments, in the ordinary course, to any of its creditors (other than its ceasing of making of such payments on account of a de minimis dispute).

                           (iii) Any failure by the Borrower to pay post-petition rent at any of the Borrower's locations, which failure continues for more than three (3) days following the last day on which such rent was payable (except for lease payments due August 1, 2001 only, which failure continues for more than 15 days after the due date) without more than a de minimis adverse effect to the Borrower.

                           (iv) Any material adverse change in the Borrower's or Guarantors' condition (financial or otherwise), operations, business, income, assets or prospects or ability to perform their obligations hereunder and under the other Loan Documents.

                           (v) The occurrence of any Default.

                           (vi) Any intention on the part of the Borrower to discharge the Borrower's present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 6-1(d)).

                           (vii) Any litigation which, if determined adversely to the Borrower, might have a material adverse effect on the financial condition of the Borrower except to the extent such litigation is stayed by the commencement of, and during the pendency of, the Proceedings.

                           (viii) Any of the following with respect to the Restructuring Consultant retained by the Borrower:

                                    (A) Intention on the part of the Borrower to
                  alter or amend its retention letter with such Restructuring Consultants.

                                    (B) Any course of conduct or dealings which
                  constitutes a change, initiated by either the Borrower or such consultants, to their working relationship as contemplated by the engagement of such consultants by the Borrower.

                                    (C) The filing of any pleading in the
                  Proceedings which seeks to disqualify such Restructuring Consultant.

                                    (D) The entry of an order in the Proceedings
                  which disqualifies such Restructuring Consultant.

                  (b) The Borrower shall:

                           (i) Provide the Administrative Agent, when so distributed, with copies of any materials distributed to the shareholders of the Borrower (qua such shareholders).

                           (ii) Add the Administrative Agent as an addressee on all mailing lists maintained by or for the Borrower.

                           (iii) At the request of the Administrative Agent, from time to time, provide the Administrative Agent with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).

                           (iv) Provide the Administrative Agent, when received by the Borrower, with a copy of any management letter or similar communications from any accountant of the Borrower.

                           (v) Provide the Administrative Agent and the
         Administrative Agent's counsel with copies, when so filed or submitted, of any pleadings filed in the Proceedings by or on behalf of the Borrower or the submission by or on behalf of the Borrower of any report and financial statement to any of: the Bankruptcy Court in which the Proceedings are pending; the office of the United States Trustee; or any committee appointed in the Proceedings.

                           (vi) Provide the Administrative Agent with copies of all filings, by the Parent, with the Securities and Exchange Commission, when so filed by the Parent.

                           (vii) Provide the Administrative Agent with written notice of any intended bulk sale, liquidation, or other disposition of assets of the Borrower at least ten (10) Business Days prior to the consummation of such sale or disposition, or commencement of such liquidation and a detailed summary of the net proceeds expected to be received therefrom. Such notice shall be in addition to any notices which may be required to be furnished the Administrative Agent and the Lenders under the Bankruptcy Code in connection with any hearings in the Proceedings to approve any such sale, liquidation or disposition.

         6-4. BORROWING BASE CERTIFICATE. The Borrower shall provide the Administrative Agent by 12:30p.m., daily, with a Borrowing Base Certificate (in the form of EXHIBIT 6-4 annexed hereto, as such form may be revised from time to time by the Administrative Agent), with Inventory to be rolled forward weekly. Such Certificate may be sent to the Administrative Agent by facsimile transmission, provided that the original thereof is forwarded to the Administrative Agent on the date of such transmission.

         6-5. WEEKLY REPORTS. Weekly, on Friday of each week (as of the then immediately preceding Saturday) the Borrower shall provide the Administrative Agent with a sales audit report and a flash collateral report (each in such form as may be specified from time to time by the Administrative Agent). Such report may be sent to the Administrative Agent by facsimile transmission, provided that the original thereof is forwarded to the Administrative Agent on the date of such transmission.

         6-6. MONTHLY REPORTS.

                  (a) For each fiscal month end, the Borrower shall provide the Lender with original counterparts of the following (each in such form as the Lender from time to time may specify):

                  Within thirty (30) days of the end of the previous fiscal month end:

                           (i) A schedule of purchases from the Borrower's ten largest vendors (in terms of year to date purchases), which schedule shall be in such form as may be satisfactory to the Lender and shall include year to date cumulative purchases and an aging of payables to each such vendor.

                           (ii) A summary aging of the Borrower's and its Subsidiaries' accounts payable.

                           (iii) A store activity report.

                           (iv) The officer's compliance certificate described in Section 6-9.

                           (v) An internally prepared consolidated (and, if requested by any Lender, consolidating) financial statements of the Borrower's and its Subsidiaries' financial condition and the results of its operations for, the period ending with the end of the subject month, reflecting both the month ended and fiscal year to date results, which financial statement shall include, at a minimum, a balance sheet, income statement, cash flow and comparison of same store sales for the corresponding month of, and corresponding portion of the fiscal year to, the then immediately previous year, as well as to the Borrower's business plan, on both a month ended and fiscal year to date basis.

                           (vi) A roll forward of the Borrower's Inventory based upon completion of physical inventories, or an applied gross margin utilizing sales and purchases information (the "APPLIED GROSS MARGIN METHOD"). The Inventory must be rolled forward at least three (3) times during each fiscal year based upon physical inventories. In any event, Inventory may not be rolled forward utilizing the Applied Gross Margin Method for more than three (3) consecutive months.

                           (vii) In any month in which a physical inventory has been undertaken, a summary of the physical inventory results.

                           (viii) A summary of Inventory levels by department.

                           (ix) Inventory general ledger and sub ledger reports by department.

                           (x) Accounts receivable general ledger and sub ledger reports by account type.

                           (xi) Store level income statements for the end of the subject month reflecting both the month end and year to date.

                           (xii) Lease status report containing such information as may be requested by the Administrative Agent, including, without limitation, a statement indicating dates of rental payments on all Leasehold Interests and any notices of default received by the Borrower or sent by the Borrower thereunder.

                  (b) For purposes of Section 6-6(a), above, the first "previous month" in respect of which the items required by that Section shall be provided shall be July 14, 2001.

         6-7. QUARTERLY REPORTS. Quarterly, within forty-five (45) days following the end of each of the Borrower's fiscal quarters, the Borrower shall provide to the Lenders the following:

                  (a) An original counterpart of a management prepared financial statement of the Borrower for the period from the beginning of the Borrower's then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include, at a minimum, a balance sheet, income statement (on a store specific and on a "consolidated" basis), statement of changes in shareholders' equity, and cash flows and comparisons for the corresponding quarter of the then immediately previous year, as well as to the Business Plan.

                  (b) The officer's compliance certificate described in Section 6-9

         6-8. ANNUAL REPORTS.

                  (a) Annually, within ninety (90) days following the end of the Borrower's fiscal year, the Borrower shall furnish to the Lenders the following:

                           (i) An original signed counterpart of the Borrower's annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrower's independent certified public accountants (i.e. said statement shall be "certified" by such accountants) and shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders' equity, and cash flows.

                           (ii) The officer's compliance certificate described in Section 6-9.

                  (b) No later than the earlier of fifteen (15) days prior to the end of each of the Borrower's fiscal years or the date on which such accountants commence their work on the preparation of the Borrower's annual financial statement, the Borrower shall give written notice to such accountants (with a copy of such notice, when sent, to the Administrative Agent) that:

                           (i) Such annual financial statement will be delivered by the Borrower to the Administrative Agent (for subsequent distribution to each Lender).

                           (ii) It is the primary intention of the Borrower, in its engagement of such accountants, to satisfy the financial reporting requirements set forth in this Article 6.

                           (iii) The Borrower has been advised that the Administrative Agent and each Lender).

will rely thereon with respect to the administration of, and transactions under, the credit facility contemplated by this Agreement.

                  (c) Each annual statement shall be accompanied by such accountant's Certificate indicating that, in conducting the audit for such annual statement, nothing came to the attention of such accountants to believe that a Default exists (or that, if a Default exists, the facts and circumstances thereof).

         6-9. OFFICERS' CERTIFICATES. The Borrower shall cause either the Borrower's President or its Chief Financial Officer, in each instance, to provide such Person's Certificate with those monthly financial statements to be provided within thirty (30) days of the end of each month and with those to be provided quarterly and annual statements to be furnished pursuant to this Agreement, which Certificate shall:

                  (a) Indicate that the subject statement was prepared in accordance with GAAP consistently applied and presents fairly the financial condition of the Borrower at the close of, and the results of the Borrower's operations and cash flows for, the period(s) covered, subject, however to the following:

                           (i) Usual year end adjustments (this exception shall not be included in the Certificate which accompanies such annual statement).

                           (ii) Material Accounting Changes (in which event, such Certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in the determination of the financial performance covenant imposed pursuant to Section 6-12.

                  (b) Indicate either that (i) no Default then exists, or (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrower to be taken on account thereof.

                  (c) Include calculations concerning the Borrower's compliance (or failure to comply) at the date of the subject statement with each of the financial performance covenants included in Section 6-12 hereof.

         6-10. INVENTORIES, APPRAISALS, AND AUDITS.

                  (a) The Administrative Agent, at the expense of the Borrower, may participate in and/or observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of the Borrower.

                  (b) The Borrower, at its own expense, shall cause not less than four (4) physical inventories to be undertaken in each twelve (12) month period during which this Agreement is in effect (the spacing of the scheduling of which inventories shall be subject to the Administrative Agent's discretion) conducted by such inventory takers as are satisfactory to the Administrative Agent and following such methodology as may be satisfactory to the Administrative Agent.

                           (i) The Borrower shall provide the Administrative Agent with a copy of the preliminary results of each such inventory (as well as of any other physical inventory undertaken by the Borrower) within ten (10) days following the completion of such inventory.

                           (ii) The Borrower, within thirty (30) days following the completion of such inventory, shall provide the Administrative Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by the Borrower) and shall post such results to the Borrower's stock ledger and, as applicable to the Borrower's other financial books and records.

                           (iii) The Administrative Agent, in its sole discretion, if a Default exists, may cause such additional inventories to be taken as the Administrative Agent determines (each, at the expense of the Borrower).

                  (c) The Administrative Agent contemplates conducting four (4) appraisals of the Collateral constituting Inventory and one (1) appraisal for Collateral constituting Leasehold Interests and Real Estate, (in each event, at the Borrower's expense) during any twelve (12) month period during which this Agreement is in effect, but in its discretion, may undertake additional such appraisals (likewise at the Borrower's expense) during such period. Such appraisals shall be conducted by such appraisers as are satisfactory to the Administrative Agent.

                  (d) The Administrative Agent contemplates conducting four (4) commercial finance field examinations (in each event, at the Borrower's expense) of the Borrower's books and records during any twelve (12) month period during which this Agreement is in effect, but in its discretion, may undertake additional such audits (likewise at the Borrower's expense) during such period.

         6-11. ADDITIONAL FINANCIAL INFORMATION.

                  (a) In addition to all other information required to be provided pursuant to this

Article 6, the Borrower promptly shall provide the Administrative Agent (and any Guarantor of the Liabilities), with such other and additional information concerning the Borrower, the Collateral, the operation of the Borrower's business, and the Borrower's financial condition, including original counterparts of financial reports and statements, as the Administrative Agent may from time to time request from the Borrower.

                  (b) The Borrower may provide the Administrative Agent, from time to time hereafter, with updated forecasts of the Borrower's anticipated performance and operating results.

                  (c) In all events, the Borrower, no sooner than ninety (90) nor later than sixty (60) days prior to the end of each of the Borrower's fiscal years, shall provide the Administrative Agent with an updated and extended forecast which shall go out at least through the end of the then next fiscal year and shall include an income statement, balance sheet, and statement of cash flow, by month, each prepared in conformity with GAAP and consistent with the Borrower's then current practices.

                  (d) The Borrower recognizes that all appraisals, inventories, analysis, financial information, and other materials which the Administrative Agent may obtain, develop, or receive with respect to the Borrower are confidential to the Administrative Agent and that, except as otherwise provided herein, the Borrower is not entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.

ARTICLE 7 - USE OF COLLATERAL:

         7-1. USE OF INVENTORY COLLATERAL.

                  (a) The Borrower shall not engage in any of the following with respect to its Inventory:

                           (i) Any sale other than for fair consideration and on an arms length basis in the conduct of the Borrower's business in the ordinary course.

                           (ii) Sales or other dispositions to creditors.

                           (iii) Sales or other dispositions in bulk.

                           (iv) Sales of any Collateral in breach of any provision of this Agreement.

                  (b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Borrower's customary return policy applicable to the return of inventory purchased by the Borrower's retail customers in the ordinary course, such Inventory may be returned to the Borrower without the consent of the Administrative Agent.

                  (c) The Borrower shall not consent to, nor suffer, the return of any item of Collateral pursuant to Section 546(g)(*) of the Bankruptcy Code.

         7-2. INVENTORY QUALITY. All Inventory now owned or hereafter acquired by the Borrower is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances).

         7-3. ADJUSTMENTS AND ALLOWANCES. The Borrower may grant such allowances or other adjustments to the Borrower's Account Debtors (exclusive of extending the time for payment of any Account or Account Receivable, which shall not be done without first obtaining the Administrative Agent's prior written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, provided, however, the authority granted the Borrower pursuant to this
Section 7-3 may be limited or terminated by the Administrative Agent at any time in the Administrative Agent's discretion.

         7-4. VALIDITY OF ACCOUNTS.

                  (a) The amount of each Account shown on the books, records, and invoices of the Borrower represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrower.

                  (b) The Administrative Agent from time to time may verify the Receivables Collateral directly with the Borrower's Account Debtors, such verification to be undertaken in keeping with commercially reasonable commercial lending standards.

                  (c) The Borrower has no knowledge of any impairment of the validity or collectibility of any of the Accounts. The Borrower shall notify the Administrative Agent of any such impairment immediately after the Borrower becomes aware of any such impairment.

                  (d) The Borrower shall not post any bond to secure the Borrower's performance under any agreement to which the Borrower is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of the Borrower (other than to the Administrative Agent) in the event of the Borrower's failure so to perform.

         7-5. NOTIFICATION TO ACCOUNT DEBTORS. The Administrative Agent shall have the right (whether or not an Event of Default has occurred) to notify any of the Borrower's Account Debtors to make payment directly to the Administrative Agent and to collect all amounts due on account of the Collateral.

ARTICLE 8 - CASH MANAGEMENT. PAYMENT OF LIABILITIES:

         8-1. DEPOSITORY ACCOUNTS.

                  (a) Annexed hereto as EXHIBIT 8-1 is a listing of all present DDA's, which listing includes, with respect to each depository of the following:
(i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.

                  (b) The Borrower shall deliver the following to the Administrative Agent, as a condition to the effectiveness of this Agreement:

                           (i) Notification, executed on behalf of the Borrower, to each depository institution with which any DDA is maintained (other than any Exempt DDA and the Blocked Account), in form satisfactory to the Administrative Agent of the Collateral Agent's interest in such DDA.

                           (ii) A Blocked Account Agreement with any depository institution at which either of the following conditions applies:

                                    (A) Both any DDA (other than the Operating
                  Account) and the Operating Account is maintained.

                                    (B) A Blocked Account is maintained.

                  (c) The Borrower will not establish any DDA hereafter (other than an Exempt DDA) unless, contemporaneous with such establishment, the Borrower delivers the following to the Administrative Agent:

                           (i) Notification to the depository at which such DDA is established if the same would have been required pursuant to Section 8-1(b)(ii)(A) if the subject DDA were open at the execution of this Agreement.

                           (ii) A Blocked Account Agreement executed on behalf of the depository at which such DDA is established if the same would have been required pursuant to Section 8-1 (b)(ii)(B) if the subject DDA were open at the execution of this Agreement.

         8-2. CREDIT CARD RECEIPTS.

                  (a) Annexed hereto as EXHIBIT 8-2, is a Schedule which describes all arrangements to which the Borrower is a party with respect to the payment to the Borrower of the proceeds of credit card charges for sales by the Borrower.

                  (b) The Borrower shall deliver to the Administrative Agent, as a condition to the effectiveness of this Agreement, notification, executed on behalf of the Borrower, to each of the Borrower's credit card clearinghouses and processors of notice (in form satisfactory to the Administrative Agent), which notice provides that payment of all credit card charges submitted by the Borrower to that clearinghouse or other processor and any other amount payable to the Borrower by such clearinghouse or other processor shall be directed to the Concentration Account or as otherwise designated from time to time by the Administrative Agent. The Borrower shall not change such direction or designation except upon and with the prior written consent of the Administrative Agent.

         8-3. THE CONCENTRATION, BLOCKED, AND OPERATING ACCOUNTS.

                  (a) The following checking accounts have been or will be established (and are so referred to herein):

                           (i) The "CONCENTRATION ACCOUNT" (so referred to herein): Established by the Administrative Agent with Fleet National Bank.

                           (ii) The "BLOCKED ACCOUNT" (so referred to herein):
         Established by the Borrower with Bank of America.

                           (iii) The "OPERATING ACCOUNT" (so referred to herein): Established by the Borrower with Fleet National Bank.

                  (b) The contents of each DDA and of the Blocked Account constitutes Collateral and Proceeds of Collateral. The contents of the Concentration Account constitutes the Administrative Agent's property.

                  (c) The Borrower shall pay all fees and charges of, and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Administrative Agent).

         8-4. PROCEEDS AND COLLECTIONS.

                  (a) All Receipts and all cash proceeds of any sale or other disposition of any of the Borrower's assets:

                           (i) Constitute Collateral and proceeds of Collateral.

                           (ii) Shall be held in trust by the Borrower for the Administrative Agent.

                           (iii) Shall not be commingled with any of the Borrower's other funds.

                           (iv) Shall be deposited and/or transferred only to the Blocked Account or the Concentration Account.

                  (b) The Borrower shall cause the ACH or wire transfer to the Blocked or the Concentration Account, not less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of the following:

                           (i) The then contents of each DDA (other than any Exempt DDA), each such transfer to be net of any minimum balance, not to exceed $5,000.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained.

                           (ii) The proceeds of all credit card charges not otherwise provided for pursuant hereto.

Telephone advice (confirmed by written notice) shall be provided to the Administrative Agent on each Business Day on which any such transfer is made.

                  (c) Whether or not any Liabilities are then outstanding, the Borrower shall cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of then entire ledger balance of the Blocked Account, net of such minimum balance, not to exceed $5,000.00, as may be required to be maintained in the Blocked Account by the depository which the Blocked Account is maintained.

                  (d) In the event that, notwithstanding the provisions of this
Section 8-4, the Borrower receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by the Borrower for the Administrative Agent and shall not be commingled with any of the Borrower's other funds or deposited in any account of the Borrower other than as instructed by the Administrative Agent.

         8-5. PAYMENT OF LIABILITIES.

                  (a) On each Business Day, the Administrative Agent shall apply the then collected balance of the Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Concentration Account is maintained) towards the unpaid balance of the Loan Account and all other Liabilities other than principal and interest on the Term Loan, provided, however, for purposes of the calculation of interest on the unpaid principal balance of the Loan Account, such payment shall be deemed to have been made one (1) Business Day after such transfer.

                  (b) The following rules shall apply to deposits and payments under and pursuant to this Section 8-5:

                           (i) Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Administrative Agent by 2:00PM on that Business Day.

                           (ii) Funds paid to the Administrative Agent, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Administrative Agent by 2:00PM on that Business Day.

                           (iii) If notice of a deposit to the Concentration Account (Section 8-5(b)(i)) or payment (Section 8-5(b)(ii)) is not available to the Administrative Agent until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00AM on the then next Business Day.

                           (iv) All deposits to the Concentration Account and other payments to the Administrative Agent are subject to clearance and collection.

                  (c) The Administrative Agent shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 8-5(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that

                  (i) A Default then exists; and

                  (ii) either

                           (A) one or more L/C's are then outstanding; or

                           (B) there is any amount unpaid on account of the Term
Loan, then the Administrative Agent may establish a funded reserve of up to 110% of the aggregate of (x) the Stated Amounts of such L/C's plus (y) amounts unpaid on account of the Term Loan. Such funded reserve shall either be (i) returned to the Borrower provided that no Default exists, or (ii) applied towards the Liabilities following Acceleration.

         8-6. THE OPERATING ACCOUNT. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrower upon, and other disbursements shall be made by the Borrower solely from, the Operating Account.

ARTICLE 9 - GRANT OF SECURITY INTEREST:

         9-1. GRANT OF SECURITY INTEREST. To secure the Borrower's prompt, punctual, and faithful performance of all and each of the Liabilities, the Borrower hereby grants to the Collateral Agent, for the ratable benefit of the Lenders, a continuing security interest in and to, and assigns to the Collateral Agent, for the ratable benefit of the Lenders, the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest (and without regard to whether acquired prior or subsequent to the initiation of the Proceedings), or hereafter acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Collateral Agent may in the future be granted a security interest, is referred to herein as the "COLLATERAL"):

            (a)   All Accounts and accounts receivable.

            (b)   All Inventory.

            (c)   All General Intangibles.

            (d)   All Equipment.

            (e)   All Goods.

            (f)   All Farm Products.

            (g)   All Fixtures.

            (h)   All Chattel Paper.

            (i)   All Health-Care-Insurance Receivables.

            (j)   All Letter-of-Credit Rights.

            (k)   All Payment Intangibles.

            (l)   All Supporting Obligations.

            (m) All books, records, and information relating to the Collateral and/or to the operation of the Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

            (n)   All Leasehold Interests.

            (o) All Investment Property, Instruments, Documents, Deposit Accounts, money, policies and certificates of insurance, deposits, impressed accounts, compensating balances, cash, or other property.

            (p) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing. (9-1(a) through 9-1(o)) or otherwise.

            (q) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (9-1(a) through 9-1(p)), including the right of stoppage in transit.

            (r)   All Bankruptcy Recoveries.

            (s) Any and all other assets of the Borrower not included in any of the foregoing sections.

         9-2. REAL ESTATE AND LEASEHOLD INTERESTS. The Borrowing Order shall provide, amongst other things, for a grant of mortgage and security interests to the Collateral Agent in all of the Borrower's Real Estate and Leasehold Interests. All such Real Estate and Leasehold Interests shall be included in the definition of "Collateral" under this Agreement. The Borrower shall execute and deliver to the Collateral Agent such mortgages, deeds of trust, and assignment of leases as the Collateral Agent may request in connection therewith.

         9-3. EXTENT AND DURATION OF SECURITY INTEREST.

                  (a) The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by the Borrower to the Collateral Agent and shall continue in full force and effect applicable to all Liabilities until both (a) all Liabilities have been paid and/or satisfied in full in cash and (b) the security interest created herein is specifically terminated in writing by a duly authorized officer of the Collateral Agent. The security interest created and granted herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Liability is rescinded or must otherwise be restored by any Lender.

                  (b) It is intended that the Collateral Interests created herein extend to and cover all assets of the Borrower.

ARTICLE 10 - ADMINISTRATIVE AGENT As BORROWER'S ATTORNEY-IN-FACT:

         10-1. APPOINTMENT AS ATTORNEY-IN-FACT. The Borrower hereby irrevocably constitutes and appoints the Collateral Agent as the (acting through any of its officers) Borrower's true and lawful attorney, with full power of substitution, following the occurrence of a Default, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Agents and the Lenders. The rights and powers granted the Collateral Agent by this appointment include but are not limited to the right and power to:

                  (a) Prosecute, defend, compromise, or release any action relating to the Collateral.

                  (b) Sign change of address forms to change the address to which the Borrower's mail is to be sent to such address as the Collateral Agent shall designate; receive and open the Borrower's mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrower or to any trustee in bankruptcy or receiver of the Borrower, or other legal representative of the Borrower whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail.

                  (c) Endorse the name of the Borrower in favor of the Collateral Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

                  (d) Sign the name of the Borrower on any notice to the Borrower's Account Debtors or verification of the Receivables Collateral; sign the Borrower's name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.

                  (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which the Borrower is a beneficiary.

                  (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower.

                  (g) Use, license or transfer any or all General Intangibles of the Borrower.

         10-2. NO OBLIGATION TO ACT. The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by
Section 10-1 herein, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower for any act or omission to act except for any act or omission to act as to which there is a final non-appealable determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

ARTICLE 11 - EVENTS OF DEFAULT:

         The occurrence of any event described in this Article 11 respectively shall constitute an "EVENT OF DEFAULT" herein. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between any Agent and any Lender and the Borrower and instruments and papers heretofore, now, or hereafter given any Agent and any Lender by the Borrower.

         11-1. FAILURE TO PAY THE REVOLVING CREDIT OR THE TERM LOAN. The failure by the Borrower to pay when due any principal of, interest on, or fees in respect of, the Revolving Credit or the Term Loan.

         11-2. FAILURE To MAKE OTHER PAYMENTS. The failure by the Borrower to pay when due (or upon demand, if payable on demand) any payment Liability other than any payment liability on account of the principal of, or interest on, or fees in respect of, the Revolving Credit or the Term Loan.

         11-3. FAILURE TO PERFORM COVENANT OR LIABILITY (No GRACE PERIOD). The failure by the Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability included in any of the following provisions hereof:

                Section        Relates to:
                -------        -----------
                5-6            Encumbrances
                5-7            Indebtedness
                5-8            Insurance
                5-14           Pay taxes
                5-19           Dividends. Investments. Other Corporate Actions
                5-23           Affiliate Transactions
                5-28           Bankruptcy Protections
                Article 6      Reporting Requirements (other than those required
                               under Sections 6-6, 6-7, and 6-8)
                Article 8      Cash Management

         11-4. FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD). The failure by the, Borrower, within ten (10) days following the earlier of the Borrower's knowledge of a breach of any covenant or Liability not described in any of Sections 11-1, 11-2, or 11-3 or of its receipt of written notice from the Administrative Agent of the breach of any of any of such covenants or Liabilities.

         11-5. MISREPRESENTATION. The determination by the Administrative Agent that any representation or warranty at any time made by the Borrower to any Agent or any Lender was not true or complete in all material respects when given.

         11-6. OTHER DEBT. BREACH OF LEASE. The occurrence of any event such that any indebtedness of the Borrower to any creditor incurred subsequent to the commencement of the

Proceedings, other than to the Agent or any Lender, could be or is in fact accelerated, or, without the consent of the Borrower, any Lease could be terminated (whether or not the subject creditor or lessor takes any action on account of such occurrence).

         11-7. DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any breach of any covenant or Liability imposed by, or of any default under, any agreement (including any Loan Document) between any Agent or any Lender and the Borrower or instrument given by the Borrower to any Agent or any Lender and the expiry, without cure, of any applicable grace period (notwithstanding that subject Agent or Lender may not have exercised all or any of its rights on account of such breach or default).

         11-8. UNINSURED CASUALTY LOSS. The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral.

         11-9. ATTACHMENT. JUDGMENT. RESTRAINT OF BUSINESS.

                  (a) The service of process upon any Agent or any Lender or any Participant seeking to attach, by trustee, mesne, or other process, any funds of the Borrower on deposit with, or assets of the Borrower in the possession of, that Agent or that Lender or such Participant.

                  (b) The entry of any judgment against the Borrower, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within fifteen (15) days of its entry but only if and to the extent that the enforcement of such judgments are not stayed in the Proceedings.

                  (c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by the Borrower of its business in the ordinary course.

         11-10. DEFAULT BY GUARANTOR. The occurrence of any Guarantor Default.

         11-11. INDICTMENT - FORFEITURE. The indictment of, or institution of any legal process or proceeding against, the Borrower, under any Applicable Law where the relief, penalties, or remedies sought or available include the forfeiture of any property of the Borrower and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by the Borrower of its business in the ordinary course.

         11-12. TERMINATION OF GUARANTY. The termination or attempted termination of any guaranty by any Guarantor of the Liabilities.

         11-13. CHALLENGE TO LOAN DOCUMENTS.

                  (a) Any challenge by or on behalf of the Borrower or any Guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

         11-14. Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

         11-15. CHANGE IN CONTROL. Any Change in Control.

         11-16. CHANGE IN BORROWING ORDER. The entry of an order in the Proceedings, which order constitutes the stay, modification, appeal, or reversal of any Borrowing Order or which otherwise affects the effectiveness of any Borrowing Order.

         11-17. APPOINTMENT OF TRUSTEE OR EXAMINER. The appointment in the Proceedings of a trustee or of any examiner having expanded powers to operate all or any part of the Borrower's business.

         11-18. CONVERSION OF CASE. The conversion of the Proceedings to a case under Chapter 7 of the Bankruptcy Code.

         11-19. RELIEF FROM STAY. The entry of any order which provides relief from the automatic stay otherwise imposed pursuant to Section 362 of the Bankruptcy Code, which order permits any creditor, other than the Collateral Agent, to realize upon, or to exercise any right or remedy with respect to, any asset of the Borrower or to terminate any license, franchise, or similar agreement, where such termination could have a material adverse effect on the Borrower's financial condition or ability to conduct its business in the ordinary course.

         11-20 TERMINATION OF BUSINESS. Unless subject to the prior written consent of the Agent, the determination of the Borrower, whether by vote of the Borrower's board of directors or otherwise to: suspend the operation of the Borrower's business in the ordinary course, liquidate all or a material portion of the Borrower's assets or stores, or employ an agent or other third party to conduct any so-called store closing, store liquidation or "Going-Out-Of-Business" sales; or the filing of a motion or other application in the Proceedings seeking authority to do any of the foregoing.

         11-21 CERTAIN APPLICATIONS. An application shall be filed by the Borrower for the approval of any other super-priority claim in the Proceedings which is pari passu with or senior to the claims of the Agents and the Lenders against the Borrower or there shall arise any such super-priority claim.

         11-22 PAYMENT OF PRE-PETITION INDEBTEDNESS. The Borrower shall pay or discharge any pre-petition Indebtedness except as expressly permitted hereunder.

         11-23 ADEQUATE PROTECTION ORDERS. Any adequate protection is granted by the Borrower or is ordered by the Bankruptcy Court in the Proceedings in favor of any of the Borrower's pre-petition creditors without the consent of the Lenders, or any such adequate protection is modified or expanded without the consent of the Lenders.

         11-24 MATERIAL ADVERSE ACTIONS. The filing, by the Borrower, of a motion in the Proceedings to take any action or actions which are materially adverse to the Lenders or their rights and remedies hereunder or under the other Loan Documents or the Lenders' interest in any Collateral.

         11-25 RESTRUCTURING CONSULTANT. The failure of the Borrower to engage a Restructuring Consultant in accordance with the terms hereof, time being of the essence, or after the engagement of such Restructuring Consultant, the resignation, dismissal, or disqualification of the Restructuring Consultant.

         11-26 DEFAULT UNDER AWG DOCUMENTS. The occurrence of any default or event of default under the AWG Documents or in respect of any other obligation for the payment of money due AWG, or any other occurrence such that (a) any obligations of the Borrower to AWG Documents, could be or are in fact accelerated, or (b) AWG could terminate any lease or sublease, or exercise any rights under its Supply Protection Agreements (whether or not AWG takes any action on account of such occurrence).

ARTICLE 12 - RIGHTS AND REMEDIES UPON DEFAULT:

         12-1 Acceleration. Upon the occurrence of any Event of Default, subject to the provisions of the Borrowing Order, the Administrative Agent may (and on the issuance of Acceleration Notice(s) requisite to the causing of Acceleration, the Administrative Agent shall), declare all Indebtedness of the Borrower to the Lenders to be immediately due and payable and may exercise all of the Administrative Agent's Rights and Remedies (and the Collateral Agent may likewise exercise all of its rights and remedies upon default) as the Administrative Agent from time to time thereafter determines as appropriate.

         12-2. RIGHTS OF ENFORCEMENT. Subject to the provisions of the Borrowing Order, the Collateral Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Collateral Agent shall have all and each of the following rights and remedies:

                  (a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Collateral Agent.

                  (b) To give notice to any of the Borrower's customs brokers to follow the instructions of the Collateral Agent as provided in any written agreement or undertaking of such broker in favor of the Collateral Agent.

                  (c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

                  (d) To take possession of all or any portion of the Collateral.

                  (e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Collateral Agent deems advisable and with or without the taking of possession of any of the Collateral.

                  (f) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

                  (g) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

                  (h) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents and under Applicable Law.

         12-3. SALE OF COLLATERAL.

                  (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Collateral Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Collateral Agent's disposition of the Collateral.

                  (b) The Collateral Agent, in the exercise of the Collateral Agent's rights and remedies upon default, may conduct (or may require the Borrower to conduct) one or more going out of business sales, in the Collateral Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Borrower. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither the Borrower nor any Person claiming under or in right of the Borrower shall have any interest therein.

                  (c) In the exercise of the Collateral Agent's rights and remedies upon default, (i) the Collateral Agent may by written notice to the Borrower require the Borrower to file a motion seeking to retain one or more agents to sell, lease, or otherwise dispose of the

Collateral on terms reasonably acceptable to the Collateral Agent. The Borrower shall file such motion within ten (10) Business Days of the Collateral Agent's request and shall diligently prosecute such motion. If the Borrower fails to so file the motion, the Collateral Agent may, file and prosecute such a motion in the name of the Borrower; and/or (b) the Collateral Agent may by written notice to the Borrower require the Borrower to file a motion or motions seeking to sell, assume, assign, or otherwise dispose of any or all real estate (including, without limitation, Leasehold Interests) of the Borrower pursuant to Sections 363 and 365 of the Bankruptcy Code, on terms reasonably acceptable to the Collateral Agent. The Borrower shall file such motion or motions within ten (10) Business Days of the Collateral Agent's request and shall diligently prosecute such motion(s). If the Borrower fails to so file such motion(s), the Collateral Agent may, file and prosecute such motion(s) in the name of the Borrower.

                  (d) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Borrower such notice as may be practicable under the circumstances), the Collateral Agent shall give the Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Borrower agrees that such written notice shall satisfy all requirements for notice to the Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Collateral Agent's rights and remedies upon default.

                  (e) The Collateral Agent, the Administrative Agent, and any Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

                  (f) If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Collateral Agent.

                  (g) The Collateral Agent shall turn over to the Administrative Agent the proceeds of the exercise by the Collateral Agent of its rights and remedies under this Article 12. The Administrative Agent shall apply the proceeds of the Collateral Agent's exercise of its rights and remedies upon default pursuant to this Article 12 in accordance with Sections 14-5 and 14-6.

         12-4. OCCUPATION OF BUSINESS LOCATION. In connection with the
Collateral

Agent's exercise of the Collateral Agent's rights under this Article 12, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent's taking possession thereof, and may render any Collateral unusable to the Borrower. In no event shall the Collateral Agent be liable to the Borrower for use or occupancy by the Collateral Agent of any premises pursuant to this Article 12, nor for any charge (such as wages for the Borrower's employees and utilities) incurred in connection with the Collateral Agent's exercise of the Collateral Agent's Rights and Remedies.

         12-5. GRANT OF NONEXCLUSIVE LICENSE. The Borrower hereby grants to the Collateral Agent a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Collateral Agent's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         12-6. ASSEMBLY OF COLLATERAL. The Collateral Agent may require the Borrower to assemble the Collateral and make it available to the Collateral Agent at the Borrower's sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and the Borrower.

         12-7. RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder (herein, the AGENTS' RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by an Agent in exercising or enforcing any of the Agents' Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by an Agent of any Default or Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents' Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between any Agent and any person, at any time, shall preclude the other or further exercise of the Agents' Rights and Remedies. No waiver by any Agent of any of the Agents' Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents' Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents' Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 13 - DISTRIBUTIONS:

         13-1. ORDINARY COURSE DISTRIBUTIONS: REVOLVING CREDIT. (This Section 13-7 applies unless the provisions of Section 14-5 (which relates to distributions in the event of a Liquidation) becomes operative).

                  The Administrative Agent shall distribute to the Revolving Credit Lender, payments of principal, interest, and Revolving Credit Fees on the Revolving Credit Loans when actually received and collected by the Administrative Agent.

         13-2. ORDINARY COURSE DISTRIBUTIONS: TERM LOAN (This Section 13-2 applies unless the provisions of Section 14-5 (which relates to distributions in the event of a Liquidation) becomes operative). The Administrative Agent shall distribute to the Term Lender payments on account of principal of, and interest on, the Term Loan and Term Loan Fees as received and collected by the Administrative Agent from the Borrower in accordance with the provisions of this Agreement or as made available by the Administrative Agent as the proceeds of advances under the Revolving Credit.

ARTICLE 14 - ACCELERATION AND LIQUIDATION:

         14-1. ACCELERATION NOTICES

                  (a) The Administrative Agent may give the Collateral Agent and Lenders an Acceleration Notice at any time following the occurrence of an Event of Default.

                  (b) The Revolving Credit Lender may give the Administrative Agent an Acceleration Notice at any time following the occurrence of an Event of Default.

                  (c) The Term Lender may give the Administrative Agent an Acceleration

Notice at any time following the occurrence of an Event of Default which occurs after the Revolving Credit Loans have been paid in full, all L/C's have been cash collateralized, and there is no obligation on the Revolving Credit Lenders to make any further loans or to provide any further financial accommodation under the Revolving Credit.

         14-2. MANDATORY ACCELERATION RIGHT OF THE TERM LENDER:

                  (a) The Term Lender may initiate a Standstill Period by written notice to the Administrative Agent at any time after the occurrence of any Term Loan Action Event and may so initiate a Standstill Period, on account of a separate Term Loan Action Event during the pendency of another Standstill Period which has been initiated by it.

                  (b) Upon the expiry of a Standstill Period initiated by reason of a Bankruptcy Breach, the Term Lender may give the Administrative Agent and the Collateral Agent an Acceleration Notice unless acceleration has been stayed by judicial or statutory process other than the automatic stay imposed at the initiation of the Proceedings.

                  (c) Upon the expiry of a Standstill Period the Term Lender may give the Administrative Agent and the Collateral Agent an Acceleration Notice, provided, that, the Term Loan Lender shall rescind such Acceleration Notice in the event either 14-2(c)(i) or 14-2(c)ii) is applicable:

                       (i) Acceleration has been stayed by judicial or statutory process other than the automatic stay imposed at the initiation of the Proceedings.

                       (ii) As applicable:

                           (A) If the relevant Term Loan Action Event is an
                  Availability Breach: On any three consecutive Business Days during the relevant Standstill Period, no Availability Breach exists or occurs.

                           (B) If the relevant Term Loan Action Event is a Term
                  Loan Payment Breach: All payments which are due or overdue on account of the Term Loan (other than those which would be due only if the Term Loan were accelerated) are paid prior to the expiry of the relevant Standstill Period.

         14-3. ACCELERATION Unless stayed by judicial or statutory process, the Administrative Agent shall Accelerate the Liabilities on account of the Revolving Credit and the Term Loan within a commercially reasonable time following:

                  (a) The Administrative Agent's giving of an Acceleration Notice to the Collateral Agent and the Revolving Credit Lenders as provided in
Section 14-1(a).

                  (b) The Administrative Agent's receipt of an Acceleration Notice from the Revolving Credit Lender, in compliance with Section 14-1(b).

                  (c) The Administrative Agent's receipt of an Acceleration Notice from the Term Loan Lender in compliance with Section 14-1(c).

         14-4. INITIATION OF LIQUIDATION Unless stayed by judicial or statutory process, a Liquidation shall be initiated by the Collateral Agent within a commercially reasonable time following Acceleration of Liabilities on account of the Revolving Credit and the Term Loan.

         14-5. COLLATERAL AGENT'S CONDUCT OF LIQUIDATION

                  (a) Any Liquidation shall be conducted by the Collateral Agent, with the advice and assistance of the Administrative Agent and the Lenders.

                  (b) The Collateral Agent may establish one or more Nominees to "bid in" or otherwise acquire ownership to any Post Foreclosure Asset.

                  (c) The Collateral Agent shall manage the Nominee and manage and dispose of any Post Foreclosure Assets with a view towards the realization of the economic benefits of the ownership of the Post Foreclosure Assets and in such regard, the Collateral Agent and/or the Nominee may operate, repair, manage, maintain, develop, and dispose of any Post Foreclosure Asset in such manner as the Collateral Agent determines as appropriate under the circumstances.

                  (d) Each Agent may decline to undertake or to continue taking a course of action or to execute an action plan (whether proposed by an Agent or a Lender) unless indemnified to that Agent's satisfaction by the Lenders against any and all liability and expense which may be incurred by that Agent by reason of taking or continuing to take that course of action or action plan.

                  (e) The Administrative Agent and each Lender shall execute all such instruments and documents not inconsistent with the provisions of this Agreement as the Administrative Agent and/or the Nominee reasonably may request with respect to the creation and governance of any Nominee, the conduct of the Liquidation, and the management and disposition of any Post Foreclosure Asset.

         14-6. DISTRIBUTION OF LIQUIDATION PROCEEDS:

                  (a) The Collateral Agent may establish one or more reasonably funded reserve accounts into which proceeds of the conduct of any Liquidation may be deposited in anticipation of future expenses which may be incurred by any Agent in the exercise of rights as a secured creditor of the Borrower and prior claims which the Agents anticipate may need to be paid.

                  (b) The Collateral Agent shall distribute the proceeds of any Liquidation to the Administrative Agent.

                  (c) The Administrative Agent shall distribute the net proceeds of Liquidation, as distributed to the Administrative Agent by the Collateral Agent pursuant to Section 14-5(b), in accordance with the relative priorities set forth in Section 14-6.

                  (d) Each Lender, on the written request of the Administrative Agent and/or any Nominee, not more frequently than once each month, shall reimburse the Agents and/or any Nominee, pro-rata, for any cost or expense reasonably incurred by the Agents and/or the Nominee in the conduct of a Liquidation, which amount is not covered out of current proceeds of the Liquidation, which reimbursement shall be paid over to and distributed by the Administrative Agent.

         14-7. RELATIVE PRIORITIES TO PROCEEDS OF LIQUIDATION

                  (a) All distributions of proceeds of a Liquidation shall be net of payment over to the Agents as reimbursement for all reasonable third party costs and expenses incurred by the Agents and to any funded reserve established pursuant to Section 14-5(a).

                  (b) The proceeds of a Liquidation, net of those amounts described in Section (a) above, shall be applied to the Liabilities as follows:

                      (i) first, to the Revolving Credit Lenders to cash collateralize any outstanding L/C's hereunder, to pay outstanding principal and interest under the Revolving Credit, the Unused Line Fee, any cash management fees and the fees payable on the account of the L/C's hereunder;

                      (ii) second, to the Term Lender to pay outstanding principal and interest under the Term Loan;

                      (iii) third, to the Revolving Credit Lenders, to pay the
                            Revolving Credit Early Termination Fee;

                      (iv) fourth, to the Term Lender, to pay the Term Loan Early Termination Fee;

                      (v) fifth, to the Revolving Credit Lenders, to pay all other outstanding Liabilities due and payable to the Revolving Credit Lenders;

                      (vi) sixth, to the Term Lender, to pay all other outstanding Liabilities due and payable to the Term Lender; and

                      (vii) seventh, to pay all other outstanding Liabilities.

ARTICLE 15 - THE AGENTS:

         15-1. APPOINTMENT OF THE AGENT

                  (a) Each Lender appoints and designates Fleet Retail Finance Inc. as the "Administrative Agent" hereunder and under the Loan Documents.

                  (b) Each Lender appoints and designates Fleet Retail Finance Inc. as the "Collateral Agent" hereunder and under the Loan Documents.

                  (c) Each Lender authorizes each Agent:

                       (i) To execute those of the Loan Documents and all other instruments relating thereto to which that Agent is a party.

                       (ii) To take such action on behalf of the Lenders and to exercise all such powers as are expressly delegated to that Agent hereunder and in the Loan Documents and all related documents, together with such other powers as are reasonably incident thereto.

         15-2. RESPONSIBILITIES OF AGENTS

                  (a) The Administrative Agent shall have principal responsibilities for and primary authority for the administration of the credit facility contemplated by the Loan Agreement and for all matters for which the Collateral Agent is not responsible. In all instances where the allocation of responsibility and authority, as between the Collateral Agent and the Administrative Agent is in doubt, the Administrative Agent shall be vested with such responsibility and authority.

                  (b) The Collateral Agent shall have principal responsibilities for and primary authority for the conduct of the Liquidation and the distribution of the proceeds of such Liquidation.

                  (c) Neither Agent shall have any duties or responsibilities to, or any fiduciary relationship with, any Lender except for those expressly set forth in this Agreement.

                  (d) Neither Agent nor any of its Affiliates shall be responsible to any Lender for any of the following:

                       (i) Any recitals, statements, representations or warranties made by the Borrower or any other Person.

                       (ii) Any appraisals or other assessments of the assets of the Borrower or of any other Person responsible for or on account of the Liabilities.

                       (iii) The value, validity, effectiveness, genuineness, enforceability, or sufficiency of the Loan Agreement, the Loan Documents or any other document referred to or provided for therein.

                       (iv) Any failure by the Borrower or any other Person (other than the subject Agent) to perform its obligations under the Loan Documents.

                  (e) Each Agent may employ attorneys, accountants, and other professionals and agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the subject Agent with reasonable care. No such attorney, accountant, other professional, agent, or attorney-in-fact shall be responsible for any action taken or omitted to be taken by any other such Person.

                  (f) Neither Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken or omitted to be taken by any other of them in connection herewith in reliance upon advice of their respective counsel nor, in any other event except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

                  (g) Neither Agent shall have any responsibility in any event for more funds than that Agent actually receives and collects.

                  (h) The Agents, in their separate capacities as Lenders, shall have the same rights and powers hereunder as any other Lender.

         15-3. CONCERNING DISTRIBUTIONS BY THE AGENTS

                  (a) Each Agent, in that Agent's reasonable discretion based upon that Agent's determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of such proceeds, may delay the distribution of any payment received on account of the Liabilities.

                  (b) Each Agent may disburse funds prior to determining that the sums which that Agent expects to receive have been finally and unconditionally paid to that Agent. If and to the extent that Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Administrative Agent the sum paid to that person.

                  (c) If, in the reasonable opinion of an Agent, the distribution of any amount received by that Agent might involve that Agent in liability, or might be prohibited hereby, or might be questioned by any Person, then that Agent may refrain from making distribution until that Agent's right to make distribution has been adjudicated by a court of competent jurisdiction.

                  (d) The proceeds of any Lender's exercise of any right of, or in the nature of, set-off shall be deemed, First, to the extent that a Lender is entitled to any distribution hereunder, to constitute such distribution and Second, shall be shared with the other Lenders as if distributed pursuant to (and shall be deemed as distributions under) Section 14-6.

                  (e) Each Lender recognizes that the crediting of the Borrower with the "proceeds" of any transaction in which a Post Foreclosure Asset is acquired is a non-cash transaction and that, in consequence, no distribution of such "proceeds" will be made by the Administrative Agent to any Lender.

                  (f) In the event that (x) a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid or disgorged or (y) those Lenders adversely affected thereby determine to effect such repayment or disgorgement, then each Lender to which any such distribution shall have been made shall repay, to the Agent which had made such distribution, that Lender's pro-rata share of the amount so adjudged or determined to be repaid or disgorged.

         15-4. DISPUTE RESOLUTION: Any dispute among the Lenders and/or any Agent concerning the interpretation, administration, or enforcement of the financing arrangements contemplated by this or any other Loan Document or the interpretation or administration of this or any other Loan Document which cannot be resolved amicably shall be resolved in the United States Bankruptcy Court for the Western District of Oklahoma, to the jurisdiction of which courts each Lender hereto hereby submits.

         15-5. DISTRIBUTIONS OF NOTICES AND OF DOCUMENTS The Administrative Agent will forward to each Lender, promptly after the Administrative Agent's receipt thereof, a copy of each notice or other document furnished to the Administrative Agent pursuant to this Agreement, including monthly, quarterly, and annual financial statements received from the Borrower pursuant to Article 6 of this Agreement, other than any of the following:

                  (a) Routine communications associated with requests for Revolving Credit Loans and/or the issuance of L/C's.

                  (b) Routine or nonmaterial communications.

                  (c) Any notice or document required by any of the Loan Documents to be furnished to the Lenders by the Borrower.

                  (d) Any notice or document of which the Administrative Agent has knowledge that such notice or document had been forwarded to the Lenders other than by the Administrative Agent.

         15-6. CONFIDENTIAL INFORMATION

                  (a) Each Lender will maintain, as confidential, all of the following:

                       (i) Proprietary approaches, techniques, and methods of analysis which are applied by the Administrative Agent in the administration of the credit facility contemplated by this Agreement.

                       (ii) Proprietary forms and formats utilized by the Administrative Agent in providing reports to the Lenders pursuant hereto, which forms or formats are not of general currency.

                  (b) Nothing included herein shall prohibit the disclosure of any such information as may be required to be provided by judicial process or by regulatory authorities having jurisdiction over any party to this Agreement.

         15-7. RELIANCE BY AGENTS Each Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) reasonably believed by that Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of attorneys, accountants and other experts selected by that Agent. As to any matters not expressly provided for in this Agreement, any Loan Document, or in any other document referred to therein, that Agent shall in all events be fully protected in acting, or in refraining from acting, in accordance with the consent of the Lenders.

         15-8. NON-RELIANCE ON AGENTS AND OTHER LENDERS

                  (a) Each Lender represents to all other Lenders and to the Agents that such Lender:

                       (i) Independently and without reliance on any representation or act by any Agent or by any other Lender, and based on such documents and information as that Lender has deemed appropriate, has made such Lender's own appraisal of the financial condition and affairs of the Borrower and decision to enter into this Agreement.

                       (ii) Has relied upon that Lender's review of the Loan Documents by that Lender and by counsel to that Lender as that Lender deemed appropriate under the circumstances.

                  (b) Each Lender agrees that such Lender, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as such Lender shall deem appropriate at the time, will continue to make such Lender's own appraisals of the financial condition and affairs of the Borrower when determining whether to take or not to take any discretionary action under this Agreement.

                  (c) Neither Agent in the discharge of that Agent's duties hereunder, shall be required to make inquiry of, or to inspect the properties or books of, any Person.

                  (d) Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder (as to which, see Section 15-5), the Agents shall not have any affirmative duty or responsibility to provide any Lender with any credit or other information concerning any Person, which information may come into the possession of Agents or any Affiliate of an Agent.

                  (e) Each Lender, at such Lender's request, shall have reasonable access to all nonprivileged documents in the possession of the Agents, which documents relate to the Agents' performance of their duties hereunder.

         15-9. INDEMNIFICATION Without limiting the liabilities of the Borrower under any this or any of the other Loan Documents, each Lender shall indemnify each Agent, pro-rata, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including attorneys' reasonable fees and expenses and other out-of-pocket expenditures) which may at any time be imposed on, incurred by, or asserted against that Agent and in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of terms hereof or thereof or of any such other documents, provided, however, no Lender shall be liable for any of the foregoing to the extent that any of the foregoing arises from any action taken or omitted to be taken by the subject Agent as to which a final judicial determination has been or is made (in a proceeding in which the subject Agent has had an opportunity to be heard) that the subject Agent had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

ARTICLE 16 - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:

         16-1. ADMINISTRATION OF CREDIT FACILITIES

                  (a) Except as otherwise specifically provided in this Agreement, each Agent may take any action with respect to the credit facility contemplated by the Loan Documents as that Agent determines to be appropriate within their respective areas of responsibility and authority, as set forth in Sections 15-2(b) and 15-2(a), provided, however, neither Agent is under any affirmative obligation to take any action which it is not required by this Agreement or the Loan Documents specifically to so take.

                  (b) Except as specifically provided in the Sections 16-2 and 16-3 of this Agreement, whenever a Loan Document or this Agreement provides that action may be taken or omitted to be taken in an Agents' discretion, that Agent shall have the sole right to take, or refrain from taking, such action without, and notwithstanding, any vote of the Lender:

         16-2. ACTION REQUIRING CERTAIN CONSENT The consent or direction of all of the Lenders is required for any amendment or waiver of any provision of this Agreement, the other

Loan Documents and the Intercreditor Agreement, including, without limitation, the following:

                  (a) Any forgiveness of all or any portion of any payment Liability.

                  (b) Any decrease in any interest rate or fee payable under any of the Loan Documents.

                  (c) Any waiver, amendment, or modification which has the effect of increasing any Revolving Credit Dollar Commitment.

                  (d) Extending the Maturity Date.

                  (e) Modifying any payment dates with respect to any principal, interest, or fees on either of the Loans.

                  (f) Any release of a material portion of the Collateral.

                  (g) Any amendment of the Definitions of "Borrowing Base", "Receivables Reserve", "Realty Reserve", "Inventory Reserve", or "Availability" or of any Definition of any component thereof, such that more credit would be available to the Borrower, based on the same assets, as would have been available to the Borrower immediately prior to such amendment, it being understood, however, that:

                       (i) The foregoing shall not limit the adjustment by the Administrative Agent of any Reserve in the Administrative Agent's administration of the Revolving Credit as otherwise permitted by this Agreement.

                       (ii) The foregoing shall not prevent the Administrative Agent, in its administration of the Revolving Credit, from restoring any component of Borrowing Base which had been lowered by the Administrative Agent back to the value of such component, as stated in this Agreement or to an intermediate value.

                  (h) Any release of any Person obligated on account of the Liabilities (including the Guarantors).

                  (i) Any amendment of this Article 16.

         16-3. ACTIONS REQUIRING AGENTS' CONSENT

                  (a) No action, amendment, or waiver of compliance with, any provision of the Loan Documents or of this Agreement which affects an Agent in its capacity as an Agent may be undertaken without the written consent of the Agents.

                  (b) No action referenced herein which affects the rights, duties, obligations, or liabilities of an Agent shall be effective without the written consent of the Agents.

         16-4. MISCELLANEOUS ACTIONS

                  (a) Notwithstanding any other provision of this Agreement, no single Lender independently may exercise any right of action or enforcement against or with respect to the Borrower.

                  (b) Each Agent shall be fully justified in failing or refusing to take action under this Agreement or any Loan Document on behalf of any Lender unless that Agent shall first

                       (i) receive such clear, unambiguous, written instructions as that Agent deems appropriate; and

                       (ii) be indemnified to that Agent's satisfaction by the Lenders against any and all liability and expense which may be incurred by that Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent, in willful misconduct, or in bad faith.

                  (c) Each Agent may establish reasonable procedures for the providing of direction and instructions from the Lenders to that Agent, including its reliance on multiple counterparts, facsimile transmissions, and time limits within which such direction and instructions must be received in order to be included in a determination of whether the requisite Lenders have provided their direction, consent, or instructions.

         16-5. ACTIONS REQUIRING BORROWER'S CONSENT The Borrower's consent is required for any amendment of this Agreement, except that each of the following Articles of this Agreement may be amended without the consent of the Borrower:

        Article       Title of Article
        -------       ----------------
        14            Acceleration and Liquidation
        15            The Agents
        16            Action By Agents - Consents - Amendments - Waivers

ARTICLE 17 - NOTICES:

         17-1. NOTICE ADDRESSES. All notices, demands, and other communications made in respect of any Loan Document (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to either Agent:
                              Fleet Retail Finance Inc.
                              40 Broad Street
                              Boston, Massachusetts 02109
                              Attention : Sally Sheehan
                              Fax       : (617) 434-4339

        With a copy to:
                              Riemer & Braunstein LLP
                              Three Center Plaza
                              Boston, Massachusetts 02108
                              Attention : David S. Berman, Esquire
                              Fax       : 617 880 3456

If to the Borrower:
                              Homeland Stores, Inc.
                              2601 NW Expressway, Suite 1100E
                              Oklahoma City, Oklahoma 73112
                              Attention : David Clark
                              Fax       : 405 879-4614

        With a copy to:
                              Crowe & Dunlevy
                              1800 Mid-America Tower
                              20 North Broadway
                              Oklahoma City, Oklahoma 73102
                              Attention : Roger A. Stong, Esquire
                              Fax:      : (405) 239-6651

         17-2. NOTICE GIVEN.

                  (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

                       (i) By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.

                       (ii) By recognized overnight express delivery: the Business Day following the day when sent.

                       (iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

                       (iv) By Facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one
         (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

                  (b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

         17-3. WIRE INSTRUCTIONS. NOTICE GIVEN. Subject to change in the same manner that a notice address may be changed (as to which, see Section 17-1), wire transfers to the Administrative Agent shall be made in accordance with the following wire instructions:

               Fleet Retail Finance Inc.
               ABA Number         :        011000390
               Account Name       :        Fleet Retail Finance Inc.
               Account Number     :        530-39952
               Reference          :        Homeland Stores, Inc.

ARTICLE 18 - TERM:

         18-1. TERMINATION OF REVOLVING CREDIT. The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2-6 hereof) until the Termination Date.

         18-2. ACTIONS ON TERMINATION.

                  (a) On the Termination Date, the Borrower shall pay the Administrative Agent (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the following:

                       (i) The entire balance of the Loan Account (including the unpaid principal balance of the Revolving Credit Loans).

                       (ii) Any then remaining installments of the Revolving Credit Commitment Fee.

                       (iii) Any payments due on account of the indemnification obligations included in Section 2-10(e).

                       (iv) Any accrued and unpaid Unused Line Fee and Facility Fees.

                       (v) Any applicable Revolving Credit Early Termination
         Fee.

                       (vi) All unpaid principal and accrued and unpaid interest (including all accrued and unpaid Current Pay Interest and all accrued and unpaid PIK Interest) on the Term Loan.

                       (vii) Any then remaining installments of the Term Loan Commitment Fee and the Term Loan Facility Fee.

                       (viii) Any Term Loan Early Termination Fee.

                       (ix) All unreimbursed costs and expenses of each Agent and the Lenders.

                       (x) All other Liabilities.

                  (b) On the Termination Date, the Borrower shall also shall make such arrangements concerning any L/C's then outstanding as are reasonably satisfactory to the Administrative Agent.

                  (c) Until such payment (Section 18-2(a)) and arrangements concerning L/C's (Section 18-2(b)), all provisions of this Agreement, other than those included in Article 1, 2 which place any obligation on the Administrative Agent or the Revolving Credit Lender to make any loans or advances or to provide any financial accommodations to the Borrower and those included in Article 3 which place any obligation on the Term Lender to make any loan or advance or to provide any financial accommodation to the Borrower shall remain in full force and effect until all Liabilities shall have been paid in full.

                  (d) The release by the Collateral Agent of the Collateral Interests granted the Collateral Agent by the Borrower hereunder may be upon such conditions and indemnifications as the Administrative Agent may require.

ARTICLE 19 - GENERAL:

         19-1. PROTECTION OF COLLATERAL. No Agent has any duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of that Agent.

         19-2. PUBLICITY. The Agents (or either of them) and the Term Lender respectively may issue a "tombstone" notice of the establishment of the credit facility contemplated by this Agreement and may make reference to the Borrower (and may utilize any logo or other distinctive symbol associated with the Borrower) in connection with any advertising, promotion, or marketing (including reference in any "case study" of the creditor facility contemplated hereby) undertaken by the Agents (or either of them) and/or the Term Lender.

         19-3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower and the Borrower's representatives, successors, and assigns and shall enure to the benefit of each Agent and each Lender and their respective successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to the Borrower shall have any rights hereunder. In the event that any Agent or any Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

         19-4 SEVERABILITY. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         19-5. AMENDMENTS. COURSE OF DEALING.

                  (a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrower and each Agent and each Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by any Agent or any Lender to give notice to the Borrower of the Borrower's having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Administrative Agent to the manner by which Borrowing Base is determined shall obligate the Administrative Agent to continue to determine Borrowing Base in that manner.

               (b) The Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Administrative Agent. Subject to
Article 16, no consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Administrative Agent then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Administrative Agent shall be in reliance upon all representations and warranties theretofore made to the Administrative Agent by or on behalf of the Borrower (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

         19-6. POWER OF ATTORNEY. In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Administrative Agent (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Borrower and each shall survive the same. All powers conferred upon the Administrative Agent or the Collateral Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent.

         19-7. APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Administrative Agent determines in its sole discretion, consistent, however, with Sections 14-5 and 14-6 and any other applicable provisions of this Agreement. The Borrower shall remain liable for any deficiency remaining following such application.

         19-8. INCREASED COSTS. If, as a result of any Requirement of Law, or of the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:

                  (a) subjects any Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by the Borrower to the Administrative Agent or any Lender under this Agreement (except for taxes on the Administrative Agent or any Lender based on net income or capital imposed by the jurisdiction in which the principal or lending offices of the Administrative Agent or that Lender are located);

                  (b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Lender;

                  (c) imposes on any Lender any other condition with respect to any Loan Document; or

                  (d) imposes on any Lender a requirement to maintain or allocate capital in relation to the Liabilities;

and the result of any of the foregoing, in such Lender's reasonable opinion, is to increase the cost to that Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by that Lender in respect of any loan, advance or financial accommodation by an amount which that Lender deems to be material, then upon written notice from the Administrative Agent, from time to time, to the Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrower shall forthwith pay to the Administrative Agent, for the benefit of the subject Lender, upon receipt of such notice, that amount which shall compensate the subject Lender for such additional cost or reduction in income.

         19-9. COSTS AND EXPENSES OF THE AGENTS.

                  (a) The Borrower shall pay from time to time on demand all Costs of Collection and all reasonable costs, expenses, and disbursements (including attorneys' reasonable fees and expenses) which are incurred by each Agent and each Initial Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and of any other Loan Documents, and all other reasonable costs, expenses, and disbursements which may be incurred in connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities.

                  (b) The Borrower shall pay from time to time on demand all reasonable costs and expenses (including attorneys' reasonable fees and expenses) incurred, following the occurrence of any Default, by the Lenders or in connection with the negotiation or structuring of any "work-out" (whether or not consummated).

                  (c) The Borrower authorizes the Administrative Agent to pay all such fees and expenses and in the Administrative Agent's discretion, to add such fees and expenses to the Loan Account.

                  (d) The undertaking on the part of the Borrower in this
Section 19-9 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by any Agent in favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this
Section 19-9.

         19-10. COPIES AND FACSIMILES. Each Loan Document and all documents and papers which relates thereto which have been or may be hereinafter furnished any Agent or any Lender may be reproduced by any Lender or by any Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and such Person making such reproduction may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         19-11. MASSACHUSETTS LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts.

         19-12. INDEMNIFICATION. The Borrower shall indemnify, defend, and hold each Agent and each Lender and any Participant and any of their respective employees, officers, or agents (each, an "INDEMNIFIED PERSON") harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from reasonable attorneys' fees, expenses, and disbursements in connection therewith) on account of the relationship of the Borrower or of any other guarantor or endorser of the Liabilities, including all costs, expenses, liabilities, and damages as may be suffered by any Indemnified Person in connection with (x) the Collateral; (y) the occurrence of any Default or Event of Default; or (z) the exercise of any rights or remedies under any of the Loan Documents (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Borrower) other than any claim as to which a final determination is made in a final non-appealable judgment in a judicial proceeding (in which the Administrative Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Administrative Agent in favor of the Borrower, other than a termination, release, or discharge duly executed on behalf of the Administrative Agent which makes specific reference to this
Section 19-12.

         19-13. RULES OF CONSTRUCTION. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

                  (a) Unless otherwise specifically provided for herein, interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 360 day year and actual days elapsed.

                  (b) Words in the singular include the plural and words in the plural include the singular.

                  (c) Cross references to Sections in this Agreement begin with the Article in which that Section appears, followed by a colon, and then the Section to which reference is made. (For example, a reference to "Section 5:5-6" is to Section 5-6, which appears in Article 5 of this Agreement).

                  (d) Titles, headings (indicated by being underlined or shown in SMALL CAPITALS) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument's meaning, construction, or effect.

                  (e) The words "includes" and "including" are not limiting.

                  (f) Text which follows the words "including, without limitation" (or similar words) is illustrative and not limitational.

                  (g) Text which is shown in italics (except for parenthesized italicized text), shown in BOLD, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

                  (h) The words "may not" are prohibitive and not permissive.

                  (i) Any reference to a Person's "knowledge" (or words of similar import) are to such Person's knowledge assuming that such Person has undertaken reasonable and diligent investigation with respect to the subject of such "knowledge" (whether or not such investigation has actually been undertaken).

                  (j) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.

                  (k) The symbol "$" refers to United States Dollars.

                  (l) Unless limited by reference to a particular Section or provision, any reference to "herein", "hereof", or "within" is to the entire Loan Document in which such reference is made.

                  (m) References to "this Agreement" or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

                  (n) Except as otherwise specifically provided, all references to time are to Boston time.

                  (o) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:

                       (i) Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.

                       (ii) The word "from" means "from and including".

                       (iii) The words "to" and "until" each mean "to, but excluding".

                       (iv) The word "through" means "to and including".

                  (p) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 19-14 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

         19-14. INTENT. It is intended that:

                  (a) This Agreement take effect as a sealed instrument.

                  (b) The scope of all Collateral Interests created by the Borrower to secure the Liabilities be broadly construed in favor of the Administrative Agent and that they cover all assets of the Borrower.

                  (c) All Collateral Interests created in favor of the Collateral Agent at any time and from time to time secure all Liabilities, whether now existing or contemplated or hereafter arising.

                  (d) All reasonable costs, expenses, and disbursements incurred by any Agent and, to the extent provide in Section 19-9 each Lender, in connection with such Person's relationship(s) with the Borrower shall be borne by the Borrower.

                  (e) Unless otherwise explicitly provided herein, the Administrative Agent's consent to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Administrative Agent in its sole discretion and without reference to Section 2-16 hereof.

         19-15. PARTICIPATIONS: Each Lender may sell participations to one or more financial institutions (each, a "PARTICIPANT") in that Lender's interests herein provided that no such participation shall include any provision which accords that Participant with any rights, vis a vis any Agent, with respect to any requirement herein for approval by a requisite number or proportion of the Lenders. No such sale of a participation shall relieve a Lender from that Lender's obligations hereunder nor obligate any Agent to any Person other than a Lender.

         19-16. RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to the Borrower from any Agent or any Lender or any Participant or from any Affiliate of any of the foregoing, and any cash, securities, instruments or other property of the Borrower in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrower to each Agent and such Lender or any Participant or such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to any Agent or that Lender.

         19-17. PLEDGES TO FEDERAL RESERVE BANKS: Nothing included in this Agreement shall prevent or limit any Lender, to the extent that such Lender is subject to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act (12 U.S.C. Section 341) from pledging all or any portion of that Lender's interest and rights under this Agreement, provided, however, neither such pledge nor the enforcement thereof shall release the pledging Lender from any of its obligations hereunder or under any of the Loan Documents.

         19-18. MAXIMUM INTEREST RATE. Regardless of any provision of any Loan Document, neither any Agent nor any Lender shall be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by Applicable Law. Any payment which is made which, if treated as interest on a Liability would result in such interest's exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were "Collateral."

         19-19. WAIVERS.

                  (a) The Borrower (and all Guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 19-19(b), below, knowingly, voluntarily, and intentionally, and understands that each Agent and each Lender, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrower as provided herein, whether not or in the future, is relying on such waivers.

                  (b) THE BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

                           (i) Except as otherwise specifically required hereby,
notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

                           (ii) Except as otherwise specifically required
hereby, the right to notice and/or hearing prior to an Agent's exercising of that Agent's rights upon default.

                           (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR
CONTROVERSY IN WHICH ANY AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY AGENT OR ANY LENDER OR IN WHICH ANY AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE AGENT AND EACH LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

                           (iv) The benefits or availability of any stay,
limitation, hindrance, delay, or restriction (including, without limitation, any automatic stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code) with respect to any action which any Agent may or may become entitled to take hereunder.

                           (v) Any defense, counterclaim, set-off, recoupment,
or other basis on which the amount of any Liability, as stated on the books and records of the Administrative Agent, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

                           (vi) Any claim to consequential, special, or punitive
damages.

                                                           HOMELAND STORES, INC.
                                                                   (" BORROWER")

                                    By
                                       -----------------------------------------
                           Print Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                                       FLEET RETAIL FINANCE INC.
                                   ("ADMINISTRATIVE AGENT AND COLLATERAL AGENT")

                                    By
                                       -----------------------------------------
                           Print Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                                       FLEET RETAIL FINANCE INC.
                                                     ("REVOLVING CREDIT LENDER")

                                    By
                                       -----------------------------------------
                           Print Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                                    BACK BAY CAPITAL FUNDING LLC
                                                                 ("TERM LENDER")

                                    By
                                       -----------------------------------------
                           Print Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                   EXHIBIT 1-1
                                  AWG DOCUMENTS
                                   EXHIBIT "A"
                                       TO
                             INTERCREDITOR AGREEMENT

1995 SUPPLY PROTECTION DOCUMENTS

1.     Supply Agreement, dated April 21, 1995
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

2.     First Amendment to Supply Agreement, dated August 2, 1996
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

3.     Second Amendment to Supply Agreement, dated August 12, 1997
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

4.     Use Restriction, dated April 21, 1995 [covering various locations]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

5. Memorandum of Purchase Rights, dated April 21, 1995 [covering various locations]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

6.     Application for Membership by Homeland Stores, Inc., dated April 21, 1995
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

7.     Stock Power of Attorney - Associated Wholesale Grocers, Inc.
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

1999 SUPPLY PROTECTION DOCUMENTS AND $12,130,646.98 LOAN DATED MARCH 26, 1999

1.     Supply Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

2. Memorandum of Supply Agreement and Non-Competition Agreement dated April 23,1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., Inc., a Delaware corporation (Homeland)

3. First Amendment to Memorandum of Supply Agreement and Non-Competition Agreement dated September 16, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., Inc., a Delaware corporation (Homeland)

4.     Right of First Refusal Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

5.     Memorandum of Right of First Refusal, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

6. First Amendment to Memorandum of Right of First Refusal Agreement, dated September 16, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

7.     Non-Competition Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

8. Amended and Restated Promissory Note in the original principal amount of $2,112,000, dated March 26, 1999
       -      Horner Foods Inc., an Oklahoma corporation (Maker)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)

9. Amended and Restated Promissory Note in the original principal amount of $4,640,000, dated March 26, 1999
       -      Horner Foods Inc., an Oklahoma corporation (Maker)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)

10. Promissory Note in the original principal amount of $5,378,646.98, dated March 26, 1999
       -      Horner Foods Inc., an Oklahoma corporation (Maker)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)

11.    Amended and Restated Loan Agreement, dated March 26, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)
       -      Horner Foods Inc., an Oklahoma corporation (Debtor)
       - Lester E. Homer, Leah M. Homer, Homer Family 1993-I Trust dated January 29, 1993, Lester E. Horner Trust dated January 29, 1993 and Leah M. Horner Trust dated January 29, 1993 (Guarantors)

12.    Amended and Restated Security Agreement, dated March 26, 1999
       -      Horner Foods Inc., an Oklahoma corporation (Debtor)
       - Associated Wholesale Grocers, Inc., a Missouri corporation (Secured Party)

13.    Amended and Restated Pledge Agreement, dated March 26, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)
       -      Horner Foods Inc., an Oklahoma corporation (Pledgor)

14.    UCC-1 Financing Statements
       -      Homeland Stores, Inc. (Debtor)
       -      Associated Wholesale Grocers, Inc. (Secured Party)

15.    UCC-1 Financing Statements (Partial Releases)
       -      Homeland Stores, Inc. (Debtor)
       -      Associated Wholesale Grocers, Inc. (Secured Party)

16.    Amended and Restated Store Location Certification, dated March 26, 1999
       -      Horner Foods Inc., an Oklahoma corporation (Debtor)

17. Mortgage, Security Agreement and Assignment of Rents and Leases, dated March 26, 1999
       -      Horner Foods, Inc., an Oklahoma corporation (Grantor)
       -      Associated Wholesale Grocers, Inc. (Lender)

18. Release of Mortgage, dated September 16, 1999 (releases Pryor, Oklahoma location from Mortgage, Security Agreement and Assignment of Rents and Leases, dated March 26, 1999)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

19.    First Modification of Loan Documents, dated March 26, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Horner Foods Inc., an Oklahoma corporation (Borrower)
       - Lester E. Homer, Leah M. Homer, Horner Family 1993-I Trust dated January 29, 1993, Lester E. Horner Trust dated January 29, 1993 and Leah M. Horner Trust dated January 29, 1993 (Guarantors)

20.    Assignment, Assumption and Release Agreement, dated April 23, 1999
       -      Horner Foods Inc., an Oklahoma corporation (Borrower)
       - Lester E. Homer, Leah M. Homer, Homer Family 1993-I Trust dated January 29, 1993, Lester E. Homer Trust dated January 29, 1993 and Leah M. Horner Trust dated January 29, 1993 (Original Guarantors)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

21. Assignment and Assumption Agreement and First Modification of Mortgage, dated April 23, 1999
       -      Horner Foods Inc., an Oklahoma corporation (Assignor)
       -      Homeland Stores, Inc., a Delaware corporation (Assignee)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)

22.    Second Modification of Loan Documents, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)

23. Consent to Release Inventory and execute Sublandlord's Agreement from Associated Wholesale Grocers, Inc., dated April 23, 1999

24.    Sublandlord's  Agreement

25.    Subordination of Security Interests, dated April 23, 1999
       - National Bank of Canada, a Canadian chartered bank, individually and as agent
       - IBJ Whitehall Business Credit Corporation and Heller Financial, Inc. (Creditors)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

26.    UCC-3  Subordinations
       -      Homeland Stores, Inc. (Debtor)
       -      National Bank of Canada, as Agent (Secured Party)

27.    Consent, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)
       -      Homeland Holding Corporation, a Delaware corporation (Parent)
       - IBJ Whitehall Business Credit Corporation, formerly IBJ Schroder Business Credit Corporation, the assignee of IBJ Schroder Bank & Trust Company (IBJ)
       -      Heller Financial, Inc. (Heller)
       -      National Bank of Canada, a Canadian chartered bank (NBC)

28.    Agreement Regarding Post-Closing Matters, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)
       -      Homeland Holding Corporation, a Delaware corporation (Parent)
       -      National Bank of Canada (NBC)
       -      Heller Financial, Inc. (Heller)
       - IBJ Whitehall Business Credit Corporation formerly IBJ Schroder Business Credit Corporation (IBJ)

29.    Corporate Loan Resolution, dated April 23, 1999
       -      Homeland Holding Corporation
       -      Homeland Stores, Inc.

30.    Corporation Certificate of Incumbency, dated March 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation

31.    Certificate of Incumbency, dated April 23, 1999
       -      Homeland  Holding  Corporation
       -      Homeland Stores, Inc.

1999 SUPPLY PROTECTION DOCUMENTS AND $6,953,860 LOAN DATED NOVEMBER 2, 1999

1.     Supply Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)

2. Memorandum of Supply Agreement and Non-Competition Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)

3.     Right of First Refusal Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

4.     Memorandum of Right of First Refusal, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

5.     Non-Competition Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

6.     Use Restriction, dated November 2, 1999 [I300 S. York, Muskogee,
       Oklahoma]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

7. Amended and Restated Promissory Note in the original principal amount of $6,953,860, dated November 2, 1999
       -      Brattain Foods, Inc., an Oklahoma corporation (Maker)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)

8.     Amended and Restated Loan Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)
       -      Brattain Foods Inc., an Oklahoma corporation (Debtor)
       - BHC, LLC, a Minnesota limited liability company and the successor-in-interest by merger to Brattain Holding Company, a Minnesota corporation, Donald R. Brattain and Jane A. Brattain (Guarantors)

9.     Amended and Restated Security Agreement, dated November 2, 1999
       -      Brattain Foods, Inc., an Oklahoma corporation (Debtor)
       - Associated Wholesale Grocers, Inc., a Missouri corporation (Secured Party)

10.    Amended and Restated Pledge Agreement, dated November 2, 1999
       -      Brattain Foods, Inc., an Oklahoma corporation (Debtor)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Pledgor)

11.    Assignment, Assumption and Release Agreement, dated November 2, 1999
       -      Brattain Foods Inc., an Oklahoma corporation (Brattain)
       - BHC, LLC, a Minnesota limited liability company and the successor-in-interest by merger to Brattain Holding Company, a Minnesota corporation, Donald R. Brattain and Jane A. Brattain (Original Guarantors)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

12.    First Modification of Loan Documents, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Borrower)

13.    UCC-1 Financing Statements
       -      Homeland Stores, Inc. (Debtor)
       -      Associated Wholesale Grocers, Inc. (Secured Party)

14.    Amended and Restated Store Location Certification, dated November 2, 1999
       -      Brattain Foods, Inc., an Oklahoma corporation (Debtor)

15.    Assignment of Lessee's Interest in Lease, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Assignor)
       - Homeland Stores, Inc., an Oklahoma corporation (Assignee) (1300 S. York, Muskogee, Oklahoma)

16.    Agreement of Landlord, dated November 2, 1999
       -      Johnson Enterprises Holding Company, an Oklahoma corporation
              (Landlord)
       - Associated Wholesale Grocers, Inc., a Missouri corporation (AWG) (1300 S. York, Muskogee, Oklahoma)

17. Letter to National Bank of Canada from Associated Wholesale Grocers, Inc., dated November 2, 1999 regarding Release of Security Interest and Sublandlord's Agreement

18.    Subordination of Security Interest, dated November 2, 1999
       - National Bank of Canada, a Canadian chartered bank, individually and as agent
       - IBJ Whitehall Business Credit Corporation and Heller Financial, Inc. (Creditors)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

19.    UCC-3  Subordinations
       -      Homeland Stores, Inc. (Debtor)
       -      National Bank of Canada, as Agent (Secured Party)

20.    Consent, dated November 2, 1999
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)
       -      Homeland Holding Corporation, a Delaware corporation (Parent)
       - IBJ Whitehall Business Credit Corporation, formerly IBJ Schroder Business Credit Corporation, the assignee of IBJ Schroder Bank & Trust Company (IBJ)
       -      Heller Financial, Inc. (Heller)
       -      National Bank of Canada, a Canadian chartered bank (NBC)

21.    Sublandlord's Agreement
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)
       - National Bank of Canada, a Canadian chartered bank, individually and as agent, IBJ Whitehall Business Credit Corporation and Heller Financial, Inc. (Lenders)

22.    Secretary's Certificate, dated November 2, 1999
       -      Homeland Holding Corporation (Holding)
       -      Homeland Stores, Inc. (Homeland)

23.    Certificate of Incumbency, dated November 2, 1999
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

2000 SUPPLY PROTECTION DOCUMENTS AND $6,162,011.63 LOAN DATED FEBRUARY 29, 2000

1.     Supply Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

2. Memorandum of Supply Agreement and Non-Competition Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

3.     Right of First Refusal Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

4.     Memorandum of Right of First Refusal, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

5.     Non-Competition Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

6. Amended and Restated Promissory Note in the original principal amount of $1,962,011.63 dated February 29, 2000
       -      Belton Food Center, Inc., a Missouri corporation (Maker)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)

7. Amended and Restated Promissory Note in the original principal amount of $4,200,000, dated February 29, 2000
       -      Belton Food Center, Inc., a Missouri corporation (Maker)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)

8.     Amended and Restated Loan Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Lender)
       -      Belton Food Center, Inc., a Missouri corporation (Debtor)
       - Ronald M. Bowes, Susan L. Bowes and Ronald M. Bowes, Trustee of Trust A Created by Trust Indenture dated January 7, 1997, with Ronald M. Bowes, as Settlor (Guarantors)

9.     Amended and Restated Security Agreement, dated February 29, 2000
       -      Belton Food Center, Inc., a Missouri corporation (Debtor)
       - Associated Wholesale Grocers, Inc., a Missouri corporation (Secured Party)

10.    Amended and Restated Pledge Agreement, dated February 29, 2000
       -      Belton Food Center, Inc., a Missouri corporation (Debtor)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Pledgor)

11.    Amended and Restated Store Location Certification, dated February 29,
       2000
       -      Belton Food Center, Inc., a Missouri corporation (Debtor)

12.    Assignment, Assumption and Release Agreement, dated February 29, 2000
       -      Belton Food Center, Inc., a Missouri corporation (Belton)
       - Ronald M. Bowes, Susan L. Bowes and Ronald M. Bowes, Trustee of Trust A Created by Trust Indenture dated January 7, 1997, with Ronald M. Bowes, as Settlor (Original Guarantors)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

13.    First Modification of Loan Documents, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)

14.    UCC-1 Financing Statements
       -      Homeland Stores, Inc., a Delaware corporation (Debtor)
       - Associated Wholesale Grocers, Inc., a Missouri corporation (Secured Party)

15.    Secretary's Certificate, dated February 29, 2000
       -      Homeland Holding Corporation (Holding)
       -      Homeland Stores, Inc. (Homeland)

16.    Certificate of Incumbency, dated February 29, 2000
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

17.    Opinion Letter from Crowe & Dunlevy, dated February 29, 2000

18. Letter to National Bank of Canada, as Agent from Associated Wholesale Grocers. Inc., dated February 29, 1999 [sic] regarding Release of Security Interest and Sublandlord's Agreement

19.    Subordination of Security Interest, dated February 29, 2000
       - National Bank of Canada, a Canadian chattered bank, individually and as agent
       - IBJ Whitehall Business Credit Corporation and Heller Financial, Inc. (Creditors)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

20.    UCC3  Subordinations
       -      Homeland Stores, Inc. (Debtor)
       - National Bank of Canada, as agent for the National Bank of Canada and
       -      Heller Financial, Inc. (Secured Party)

21.    Fifth Amendment to Loan Agreement, dated February 29, 2000
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)
       -      Homeland Holding Corporation, a Delaware corporation (Parent)
       -      SLB Marketing, Inc., a Texas corporation (SLB)
       -      JCH Beverage, Inc., a Texas corporation (JCH)
       - IBJ Whitehall Business Credit Corporation formerly IBJ Schroder Business Credit Corporation, the assignee of IBJ Schroder Bank & Trust Company (IBJ)
       -      Heller Financial, Inc. (Heller)
       -      National Bank of Canada (NBC)

22.    Sublandlord's Agreement, dated March 7, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Borrower)
       - National Bank of Canada, a Canadian chartered bank, individually and as agent, IBJ Whitehall Business Credit Corporation and Heller Financial, Inc. (Lenders)

AWG PRE-PETITION LEASES

800 E. Okmulgee, Muskogee, Oklahoma

1.     Sublease dated November 2, 1999 [800 E. Okmulgee, Muskogee, Oklahoma]
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

2.     Memorandum of Sublease dated November 2, 1999
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

310 S. Main, Blackwell, Oklahoma

3.     Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

4.     Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

305 S. Broadway, Cleveland, Oklahoma

5.     Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

6.     Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

24 S.E. 33rd Street, Edmond, Oklahoma

7.     Sublease, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

8.     Memorandum of Sublease, dated February 29, 2000,
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

102 Haskell Boulevard, Haskell, Oklahoma 74436

9.     Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

10.    Memorandum of Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

Highway 59, Jay, Oklahoma

11.    Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

12.    Memorandum of Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

6 E. Shawnee, Muskogee, Oklahoma

13.    Sublease, dated effective as of November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

14.    Memorandum of Sublease, dated November 2, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

3115 W. Okmulgee, Muskogee, Oklahoma

15.    Sublease dated November 2, 1999
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

16.    Memorandum of Sublease dated November 2, 1999
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

813 E. Cherokee, Nowata, Oklahoma

17.    Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

18.    Memorandum of Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

108 S. Division, Okemah, Oklahoma

19.    Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

20.    Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

2213 S.W. 74th Street, Oklahoma City, Oklahoma

21.    Sublease, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

22.    Memorandum of Sublease, dated February 29, 2000,
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

316 E. Main, Pawhuska, Oklahoma

23.    Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

24.    Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

702 Fir Street, Perry, Oklahoma

25.    Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

26.    Memorandum of Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

                                   EXHIBIT "B"
                                        TO
                          INTERCREDITOR  AGREEMENT

MARCH 26, 1999 LOAN

1. All of the merchandise, supplies, goods, documents, instruments, general intangibles, chattel paper, accounts, contract rights, furniture, furnishings, fixtures, machinery, equipment (whether or not affixed to realty), leasehold improvements, leasehold interests and rents owned by Debtor, and located at the following locations:

                  (a)      813 E. Cherokee, Nowata, Nowata County, Oklahoma
                           74048;

                  (b)      305 S. Broadway, Cleveland, Pawnee County, Oklahoma
                           74020;

                  (c)      316 E. Main, Pawhuska, Osage County, Oklahoma 74056;

                  (d)      310 S. Main, Blackwell, Kay County, Oklahoma 74631;

                  (e)      702 Fir Street, Perry, Noble County, Oklahoma 73077;

                  (f) 108 S. Division Street, Okemah, Okfuskee County, Oklahoma 74859;

                  (g)      Highway 59, Jay, Delaware County, Oklahoma 74346; and

                  (h)      102 Haskell Blvd., Haskell, Muskogee County, Oklahoma
                           74436;

         whether or not specifically assigned to Secured Party and whether now owned or existing or hereafter acquired or arising and whether held for resale or used in business or purchased with loan proceeds or ever located at, or ever purchased with revenues from, the grocery stores identified in (a) through (h) above, together with all additions, accessories, attachments and accessions thereto and all substitutions and replacements therefor, and all proceeds (including insurance proceeds) from the sale or other disposition thereof and all products thereof.

2. All equity, deposits, credits, sums and indebtedness of any kind or description, whatsoever, at any time owed by Secured Party to Debtor or at any time standing in the name of or to the credit of Debtor on the books and/or records of Secured Party, including, without limitation, Capital Stock, Members Deposit Certificates, Patronage Refund Certificates, Members Savings, Direct Patronage or Year-End Patronage.

3. A right of first refusal to purchase Debtor's grocery stores at the following locations: (a) 813 E. Cherokee, Nowata, Nowata County, Oklahoma 74048; (b) 305 S. Broadway, Cleveland, Pawnee County, Oklahoma 74020; (c) 316 E. Main, Pawhuska, Osage County, Oklahoma 74056; (s) 310
         S. Main, Blackwell, Kay County, Oklahoma 74631; (e) 702 Fir Street, Perry, Noble County, Oklahoma 73077; (f) 108 S. Division Street, Okemah, Okfuskee County, Oklahoma 74859; (g) Highway 59, Jay, Delaware County, Oklahoma 74346; and (h) 102 Haskell Blvd., Haskell, Muskogee County, Oklahoma 74436.

NOVEMBER 2, 1999 LOAN

1. All of the merchandise, supplies, goods, documents, instruments, general intangibles, chattel paper, accounts, contract rights, furniture, furnishings, fixtures, machinery, equipment (whether or not affixed to realty), leasehold improvements, leasehold interests and rents owned by Debtor and located at (i) 800 E. Okmulgee, Muskogee, Muskogee County, Oklahoma 74401; (ii) 3115 W. Okmulgee, Muskogee, Muskogee County, Oklahoma 74401; (iii) 6 E. Shawnee, Muskogee, Muskogee County, Oklahoma 74403; and (iv) 1300 S. York, Muskogee, Muskogee County, Oklahoma 74403; whether or not specifically assigned to Secured Party and whether now owned or existing or hereafter acquired or arising and wherever located and whether held for resale or used in business or purchased with loan proceeds or ever located at, or ever purchased with revenues from, the grocery stores identified in this Paragraph 1, together with all additions, accessories, attachments and accessions thereto and all substitutions and replacements therefor, and all proceeds (including insurance proceeds) from the sale or other disposition thereof and all products thereof.

2. All equity, deposits, credits, sums and indebtedness of any kind or description, whatsoever, at any time owed by Secured Party to Debtor or at any time standing in the name of or to the credit of Debtor on the books and/or records of Secured Party, including, without limitation, Capital Stock, Members Deposit Certificates, Patronage Refund Certificates, Members Savings, Direct Patronage or Year-End Patronage.

3. A right of first refusal to purchase, and a supply agreement relating to, the grocery stores owned and/or operated by Debtor and located at
         (i) 800 E. Okmulgee, Muskogee, Muskogee County, Oklahoma 74401; (ii) 3115 W. Okmulgee, Muskogee, Muskogee County, Oklahoma 74407; (iii) 6 E. Shawnee, Muskogee, Muskogee County, Oklahoma 74403; and (iv) 1300 S. York, Muskogee, Muskogee County, Oklahoma 74403; plus any replacements and/or substitutions for such stores, each for a term equal to the longer of (i) ten (10) years from the date of the loan, (ii) the term (as extended) of any lease or sublease between Secured Party and Debtor relating to any such location or (iii) the period equal to the entire term of the loan.

4. All of Debtor's right, title and interest in and to that certain Shopping Center Lease Agreement dated February 1, 1986, as amended by that certain Addendum to Shopping Center Lease Agreement dated March 19, 1996, between Johnson Enterprises Holding Company, an Oklahoma corporation and the successor-in-interest to Johnson Investments, Ltd., as lessor or landlord, and Debtor, as successor-in-interest to Johnson Foods, Inc., as lessee or tenant, of the premises located at 1300 S. York, Muskogee, Muskogee County, Oklahoma 74403.

FEBRUARY 29, 2000 LOAN

1. All of the goods, documents, instruments, general intangibles, chattel paper, accounts, contract rights, furniture, furnishings, fixtures, machinery, equipment (whether or not a fixed to realty), leasehold improvements, leasehold interests and rents owned by Debtor and located at (i) 24 S.E. 33rd Street, Edmond, Oklahoma County, Oklahoma 73013 and
         (ii) 2213 S.W. 74th Street, Oklahoma City, Oklahoma County, Oklahoma 73159; whether or not specifically assigned to Secured Party and whether now owned or existing or hereafter acquired or arising and wherever located and whether held for resale or used in business or purchased with loan proceeds or ever located at, or ever purchased with revenues from, the grocery stores identified in this Paragraph 1, together with all additions, accessories, attachments and accessions thereto and all substitutions and replacements therefor, and all proceeds (including insurance proceeds) from the sale or other disposition thereof and all products thereof.

2. All equity, deposits, credits, sums and indebtedness of any kind or description, whatsoever, at any time owed by Secured Party to Debtor or at any time standing in the name of or to the credit of Debtor on the books and/or records of Secured Party, including, without limitation, Capital Stock, Members Deposit Certificates, Patronage Refund Certificates, Members Savings, Direct Patronage or Year-End Patronage.

3. A right of first refusal to purchase, and a supply agreement relating to, the grocery stores owned and/or operated by Debtor and located at
         (i) 24 S.E. 33rd Street, Edmond, Oklahoma County, Oklahoma 73013 and
         (ii) 2213 S.W. 74th Street, Oklahoma City, Oklahoma County, Oklahoma 73159, plus any replacements and/or substitutions for such stores identified in subsections (i) or (iii), each for a term equal to the longer of (i) ten (10) years from the date of the loan, (ii) the term (as extended) of any lease or sublease between Secured Party and Debtor relating to any such location or (iii) the period equal to the entire term of the loan.

                                   EXHIBIT "C"
                                       TO
                             INTERCREDITOR AGREEMENT

1995 SUPPLY PROTECTION DOCUMENTS

1.     Supply Agreement, dated April 21, 1995
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

2.     First Amendment to Supply Agreement, dated August 2, 1996
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

3.     Second Amendment to Supply Agreement, dated August 12, 1997
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

4.     Use Restriction, dated April 21, 1995 [covering various locations]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

5. Memorandum of Purchase Rights, dated April 21, 1995 [covering various locations]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

1999 SUPPLY PROTECTION DOCUMENTS AND $12,130,646.98 LOAN DATED MARCH 26, 1999

1.     Supply Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

2. Memorandum of Supply Agreement and Non-Competition Agreement dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., Inc., a Delaware corporation (Homeland)

3. First Amendment to Memorandum of Supply Agreement and Non-Competition Agreement dated September 16, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., Inc., a Delaware corporation (Homeland)

4.     Right of First Refusal Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

5.     Memorandum of Right of First Refusal, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

6. First Amendment to Memorandum of Right of First Refusal Agreement, dated September 16, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

7.     Non-Competition Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

1999 SUPPLY PROTECTION DOCUMENTS AND $6,953,860 LOAN DATED NOVEMBER 2, 1999

1.     Supply Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)

2. Memorandum of Supply Agreement and Non-Competition Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)

3.     Right of First Refusal Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

4.     Memorandum of Right of First Refusal, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

5.     Non-Competition Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

6.     Use Restriction, dated November 2, 1999 [1300 S. York, Muskogee,
       Oklahoma]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

2000 SUPPLY PROTECTION DOCUMENTS AND $6,162,011.63 LOAN DATED FEBRUARY 29, 2000

1.     Supply Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

2. Memorandum of Supply Agreement and Non-Competition Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

3.     Right of First Refusal Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

4.     Memorandum of Right of First Refusal, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

5.     Non-Competition Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

                                   EXHIBIT "D"
                                       TO
                             INTERCREDITOR AGREEMENT

AWG PRE-PETITION LEASES

800 E. Okmulgee, Muskogee, Oklahoma

1.     Sublease dated November 2, 1999 [800 E. Okmulgee, Muskogee, Oklahoma]
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

2.     Memorandum of Sublease dated November 2, 1999
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

310 S. Main, Blackwell, Oklahoma

3.     Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

4.     Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

305 S. Broadway, Cleveland, Oklahoma

5.     Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

6.     Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

24 S.E. 33rd Street, Edmond, Oklahoma

7.     Sublease, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

8.     Memorandum of Sublease, dated February 29, 2000,
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

102 Haskell Boulevard, Haskell, Oklahoma 74436

9.     Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

10.    Memorandum of Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

Highway 59, Jay, Oklahoma

11.    Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

12.    Memorandum of Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

6 E. Shawnee, Muskogee, Oklahoma

13.    Sublease, dated effective as of November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

14.    Memorandum of Sublease, dated November 2, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

3115 W. Okmulgee, Muskogee, Oklahoma

15.    Sublease dated November 2, 1999
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

16.    Memorandum of Sublease dated November 2, 1999
       -      Associated Wholesale Grocers, Inc. (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

813 E. Cherokee, Nowata, Oklahoma

17.    Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

18.    Memorandum of Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

108 S. Division, Okemah, Oklahoma

19.    Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

20.    Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

2213 S.W. 74th Street, Oklahoma City, Oklahoma

21.    Sublease, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

22.    Memorandum of Sublease, dated February 29, 2000,
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

316 E. Main, Pawhuska, Oklahoma

23.    Sublease, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., a Delaware corporation (Subtenant)

24.    Memorandum of Sublease, dated April 23, 1999
       -      Homeland Stores, Inc., a Delaware corporation
       -      Associated Wholesale Grocers, Inc., a Missouri corporation

702 Fir Street, Perry, Oklahoma

25.    Sublease dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

26.    Memorandum of Sublease dated April 23,1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation
              (Sublandlord)
       -      Homeland Stores, Inc., an Oklahoma corporation (Subtenant)

                                      EXHIBIT "E"
                                           TO
                             INTERCREDITOR AGREEMENT

1.     Non-Competition Agreement, dated August 15, 2001
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

2.     Non-Competition Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

3.     Non-Competition Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

4.     Non-Competition Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)

                                   EXHIBIT "F"
                                       TO
                             INTERCREDITOR AGREEMENT

The following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of Borrower or Parent (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Borrower or Parent, and regardless of where located:

1. All equipment, as such term is defined in the Uniform Commercial Code (the "CODE"), now owned or hereafter acquired by any Borrower, wherever located and, in any event, including without limitation, all such Borrower's machinery and equipment, including store and warehouse equipment, coolers, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment, and all engineering, processing and manufacturing equipment, office machinery, furniture, supplies, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures (whether affixed or not affixed to the real property) and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

2. All fixtures as such term is defined in the Code, now owned or hereafter acquired by either Borrower or Parent

3. Any and all causes of action pursuant to Sections 542, 543, 544, 545, 547, 548 or 553 of the Bankruptcy Code and the proceeds therefrom.

4. All equity, deposits, credits, sums and indebtedness of any kind or description, whatsoever, at any time owed by AWG to either Borrower or Parent or at any time standing in the name of or to the credit of either AWG on the books and/or records of Borrower or Parent, including without limitation, capital stock, members deposit certificates, patronage refund certificates, members savings, direct patronage or year-end patronage.

5. To the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing. "Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or Parent from time to time with respect to any of the foregoing, (b) any and all payments (in any form whatsoever) made or due and payable to any Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing by any governmental authority (or any person acting under color of governmental authority),
         (c) any claim of Borrower or Parent against third parties (i) for past, present or future infringement of any patent or patent license, or (ii) for past, present or future infringement or dilution of any copyright, copyright license, trademark or trademark license, or for injury to the goodwill associated with any trademark or trademark license, (d) any recoveries by Borrower or Parent against third parties with respect to any litigation or dispute concerning any of the foregoing, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, upon disposition or otherwise.

                                      EXHIBIT "G"
                                           TO
                            INTERCREDITOR AGREEMENT

1.     Right of First Refusal Agreement, dated August 15, 2001
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

2.     Right of First Refusal Agreement, dated February 29, 2000
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

3.     Right of First Refusal Agreement, dated November 2, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., an Oklahoma corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

4.     Right of First Refusal Agreement, dated April 23, 1999
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Homeland Holding Corporation, a Delaware corporation (Holding)

                                   EXHIBIT "H"
                                       TO
                             INTERCREDITOR AGREEMENT

1.     Use Restriction, dated August 15, 2001 [covering various locations]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

2.     Use Restriction, dated November 2, 1999 [1300 S. York, Muskogee,
       Oklahoma]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

3.     Use Restriction, dated April 21, 1995 [covering various locations]
       -      Homeland Stores, Inc., a Delaware corporation (Homeland)
       -      Associated Wholesale Grocers, Inc., a Missouri corporation (AWG)

                                   EXHIBIT 1-2
                   REVOLVING CREDIT LENDER'S DOLLAR COMMITMENT

                                       REVOLVING CREDIT    REVOLVING CREDIT
                                            DOLLAR            PERCENTAGE
REVOLVING CREDIT LENDER                   COMMITMENT          COMMITMENT
-----------------------                ----------------    ----------------
Fleet Retail Finance Inc.               $25,000,000.00           100%



                                 EXHIBIT 2:2-24

                                   EXHIBIT 2-9

================================================================================

REVOLVING CREDIT NOTE                                  FLEET RETAIL FINANCE INC.
                                                                           AGENT

================================================================================

Boston, Massachusetts                                             August 15,2001

         FOR VALUE RECEIVED, the undersigned, Homeland Stores, Inc., a Delaware corporation with its principal executive offices at 2601 NW Expressway, Suite 1100E, Oklahoma City, Oklahoma 73112 (the "BORROWER") promises to pay to the order of Fleet Retail Finance Inc., a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109 (with any subsequent holder, a "REVOLVING CREDIT LENDER") that amount which the Revolving Credit Lender has advanced towards the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Revolving Credit established pursuant to the Loan and Security Agreement of even date (as such may be amended hereafter, the "LOAN AGREEMENT") between (among others) Fleet Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts 02109 (in such capacity, the "AGENT"), as agent for the ratable benefit of (among others) the "Revolving Credit Lender", on the one hand, and the Borrower, on the other, with interest at the rate and payable in the manner stated therein.

         This is a "Revolving Credit Note" to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein. Terms used herein which are defined in the Loan Agreement are used as so defined.

         The Agents books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder. The Borrower shall be bound by and obligated on account of any increase or decrease in the amount of the holder's Revolving Credit Dollar Commitment notwithstanding that such increase or decrease may not be reflected on this Revolving Credit Note.

         No delay or omission by the Agent or the Revolving Credit Lender in exercising or enforcing any of the Agent's or the Revolving Credit Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

         The Borrower, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Agent with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other person obligated on account of this Revolving Credit Note.

         This Revolving Credit Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the any Revolving Credit Lender and its successors, endorsees, and assigns.

         The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Agent or the Revolving Credit Lender of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Revolving Credit Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

         This Revolving Credit Note is delivered at the offices of the Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

         The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Revolving Credit Lender in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Revolving Credit Note, is relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH ANY AGENT AND/OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR

CONTROVERSY IS INITIATED BY OR AGAINST ANY AGENT AND/OR ANY LENDER OR IN WHICH ANY AGENT AND/OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND ANY AGENT AND/OR ANY LENDER.

                                                           HOMELAND STORES, INC.
                                                                The ("BORROWER")

                                            By:
                                                --------------------------------

                                  EXHIBIT 2-11
                                  PRICING GRID

The "Applicable Margin" shall mean initially, the rates for Base Margin Loans and Eurodollar Loans, set forth in Level 2, below:

Level           Performance Criteria      Base Margin Loans       Eurodollar Loans
-----           --------------------      -----------------       ----------------
1               Excess Availability       0%                      2.00%
               greater than or equal
                  to $15,000,000

2               Excess Availability       0.25%                   2.25%
               greater than or equal
                  to $10,000,000 but
                     less than
                    $15,000,000

3               Excess Availability       0.50%                   2.50%
                     less than
                    $10,000,000

The Applicable Margin will remain at Level 3 through January 31, 2002. In no event shall the Applicable Margin be set at Level 1 or Level 2 from the Closing Date through January 31, 2002 (even if the Excess Availability requirements for Level 1 or Level 2 have been met). Commencing February 1, 2002, the Applicable Margin shall be adjusted quarterly as of the first day of each February. May, August, and November, based upon the average Excess Availability for the immediately preceding three month period. Upon the occurrence of an Event of Default, the Applicable Margin shall be immediately increased to the percentages set forth in Level 3 (even if the Excess Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in
Section 2.11(f).

                                   EXHIBIT 3-2

================================================================================

TERM NOTE                                              FLEET RETAIL FINANCE INC.
                                                                           AGENT

================================================================================
Boston, Massachusetts                                            August 15, 2001

        FOR VALUE RECEIVED, the undersigned, Homeland Stores, Inc., a Delaware corporation with its principal executive offices at 2601 NW Expressway, Suite 1100E, Oklahoma City, Oklahoma 73112 (the "BORROWER") promises to pay to the order of Back Bay Capital Funding LLC, a Delaware limited liability company with offices at 40 Broad Street, Boston, Massachusetts 02109 (with any subsequent holder, the "TERM LENDER") the principal sum of

                               TEN MILLION DOLLARS
                                   $10,000,000

or such greater or lesser amount as may then be owed on account of the "Term Loan" as provided in the Loan and Security Agreement of even date (as such may be amended hereafter, the "LOAN AGREEMENT") between (among others) Fleet Retail Finance Inc., a Delaware corporation with its offices at 40 Broad Street Boston, Massachusetts 02109 (in such capacity, the "AGENT"), as agent for the ratable benefit of (among others) the Term lender, on the one hand and the Borrower, on the other.

         This is the "Term Note" to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of this Note shall bear interest at the rate(s) and such interest and the principal of this Note shall be payable in the times and in the manner provided in the Loan Agreement. This Note shall likewise be subject to acceleration as provided therein. Terms used herein which are defined in the Loan Agreement are used as so defined.

         The Agent's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder.

         No delay or omission by the Agent in its exercising or enforcing any of its powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

        The Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Agent with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other person obligated on account of this Note.

         This Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall Inure to the benefit of the Lender and its successors, endorsees, and assigns.

         The liabilities of the Borrower, and of any endorser or guarantor of this Note, are joint and several, provided, however, the release of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Term Lender of the person from whom contribution is sought have been satisfied in full.

         This Note is delivered at the offices of the Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

        The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Term Lender respectively are relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH ANY AGENT AND/OR THE TERM LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY AGENT AND/OR THE TERM LENDER OR IN WHICH ANY AGENT AND/OR THE TERM LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND ANY AGENT AND/OR THE TERM LENDER.

                                                           HOMELAND STORES, INC.
                                                                The ("BORROWER")

                                          By:
                                              ----------------------------------

                         EXHIBIT 4-3 ADDITIONAL DOCUMENTS

1)       Security Agreement from each of the Guarantors

2)       Trademark Security Agreement from the Borrower

3)       Pledge Agreements from the Borrower, the Parent, and JCH Beverage, Inc.

4)       Blocked Account Agreement

5)       Credit Card Notifications

6)       DDA Notifications

7)       Mortgages/Deeds of Trust on all real estate owned by the Borrower

                                   Exhibit 5-2

                             (Corporate Information)

Homeland Stores, Inc.

        Organizational No.:   2137888

Affiliates and Subsidiaries of Homeland Stores, Inc.:

        Homeland Holding Corporation
        JCH Beverage, Inc.
        SLB Marketing, Inc.

                                   Exhibit 5-3

                                  (Trade Names)

Trade Names of Homeland Stores, Inc.:

                Homeland
                Homeland Stores

Person from whom Homeland Stores, Inc. has acquired all of the assets of such Person.

                Brattain Foods, Inc.

                                  Exhibit 5-5

                                  (Locations)

                                                                   As of 5/23/01
                                                                     (78 stores)

                              HOMELAND STORES LIST


                                DISTRICT 1 - DAVID BROTHERS - (405) 879-6634
JANICE SMITH (405) 879-6632                                                                     (16 STORES)
-----------------------------------------------------------------------------------------------------------
STORE                 PHONE               ADDRESS            TOWN/CITY           ZIP          MANAGER
-----                 -----               -------            ---------           ---          -------
122      405        721-5967       6473 N. Macarthur           OKC              73122      Brent Smith
125      580        234-2922       3828 W. Owen K Garriot      Enid             73703      Shawn Humpert
153      405        524-4221       1108 NW 18th                OKC              73106      Rick Williams
154      405        528-8121       2016 NW 39th                OKC              73118      Becky Schwab
181      405        751-4426       12508 N. May                OKC              73120      Tim Massey
188      405        282-0530       220 E Cleveland             Guthrie          73044      Jane Garrard
195      405        685-7451       4301 S. May                 OKC              73119      Ward Walker
197      405        324-2205       11241 West Reno             Yukon            73099      Barry Webster
204      405        376-4231       115 E. Hwy. 152             Mustang          73064      Dell Ray Thomas
205      405        722-7982       11120 N Rockwell            OKC              73162      Janice Dombos
207      405        840-3468       9320 N Penn                 OKC              73120      Loren Harris
208      405        340-4181       2205 W Edmond Rd            Edmund           73003      Joe Fischer
793      405        722-7770       7001 NW Expressway          OKC              73132      Carl Brown
794      405        526-6342       2121 NW 23rd                OKC              73107      Rodney Moham
851      580        336-5316       702 Fir                     Perry            73077      Tracey Sanders
888      405        330-7200       24 E. 33rd                  Edmond           73013      Tommie Wright



                                DISTRICT 2 - WAYNE MCCORMICK - (405) 879-8636
JANICE SMITH (405) 879-6632                                                                     (17 STORES)
-----------------------------------------------------------------------------------------------------------
STORE                 PHONE               ADDRESS            TOWN/CITY           ZIP          MANAGER
-----                 -----               -------            ---------           ---          -------
 26      405        224-2662       520 Minnesota             Chickasha          73018      Lewis Lacer
101      405        364-9244       1100 W Main               Norman             73069      Val Schlueter
105      405        794-4978       1315 N Eastern Ave        Moore              73160      Larry Harris
127      405        224-2538       759 W Grand Ave           Chickasha          73018      Graylen Pierce
146      405        382-5135       1701 N Milt Phillip       Seminole           74868      Jon Mackey
161      580        223-1055       510 N Commerce            Ardmore            73401      Clint Chadwick
163      405        670-3858       4308 SE 44th              OKC                73135      David Hardy
178      405        238-7550       505 S Chickasaw           Pauls Valley       73075      Tim Bickell
182      580        255-1048       1401 Beech Ave            Duncan             73533      Robert Lash
183      405        946-9539       3020 NW 18th              OKC                73107      Tom McAnulty
192      405        632-9731       415 SW 59th               OKC                73109      Steve Bute
193      580        536-6062       301 NW 67th               Lawton             73505      Kenny Wing
196      405        275-1898       2705 N. Harrison          Shawnee            74801      Dennis Kluding
200      405        321-7048       1724 W Lindsey Rd         Norman             73069      Bob Myers
795      580        248-5335       1202 NW 40th              Lawton             73505      Kevin Ezell
796      405        378-3900       10700 S. Penn             OKC                73170      Larry Morris
887      405        682-3800       2213 SW 74th              OKC                73159      Mark Titsworth



                                DISTRICT 3 - JACK VANDERSLICE - (806) 359-8521
EMMA ORTIZ (806) 359-8521                                                                       (15 STORES)
-----------------------------------------------------------------------------------------------------------
STORE                 PHONE               ADDRESS            TOWN/CITY           ZIP          MANAGER
-----                 -----               -------            ---------           ---          -------
141      580        338-8216       1402 N Main               Guymon             73942      Larry Buehler
145      620        225-2981       1800 Central              Dodge City, KS     67801      George Hobbs
148      580        323-0135       1212 Choctaw              Clinton            73601      Steve Toelie
164      580        327-4087       706 Flynn                 Alva               73717      Randy Hamilton
167      580        256-3143       1310 Oklahoma Ave         Woodward           73801      Chris Mathes
170      580        225-0322       412 W Third               Elk City           73644      Byron Schreck
529      806        352-5114       3405 S Georgia            Amarillo, TX       79109      Raymond Gaitan
582      806        935-6895       230 W First               Dumas, TX          79029      Jeremy Gosnell
587      806        273-3151       101 W 10th                Borger, TX         79007      Roxann Deskin
600      806        358-6400       7302 SW 34th              Amarillo, TX       79121      Ray Hensley
601      806        354-0235       4111 Plains               Amarillo, TX       79106      Rex Hensley
603      806        383-5601       3505 NE 24                Amarillo, TX       79107      Dennis Cowan
604      806        655-1038       202 N 23rd                Canyon, TX         79015      Scott Clark
605      806        364-2995       535 N 25 Mile Ave         Hereford, TX       79045      Richard Selmon
677      806        358-7696       5811 S Western            Amarillo, TX       79110      Mark Condrem


                                DISTRICT 4 - GEORGE HULSEY - (918) 585-3893
SHARON SULLIVAN (918) 585-3893                                                                  (13 STORES)
-----------------------------------------------------------------------------------------------------------
STORE                 PHONE               ADDRESS            TOWN/CITY           ZIP          MANAGER
-----                 -----               -------            ---------           ---          -------
503      918        582-1488       1110 S Denver             Tulsa              74119      Dennis Poston
515      918        333-4310       915 S. Madison            Bartlesville       74003      Jason Leonard
528      918        369-5558       12011 S Memorial          Bixby              74008      Richard Ferrania
545      918        437-2587       12572 E 21st St.          Tulsa              74129      Jerry Hunt
563      918        336-5732       811 E Frank Phillps Blv.  Bartlesville       74003      Larry McPhillps
578      918        485-5316       700 E Cherokee            Wagoner            74467      Steve Maxwell
850      918        287-4455       316 E Main                Pawhuska           74056      Derrick Potter
852      918        358-3742       305 S. Broadway           Cleveland          74020      David Ellis
853      918        253-4449       1629 S. Main              Jay                74346      Jeff Peterson
854      580        363-3294       310 S. Main               Blackwell          74631      Gary McMartin
855      918        623-2171       106. S. Division          Okemah             74859      Larry Bower
856      918        273-2926       813 E Cherokee            Nowata             74048      Patti Helf
857      918        482-3218       PO Box 1467               Haskell            74436      Aaron Dipboya

                                                                   As of 5/25/01
                                                                     (78 stores)

                              HOMELAND STORES LIST


                                DISTRICT 5 - FRED LARKIN (918) 585-3894

SHARON SULLIVAN (918) 585-3892                                                                              (17 STORES)
-----------------------------------------------------------------------------------------------------------------------
STORE                PHONE                ADDRESS                 TOWN/CITY           ZIP                 MANAGER
-----                -----                -------                 ---------           ---                 -------
 102      918       252-3617       8922 S Memorial               Tulsa               74133          Mel Hayes

 457      918       743-1435       3948 S Peoria                 Tulsa               74105          Dayle O'Dell

 495      918       652-8753       310 W Trudgeon                Henryetta           74437          Devin Chancey

 502      918       743-5609       2235 E 61st. St.              Tulsa               74105          Walter Meisenheimer

 538      918       825-5795       504 E Graham                  Pryor               74361          Tom Egbert

 549      918       245-7414       400 Plaza Court               Sand Spgs           74063          Frank Paschal

 550      918       836-4519       6402 E Pine                   Tulsa               74115          Gerry Riley

 553      918       583-1686       575 N Gilcrease Msm R         Tulsa               74127

 561      918       258-4222       708 S Aspen                   Broken Arrow        74012

 567      918       744-4414       3139 S Harvard                Tulsa               74135          J.W. Ray

 573      918       266-5735       19302 E Admiral Blvd          Tulsa               74015          Steve Fideline

 574      918       355-2289       2351 E Kenosha                Broken Arrow        74012          Paul Horner

 778      918       241-3748       4001 S 97th Highway           Sand Spgs.          74063          Chuck Jefferson

 880      918       687-6151       3115 West Okmulgee            Muskogee            74401          John Knecht

 881      918       683-2854       1300 York                     Muskogee            74403          Lee Smith

 882      918       682-2111       800 East Okmulgee             Muskogee            74403          Jim Rouse

 883      918       682-2813       6 East Shawnee                Muskogee            74403          Teddisu Spriggs

REPORT BY: OKC DISTRICT OFFICE
storelist.xls

HOMELAND STORES, INC.
LANDLORD LISTING AS OF 7/31/01

FREQUENCY       CAP/OP  STR #   LANDLORD/PAYEE
---------       ------  -----   --------------
MONTHLY           O        26   SWIG INVESTMENT COMPANY
                                MILLS BUILDING
                                220 MONTGOMERY ST., 20TH FLR.
                                SAN FRANCISCO, CA 94104

MONTHLY           O       101   BANCFIRST
                                ATTN: NOTE WINDOW
                                P.O. BOX 988
                                NORMAN, OK 73070

MONTHLY           O       101   STERR'S FOODS, INC.
                                1320 BROOKSIDE DRIVE
                                NORMAN, OK 73072

MONTHLY           O       122   SAUL HOLDINGS L.P.
                                P.O. BOX 64288
                                BALTIMORE, MD 21264-4288

MONTHLY           O       125   UNITED STATES BEEF CORPORATION
                                ATTN: JOAN WOOD
                                4923 E. 49TH ST.
                                TULSA, OK 74135

MONTHLY           O       127   GRANDVIEW, LTD.
                                CARL POJEZNY
                                5900 MOSTELLER DRIVE, SUITE 1700
                                OKLAHOMA CITY, OK 73112

MONTHLY           O       141   A&D PROPERTIES, L.L.C.
                                1406 N. MAIN
                                P.O. BOX 1185
                                GUYMON, OK 73942

QUARTERLY         O       145   ROBERT WEIGEL AND JOANN WEIGEL
                                C/O REALTY TRUST GROUP
                                2300 S. 48TH, SUITE 1
                                LINCOLN, NE 68506

MONTHLY           O       146   BROADLAND PROPERTIES
                                ATTN: DON BROADLAND
                                3535 E. 66TH ST.
                                TULSA, OK 74138

MONTHLY           O       148   SUSAN SANDELMAN, TRUSTEE JASAN TRUST
                                C/O. KIN PROPERTIES
                                77 TARRYTOWN ROAD, SUITE 100
                                WHITE PLAINS, NY 10607-1620

SEMI-ANNUAL       O       151   CRAWFORD D. BENNETT
                                BOATMEN'S ACCOUNT 2061283
                                P.O. BOX 25189
                                OKLAHOMA CITY, OK 73125

MONTHLY           O       151   HARRISON LEVY, JR.
                                C/O HARRISON LEVY CO.
                                5715 N. WESTERN
                                OKLAHOMA CITY, OK 73118

SEMI-ANNUAL       O       153   WARREN BRADLEY F/A/O
                                CUSHMAN FAMILY TRUST
                                ACCT #010-1-141976

MONTHLY           O       154   JO ANN SAVAGE
                                C.P.H MAX HEDGES
                                P.O. BOX 1010
                                BETHANY, OK 73008

MONTHLY           O       161   JOYCE ASSOCIATES - JEFFREY SANDELMAN
                                C/O KIN PROPERTIES
                                77 TARRYTOWN RD., SUITE 100
                                WHITE PLANS, NY 10607

MONTHLY           O       161   LINDA SIMMONS JOHNSTONE
                                625 ROCKFORD ROAD
                                ARDMORE, OK 73401

MONTHLY           O       161   SUSAN SIMMONS
                                2112 E. 23RD ST.
                                TULSA, OK 74114-2906

MONTHLY           O       163   C.B.B. MANAGEMENT CORP., AS AGENT
                                LOCATION #1.0715
                                708 THIRD AVENUE, 28TH FLOOR
                                NEW YORK, NY 10017

MONTHLY           O       164   PROPERTY DEVELOPMENT ASSOCIATES
                                BANK OF AMERICA


HOMELAND STORES, INC.
LANDLORD LISTING AS OF 7/31/01

FREQUENCY       CAP/OP  STR #   LANDLORD/PAYEE
---------       ------  -----   --------------
                                SAFEWAY FILE 30062 - FACILITY NO. 89-5279-01-01
                                POST OFFICE BOX 60000

MONTHLY           O       167   SOONER-SAFE ASSOCIATES
                                C/O. FIRST OXFORD CORPORATION
                                3528 K STREET NW
                                WASHINGTON, D.C. 20007


QUARTERLY         O       169   LIONEL H. UHLMANN OR ANN W. HULMANN
                                ATT: MARGARET GEORGIAS
                                13245 RIVERSIDE DR., SUITE 500
                                SHERMAN OAKS, CA 91423

MONTHLY           O       170   CENTER CORPORATION
                                C/O HELMERICH & PAYNE
                                1579 E. 21ST ST.
                                TULSA, OK 74114-2906

SEMI-ANNUAL       O       174   PROPERTY DEV ASSOC ACCT 52800101
                                BANK OF AMERICA/SAFEWAY FILE NO. 30062
                                P.O. BOX 60000
                                SAN FRANCISCO, CA 94160-0001

MONTHLY           O       178   NATIONAL REALTY DEVELOPMENT CORP.
                                3528 K STREET, N.W.
                                WASHINGTON, D.C. 20007

MONTHLY           O       181   BONIUK INTERESTS, LTD.
                                1111 HERMANN DRIVE, SUITE 29E
                                HOUSTON, TX 77004

MONTHLY           O       182   SWIG INVESTMENT COMPANY
                                MILLS BUILDING
                                220 MONTGOMERY ST., 20TH FLR.
                                SAN FRANCISCO, CA 94014

MONTHLY           O       183   PROPERTY DEV ASSOC ACCT 52800101
                                BANK OF AMERICA/SAFEWAY FILE NO. 30062
                                P.O. BOX 60000
                                SAN FRANCISCO, CA 94160-0001

MONTHLY           O       192   SUNWAY ASSOCIATES LTD. PARTNERSHIP
                                P.O. BOX 642704
                                PITTSBURGH, PA 15264-2704

MONTHLY           O       195   BILLY E. ROWLAND & PATSY A. ROWLAND
                                3129 SW 44TH
                                OKLAHOMA CITY, OK 73109

MONTHLY           O       195   GENE A. ROWLAND & EVELYN B. ROWLAND
                                3109 SW 44TH
                                OKLAHOMA CITY, OK 73109

MONTHLY           O       196   SHAWNEE AFFILIATES LTD. PARTNERSHIP
                                ATTN: TOM FREEMAN
                                6010 N. VILLA
                                OKLAHOMA CITY, OK 73112-7195

SEMI-ANNUAL       O       197   FOOD LION, INC.
                                ATTN: REAL ESTATE DEPT.
                                P.O. BOX 75607
                                CHARLOTTE, NC 28275

SEMI-ANNUAL       O       200   HOLLYWOOD CORPORATION
                                ATTN: LYNN D. FOREMAN
                                210 PARK AVENUE, SUITE 1000
                                OKLAHOMA CITY, OK 73102

MONTHLY           O       204   MALEASE 15 SAFE CORP
                                C/O LAWRENCE KADISH REAL ESTATE
                                135 JERICHO TURNPIKE
                                WESTBURY, NY 11568

MONTHLY           O       204   N B D BANK N.A.
                                J. MICHAEL BANAS, CORP. TRUST ADM.
                                611 WOODWARD AVE.
                                DETROIT, MI 48226

MONTHLY           O       206   WARWICK CROSSING, L.L.C.
                                P.O. BOX 270248
                                OKLAHOMA CITY, OK 73137-0248

MONTHLY           O       207   MVP LIMITED PARTNERSHIP
                                ATTN: EVE PATTERSON, PROPERTY MGR.
                                210 PARK AVENUE, SUITE 1000
                                OKLAHOMA CITY, OK 73102

MONTHLY                   207   CASADY MERCHANT'S ASSOCIATION
                                P.O. BOX 221095

HOMELAND STORES, INC.
LANDLORD LISTING AS OF 7/31/01

FREQUENCY     CAP/OP     STR #     LANDLORD/PAYEE
---------     ------     -----     --------------
                                   OKLAHOMA CITY, OK 73156

MONTHLY         O         457      RGF-41
                                   NANCY FELDMAN, C/O R.G. FELDMAN
                                   SUITE 100 PARK CENTRE, 526 S. MAIN
                                   TULSA, OK 74103-4409

MONTHLY         O         502      FARHA REALTY TRUST
                                   P.O. BOX 1080
                                   BRISTOW, OK 74010

MONTHLY         O         503      TWENTY FIRST PROPERTIES, INC.
                                   2121 S. COLUMBIA AVE. - SUITE 650
                                   TULSA, OK 74114-3505

MONTHLY         O         505      FARHA REALTY TRUST
                                   P.O. BOX 1090
                                   BRISTOW, OK 74010

MONTHLY         O         515      FARHA REALTY TRUST
                                   P.O. BOX 1080
                                   BRISTOW, OK 74010

                O         528      TC-94 LIMITED PARTNERSHIP
                                   3314 E. 51ST., SUITE 200A
                                   TULSA, OK 74135

MONTHLY         O         529      AMARILLO HOMEWAY REALTY COMPANY
                                   ATTN; ANDREW SHAPIRO
                                   222 GRAND AVENUE
                                   ENGLEWOOD, NJ 07631

MONTHLY         O         549      SAND SPRINGS ASSOCIATES
                                   C/O DIVERSIFIED INVESTMENTS ASSOCIATES
                                   15 WEST AYLESBURY ROAD - SUITE 700
                                   TIMONIUM, MD 21093

SEMI-ANNUAL     O         549      SAN SPRINGS PLAZA, INC.
                                   C/O BAUER & ASSOCIATES REALTORS
                                   4821 S. SHERIDAN - SUITE 201
                                   TULSA, OK 74145

MONTHLY         O         550      JOHN J. AND MARIE RYAN
                                   C/O FIRST HAWAIIAN BANK TRUST DIV.
                                   P.O. BOX 3200
                                   HONOLULU, HI 96847

MONTHLY         O         553      PAC TRUST UNIT 72
                                   ATTN; ACCTG/TENANT N. 3 PTR5303
                                   HOMELAND P.O. BOX 25008
                                   OKLAHOMA CITY, OK 73125

MONTHLY         O         561      POCO REALTY DEVELOPMENT CORPORATION
                                   P.O. BOX 796
                                   MIDDLEBURG, VA 20118-0796

SEMI-ANNUAL     O         564      NEBF INVESTMENTS
                                   ATTN; ELMA GROSS
                                   1125 15TH STREET, NW, SUITE 401
                                   WASHINGTON D.C. 20005

SEMI-ANNUAL     O         567      RANCH ACRES ASSOCIATES
                                   C/O SC MANAGEMENT CO.
                                   P.O. BOX 1207
                                   SAN BRUNO, CA 940

QUARTERLY       O         573      MALEASE 15 SAFE CORP
                                   C/O LAWRENCE KADISH REAL ESTATE
                                   135 JERICHO TURNPIKE
                                   WESTBURY, NY 11568

MONTHLY         O         573      N B D BANK N.A.
                                   J. MICHAEL BANAS, CORP. TRUST ADM.
                                   611 WOODWARD AVE.
                                   DETROIT, MI 48225

MONTHLY         O         578      FRANK AND DENA BATES, TRUSTEES OF THE
                                   BATES FAMILY TRUST
                                   10836 MARIETTA AVENUE
                                   CULVER CITY, CA 90232

MONTHLY         O         582      VILLA MERCADO PARTNERSHIP
                                   ATTN: JOHN NOTESTINE
                                   P.O. BOX 9565
                                   AMARILLO, TX 79105

MONTHLY         O         587      EBL&S PROPERTY MANAGEMENT
                                   P.O. BOX 57192
                                   PHILADELPHIA, PA 19111-7192

HOMELAND STORES, INC.

LANDLORD LISTING AS OF 7/31/01

FREQUENCY     CAP/OP     STR #     LANDLORD/PAYEE
---------     ------     -----     --------------
 MONTHLY        O         590      D.J. INVESTMENTS
                                   P.O. BOX 69
                                   BERGENFIELD, NJ 07621

 MONTHLY       C/O        600      PILCHERS PROPERTY L.P.
                                   7001 PRESTON ROAD, SUITE 200 LB16
                                   DALLAS TX 75205

 MONTHLY        O         601      601 BLDG. RENT PAID BY WIRE TRANSFER
                                   PARKING LOT LEASE: OMNI CAPITAL CORP.
                                   ATTN: W.C. CROUCH

 MONTHLY                  601      ITSM CORPORATION
                                   C/O BAYERISCHE HYPO UND VEREINSBANK AG
                                   NEW YORK BRANCH - 150 E. 42ND STREET
                                   NEW YORK, NY 10017-4579

 MONTHLY        O         603      STANDARD LIFE & ACCIDENT INS. CO.
                                   LOAN NOS. 2211 AND 2217
                                   P.O. BOX 9008
                                   GALVESTON, TX 775

 MONTHLY        O         604      DEUTSCHE BANK - ATTN: STEFAN KRUGER
                                   280 PARK AVENUE - 6E
                                   MAIL STOP NYC 03-0604
                                   NEW YORK, NY 10017

 MONTHLY                  605      AMERICAN BANK
                                   ABA #114903284
                                   FOR CREDIT TO: ROSCHE ONE INTERESTS, L.P.

 MONTHLY        O         778      KLINGHORN, DRIVE, HOUGH & COMPANY
                                   LOAN NUMBER 2127
                                   P.O. BOX 4346, DEPT. 476
                                   HOUSTON, TX 77210-4346

 MONTHLY        O         778      SPRING VILLAGE SHOPPING CENTER
                                   (CAM PAYMENT ONLY)

 MONTHLY        O         793      FLEMING COMPANIES, INC.
                                   ATTN: LENORE T. GRAHAM, ESQUIRE
                                   6301 WATERFORD BOULEVARD, P.O. BOX 26647
                                   OKLAHOMA CITY, OK 73126

 MONTHLY        O         794      FLEMING COMPANIES, INC.
                                   ATTN: LENORE T. GRAHAM, ESQUIRE
                                   6301 WATERFORD BOULEVARD, P.O. BOX 26647
                                   OKLAHOMA CITY, OK 73126

 MONTHLY        O         795      FLEMING COMPANIES, INC.
                                   ATTN: LENORE T. GRAHAM, ESQUIRE
                                   6301 WATERFORD BOULEVARD, P.O. BOX 26647
                                   OKLAHOMA CITY, OK 73126

 ANNUAL         O         796      FLEMING COMPANIES, INC.
                                   ATTN: LENORE T. GRAHAM, ESQUIRE
                                   6301 WATERFORD BOULEVARD, P.O. BOX 26647
                                   OKLAHOMA CITY, OK 73126

 MONTHLY        O         850      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         851      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         852      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         853      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         854      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         855      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932

HOMELAND STORES, INC.

LANDLORD LISTING AS OF 7/31/01

FREQUENCY     CAP/OP     STR #     LANDLORD/PAYEE
---------     ------     -----     --------------
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         856      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         857      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         880      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         881      JOHNSON ENTERPRISES HOLDING COMPANY
                                   1310 SOUTH YORK
                                   MUSKOGEE, OK 74403

 ANNUAL         O         882      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         883      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         883      ZIMMERMAN REALTY
                                   1943 UNIVERSITY AVENUE
                                   ST. PAUL, MN 55104

 MONTHLY        O         886      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         887      ASSOCIATED WHOLESALE GROCERS
                                   P.O. BOX 2932
                                   KANSAS CITY, KS 66110-2932
                                   DO NOT PAY - BILLED DIRECT FROM AWG

 MONTHLY        O         6970     JUDITH L. TRAUB, EXECUTRIX
                                   ESTATE OF LOLA L. LAWRENCE, DECEASED
                                   5112 N. MILITARY
                                   OKLAHOMA CITY, OK 73118

 MONTHLY        O         7000     KAISER-FRANCIS OIL COMPANY
                                   2601 NW EXPRESSWAY - SUITE 205 WEST
                                   OKLAHOMA CITY, OK 73112

 MONTHLY        O         7006     COMMERCIAL WAREHOUSE CO.
                                   3815 NORTH SANTA FE
                                   OKLAHOMA CITY OK 73118

                                 Exhibit 5-6(a)

                                 (Encumbrances)

Liens and security interests of Associated Wholesale Grocers, Inc.

Liens and security interests of National Bank of Canada(1)

Liens for taxes, assessments and governmental charges not yet due

Security Interests relating to capital leases on Exhibit 5-10

Security Interests relating to consigned inventory on Exhibit 5-6(a)

Statutory landlord's liens on property located in Texas

Zoning restrictions, easements, licenses, covenants, restrictions on the use of real property which do not materially impede the use of property in the normal operations of Homeland Stores, Inc.


----------

   (1) To be paid off at closing.

                                 Section 5-6(b)

                                 (Consignments)

                              HOMELAND STORES, INC.
                     GENERAL ELECTRIC CONSIGNMENT INVENTORY




        STORE #          CITY                   BALANCE                          STORE #          CITY                   BALANCE
        -------          ----                   -------                          -------          ----                   -------
 1        026            Chickasha                2,000                  40        529            Amarillo                 2,400
 2        101            Norman                   1,600                  41        538            Pryor                    2,400
 3        102            Tulsa                    3,200                  42        545            Tulsa                    3,200
 4        105            Moore                    2,400                  43        549            Sand Springs             2,400
 5        122            OKC                      2,400                  44        550            Tulsa                    2,400
 6        125            Enid                     3,200                  45        553            Tulsa                    2,400
 7        127            Chickasha                1,600                  46        561            Broken Arrow             3,200
 8        141            Guymon                   1,200                  47        563            Bartlesville             2,400
 9        145            Dodge City                 800                  48        567            Tulsa                    2,400
10        146            Seminole                 2,400                  49        573            Tulsa                    2,400
11        148            Clinton                  1,200                  50        574            Broken Arrow             4,200
12        153            OKC                      2,400                  51        578            Wagoner                  2,400
13        154            OKC                      1,800                  52        582            Dumas                    2,400
14        161            Ardmore                  2,400                  53        587            Borger                   1,800
15        163            OKC                      2,400                  54        600            Amarillo                 2,400
16        164            Alva                     2,400                  55        601            Amarillo                 3,000
17        167            Woodward                 1,800                  56        603            Amarillo                 1,800
18        170            Elk City                 2,400                  57        604            Canyon                   2,400
19        178            Pauls Valley             2,400                  58        605            Hereford                 2,400
20        181            OKC                      1,600                  59        677            Amarillo                 2,400
21        182            Duncan                   2,400                  60        778            Sand Springs             2,400
22        183            OKC                      2,400                  61        793            Oklahoma City                0
23        188            Guthrie                  1,600                  62        794            Oklahoma City                0
24        192            OKC                      2,400                  63        795            Lawton                       0
25        193            Lawton                   1,800                  64        796            Oklahoma City            1,600
26        195            OKC                      2,400                  65        850            Pawhuska                 1,200
27        196            Shawnee                  1,600                  66        851            Perry                    2,400
28        197            Yukon                    1,600                  67        852            Cleveland                1,600
29        200            Norman                   1,800                  68        853            Jay                      2,400
30        204            Mustang                  1,600                  69        854            Blackwell                2,400
31        206            OKC                      2,400                  70        855            Okemah                   1,800
32        207            OKC                      2,800                  71        856            Nowata                   1,600
33        208            Edmond                   2,400                  72        857            Haskell                  1,600
34        457            Tulsa                    2,400                  73        880            Muskogee                     0
35        495            Henryetta                2,400                  74        881            Muskogee                     0
36        502            Tulsa                    2,400                  75        882            Muskogee                     0
37        503            Tulsa                    1,800                  76        883            Muskogee                     0
38        515            Bartlesville             2,000                  77        886            Edmond                       0
39        528            Bixby                    2,400                  78        887            Oklahoma City                0
                                                                                                                         -------
                                                                               Grand Total                               151,800
                                                                                                                         =======

                                   Exhibit 5-7

                                 (Indebtedness)


Indebtedness to Associated Wholesale Grocers, Inc.

Other indebtedness listed on the attachment.

                                                           Actual             Estimated
                                                           As of                As of
                                                          07/14/01             08/11/01
                                                       --------------       --------------
Indebtedness:
  National Bank of Canada:
     Term Loan                                           7,028,449.67         7,028,449.67
     Working Capital Facility                           29,635,947.87        25,611,729.13
     Letter of Credit -- Midwest Payment Systems            30,000.00            30,000.00
                                                       --------------       --------------
  Total National Bank of Canada                         36,694,397.54        32,670,178.80

  Associated Wholesale Grocers, Inc.                     9,552,161.65         9,437,136.03

  Indenture                                             60,000,000.00        60,000,000.00

  Capital Lease Obligations:
     Store #600                                          1,071,106.95         1,066,164.29
     GE Capital -- Equipment                             1,148,547.60         1,116,871.94
     IBM -- Equipment                                       20,966.92            10,625.57
     Mellon U.S. Leasing -- Equipment                            0.00                 0.00
                                                       --------------       --------------
  Total Capital Lease Obligations                        2,240,621.47         2,193,661.80

  Notes Payable:
     Texas Comptroller                                      57,576.21            57,576.21
     Internal Revenue Service                               51,702.95            46,440.06
                                                       --------------       --------------
  Total Notes Payable                                      109,279.16           104,016.27
                                                       --------------       --------------
  Total Indebtedness                                   108,596,459.82       104,404,992.90
                                                       ==============       ==============

                                  Exhibit 5-8

                                  (Insurance)

                            CERTIFICATE OF INSURANCE



                                  [ILLEGIBLE]

                            CERTIFICATE OF INSURANCE



                                  [ILLEGIBLE]

                                  Exhibit 5-10

                                (Capital Leases)

                                                   Actual           Estimated
                                                   As of              As of
                                                 07/14/01           08/11/01
                                               ------------       ------------
Capital Lease Obligations:
     Store #600                                1,071,106.95       1,066,164.29
     GE Capital -- Equipment                   1,148,547.60       1,116,871.94
     IBM -- Equipment                             20,966.92          10,625.57
     Mellon U.S. Leasing -- Equipment                  0.00               0.00
                                               ------------       ------------
Total Capital Lease Obligations                2,240,621.47       2,193,661.80
                                               ============       ============

                                  Exhibit 5-12

                       (Collective Bargaining Agreements)




Agreement dated August 5, 1996, between United Food & Commercial Workers Union and Homeland Stores, Inc., as amended by the Memorandum of Undertaking dated August 1, 2001.

Contract dated in August, 1996, by and between Homeland Stores, Inc. and UFCW
     International Union Local No. 1000, UFCW District Union Local Two and Local 540, as amended by the Memorandum of Agreement dated August 1, 2001.

Articles of Agreement dated August 4, 1996, by and between Homeland Stores, Inc.
     and Bakery, Confectionary and Tobacco Workers International Union.

                                  Exhibit 5-16

                             (Multi-Employer Plans)


Prior Multi-Employer Plans:

     United Food & Commercial Workers National Pension Fund
     Kansas City Area Retail Food Store Employees Pension Fund
     Bakers and Confectionary International Pension Fund
     United Food & Commercial Workers Union & Employees Pension Fund United Food & Commercial Workers Union Locals 76, 340, 540
          Meat - Oklahoma Group Insurance Administrators
     United Food & Commercial Workers Unions & Employers Midwest Health
          Benefits Fund Local 322
     United Healthcare Inc. Local 322
     South Central United Food & Commercial Workers Health & Welfare Fund
          (Locals 76 and 100)

                                  Exhibit 5-18

                                  (Litigation)

  To:  Wayne Peterson                      GL Litigation                 8/13/01
       David Clark

From:  Craig Nelson


        Plaintiff           Store #   D/L        Claim#      Incurred                  Expenses                  Total Paid
        ---------           -------   ---        ------      --------                  --------                  ----------
                                                                          Legal        Other        Claim
                                                                          -----        -----        -----
 1 Rhodes      Aja           598     11/27/96      H      $  7,500.00   $  2,541.22   $  658.55    $           $  3,199.77
==========================================================================================================================
 2 Babiak      Mark          151     10/10/97   BV18477   $ 11,500.00   $  3,851.35                            $  3,851.35
 3 Cagle       Bill          146     10/12/97   BV18502   $ 30,000.00   $ 18,321.60                            $ 18,321.60
 4 Ebert       Lynn          574     10/9/97              $     --      $     --                               $     --
 5 Hill        Nancy         553     9/15/97    BPF5962   $  9,500.00   $  3,974.37                            $  3,974.37
==========================================================================================================================
 7 Davis       Alma          550     10/5/98    AXH8137   $  7,500.00   $  2,546.33                            $  2,546.33
 8 Dugger      Tereasa       495     4/30/98    BKT4075   $  9,500.00   $  6,663.40   $1,574.40                $  8,237.80
 9 Inbody      Billie        578     5/16/98    BKT6110   $ 10,000.00   $    933.51                            $    933.51
10 Powell      Mary Louise   208     1/21/98    BPF5968   $ 23,500.00   $  9,090.39                            $  9,090.39
11 Stafford    Darlene       208     8/12/98    BHC7697   $ 10,000.00   $  3,781.43   $   50.00                $  3,831.43
12 Tatum       Patricia      563     6/20/98    BHC0768   $  9,000.00   $    874.59                            $    874.59
13 VanErmen    Louis         174     8/7/98     BHC7161   $140,000.00   $ 22,486.92   $1,252.58    $100,000*   $ 23,739.50
==========================================================================================================================
14 Bushnell    Judy          163     4/6/99      12305    $  5,500.00   $  4,865.34   $  275.00                $  5,140.34
15 Helm        Margaretta    778     9/8/99               $  3,500.00   $                                      $     --
16 McClain     Oma           154     10/9/99              $    400.00   $                                      $     --
17 Peoples     Lucille       495     9/26/99     15573    $  9,744.39   $  1,744.39   $                        $  1,744.39
18 Ridener     Pam           529     1/1/99      13472    $171,028.30   $ 17,076.19   $                        $ 17,076.19
==========================================================================================================================
19 Hayes       Diana         151     9/8/00      21401    $  8,000.00   $  1,186.44                            $  1,186.44
20 Lee         Michelle      207     7/5/00      21576    $  6,500.00   $    481.09                            $    481.09
21 Thomas      Kenya         207     10/27/00             $  1,000.00   $                                      $     --
22 Truitt      Robt & Nina   153     2/28/00     17960    $  3,000.00   $  2,565.60                            $  2,565.60
==========================================================================================================================
                                                                                                               $     --
    TOTALS                                                $476,672.69   $102,984.16   $3,151.98                $106,136.14
                                                          ======================================               ===========

        Plaintiff                        Cause                 Trial
        ---------                        -----                 -----

 1 Rhodes      Aja                        S&F                    x
========================================================================
 2 Babiak      Mark                   Tripped/mat
 3 Cagle       Bill                       S&F                Def verdict
 4 Ebert       Lynn                       S&F
 5 Hill        Nancy               Held against will
========================================================================
 7 Davis       Alma                 Struck by cart               x
 8 Dugger      Tereasa                    S&F                    x
 9 Inbody      Billie                     S&F                    x
10 Powell      Mary Louise            Tripped/mat                x
11 Stafford    Darlene           Hit/piece of display
12 Tatum       Patricia                   S&F
13 VanErmen    Louis                      S&F                 On appeal
========================================================================
14 Bushnell    Judy                  Tripped/curb                x
15 Helm        Margaretta                 S&F
16 McClain     Oma                   Fell/sidewalk
17 Peoples     Lucille               S&F/curb-rain               x
18 Ridener     Pam               Fell/hole-parking lot
========================================================================
19 Hayes       Diana                      S&F
20 Lee         Michelle                   S&F
21 Thomas      Kenya               S&F/entrance-rain
22 Truitt      Robt & Nina            Harrassment
========================================================================

    TOTALS



*On appeal, not likely to be decided until 05-2002


                                    Summary

                                  Exhibit 5-19

                                  (Investments)



Shares of Common Stock of JCH Beverage, Inc.

Shares of Common Stock of SLB Beverage, Inc.

Other investments listed on the attachment.

HOMELAND STORES INC.
INVESTMENTS-YEAR 2001
AS OF 12/29/01


                               Issue     # Shares     Value            Total
                               -----     --------     -----            -----
Farm Fresh Stock                              1         10.00             10.00

AWG Capital Stock             04/21/95       15      1,165.00         17,475.00

Farm Fresh 1995                             944          0.00              0.00

Farm Fresh 1996                            1889          0.00              0.00

AWG Patronage Certificates    12/30/95    12875    643,129.61
AWG Patronage Certificates    12/30/95    23858    500,000.00
AWG Patronage Certificates    12/30/95    23859    500,000.00      1,643,129.61
AWG Patronage Certificates    12/28/96    24236    500,000.00
AWG Patronage Certificates    12/28/96    24237    500,000.00
AWG Patronage Certificates    12/28/96    24238    500,000.00
AWG Patronage Certificates    12/28/96    24239    500,000.00
AWG Patronage Certificates    12/28/96    24240    608,994.62      2,608,994.62
AWG Patronage Certificates    12/27/97    24617    500,000.00
AWG Patronage Certificates    12/27/97    24618    500,000.00
AWG Patronage Certificates    12/27/97    24619    500,000.00
AWG Patronage Certificates    12/27/97    24620    898,979.97      2,398,979.97
AWG Patronage Certificates    12/26/98    24971    500,000.00
AWG Patronage Certificates    12/26/98    24972    500,000.00
AWG Patronage Certificates    12/26/98    24973    500,000.00
AWG Patronage Certificates    12/26/98    24974    967,148.40      2,467,148.40
AWG Patronage Certificates    12/25/99    25333    500,000.00
AWG Patronage Certificates    12/25/99    25333    500,000.00
AWG Patronage Certificates    12/25/99    25334    500,000.00
AWG Patronage Certificates    12/25/99    25335    500,000.00
AWG Patronage Certificates    12/25/99    25336    607,405.43      2,607,405.43
AWG Patronage Certificates    12/30/00    25667    500,000.00
AWG Patronage Certificates    12/30/00    25668    500,000.00
AWG Patronage Certificates    12/30/00    25669    500,000.00
AWG Patronage Certificates    12/30/00    25670    655,542.92      2,155,542.92

        Total 2001                                                13,898,685.95
                                                                  =============

                 Homeland Holding Corporation ("The Borrower")
                 REVOLVING LINE OF CREDIT AVAILABILITY AT COST

Fax To: Carrie Smith (817) 434-4310                           Certificate No. 1

                                                                                                                         Total
Beginning Inventory at Cost as of        7/28/01
                                                                                                                       ---------
                                   ADD   Receiving/Purchases
                                   MEMO  Retail Sales
                                                                                         ---------
                                   LESS  Cost of Goods Sold
                                         Transfers
                                         Prior Period Adjustments

Ending Inventory at Cost as of:          8/4/01
                                                                                                                       ---------
                                   LESS  Beer & Wine
                                   LESS  Produce
                                   LESS  Meat
                                   LESS  Deli
                                   LESS  Bakery
                                   LESS  Consigned Inventory
                                   LESS  Unsaleable Inventory Returned PRC
                                   LESS  Shrink Reserve 2% of Eligible Inventory

Eligible Inventory                                                                                                              (A)
                                                                                                                       ---------
Advance Rate:(B)
Inventory Availability (A x B)                                                                                                  (C)
                                                                                                                       ---------
Eligible Third Party Receivables & Coupons                                                                                      (D)
                                                                                                                       ---------
Advance Rate:(E)
Third Party Receivables & Coupons Availability (D x E)                                                                          (F)
                                                                                                                       ---------
Real Estate                                                                                                                     (G)
                                                                                                                       ---------
Real Estate Advance Rate:(H)
Real Estate Borrowing Base (G x H)
                                                                                                                       ---------
Less Amortization
Real Estate Availability                                                                                                        (I)
                                                                                                                       ---------
Eligible Leasehold Value                                                                                                        (J)
                                                                                                                       ---------
A/R Advance Rate:(K)
Leasehold Value Borrowing Base (J x K)
                                                                                                                       ---------
Less Amortization
Leasehold Availability                                                                                                          (L)
                                                                                                                       ---------
Total Inventory, A/R and Real Estate, Leasehold Borrowing Base (C + F + I + L)
                                                                                                                       ---------
                                   LESS  Professional Fee Carveout
                                   LESS  PACA Reserve
Subtotal Fleet Retail Finance Borrowing Base
                                                                                                                       ---------
                                   LESS  Availability Covenant (greater of
                                         $3.5MM or 15% of Subtotal FRF Borrowing Base)
                                   LESS  Back Bay Term
Total Fleet Retail Finance Borrowing Base
                                                                                                                       ---------
====================================================================================================================================

                            AVAILABILITY CALCULATION

Prior Day's Beginning Principal Balance
                                                                                         ---------
                                   ADD   Prior Days Advance
                                   ADD   Fees Charged Today
                                   LESS  Prior Day's Paydown
Prior Day's Ending Principal Balance
                                                                                         ---------
                                   ADD   Est. Accrued Interest Month to Date
Total Loan Balance Prior to request
                                                                                         ---------
Net Availability prior to today's request
                                                                                         ---------
Advance Request
                                                                                         ---------

The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Loan and Security Agreement (the "Loan Agreement") between the Borrower and FRF Inc.; (b) no "Default" (as defined in the Loan Agreement) is presently in existence; and (c) if on any day that an advance is made hereunder, any sales tax owned by the Borrowers is due and payable and remains unpaid, then some or all of such advance shall be applied to cover the Borrowers' payment of such sales tax.

Authorized Signer
                    ------------------------------------------------

                                  Exhibit 8-1

                                    (DDA's)

CASH MANAGEMENT                         HOMELAND STORES, INC.
                                            BANK ACCOUNTS


STORE                                                                                           AREA            AREA
 NO.          BANK NAME                       ADDRESS                   TOWN       ST   ZIP     CODE   PHONE    CODE   FAX
-----         ---------                       -------                   ----       --   ---     ----   -----    ----   ---
 26    First National Bank          302 Chickasha                   Chickasha      OK  73023-1   405  224-2200  405  222-5053
101    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
102    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
105    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
122    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
125    Bank of Oklahoma             P.O. Box 2300                   Tulsa          OK  74192     405  272-2089  405  272-2418
127    First National Bank          302 Chickasha                   Chickasha      OK  73023-1   405  224-2200  405  222-5053
141    City National Bank           P.O. Box 1228                   Guymon         OK  73942     580  338-6561  580  338-1525
145    Fidelity State Bank & Trust  P.O. Box 1120                   Dodge City     KS  67801     316  227-8586  316  227-8024
146    Bancfirst                                                    Seminole       OK            405  382-4647  405
148    First National Bank          P.O. Box 9                      Clinton        OK  73601     580  323-2311  580  323-4327
153    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
154    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
161    Bancfirst                    P.O. Box 26788                  Oklahoma City  OK  73126-0   405  270-1039  405  218-4673
163    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
164    Central National Bank        P.O. Box 687                    Alva           OK  73717     580  327-1122  580  327-1101
167    The Stock Exchange Bank      Box 1008                        Woodward       OK  73802     580  254-7917  580  254-7946
170    Legacy Bank                  P.O. Box 1199                   Elk City       OK  73648     580  225-7000  580  225-7369
178    First United Bank & Trust    P.O. Box 600                    Pauls Valley   OK  73075-0   405  238-3341  405  238-3247
181    First Fidelity Bank          5101 N. Classen Blvd #500       Oklahoma City  OK  73118     405  416-2631  405  416-2666
182    Bancfirst                    P.O. Box 26788                  Oklahoma City  OK  73126-0   405  270-1039  405  218-4673
183    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
188    Bancfirst                    P.O. Box 26788                  Oklahoma City  OK  73126-0   405  270-1039  405  218-4673
192    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
193    Bancfirst                    15 NW 67th                      Lawton         OK  73505     580  250-2015  580  250-2090
195    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
196    Bancfirst                    P.O. Box 26788                  Oklahoma City  OK  73126     405  270-1039  405  218-4673
197    Canadian State Bank          120 S Mustang Rd                Mustang        OK  73069     405  324-9615  405  324-9285
200    First Fidelity Bank          5101 N. Classen Blvd #500       Oklahoma City  OK  73118     405  416-2631  405  416-2666
204    All America Bank             P.O. Box 300                    Mustang        OK  73064     405  376-2465  405  376-2265
206    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
207    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
208    First Fidelity Bank          5101 N. Classen Blvd #500       Oklahoma City  OK  73118     405  416-2631  405  416-2666
457    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
495    American Exchange Bank       P.O. Box 818                    Henryetta      OK  74437     918  652-3321  918  652-7057
502    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
503    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
515    Weststar Bank                121 S. W. 4th Street            Bartlesville   OK  74003     918  337-3000  918  337-3400
528    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
529    Amarillo National Bank       P.O. Box 1611                   Amarillo       TX  79181     806  378-8000  806  378-8234
538    RCB Bank                     P.O. Drawer 8                   Pryor          OK  74361     918  825-4321  918  825-8888
545    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
549    BancFirst                    301 East 2nd                    Sand Springs   OK  74063     918  241-5522  918  241-5555
550    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
553    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
561    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550
563    Weststar Bank                121 S. W. 4th Street            Bartlesville   OK  74003     918  337-3000  918  337-3400
567    Bank of America              OK 1-100-03-02 211 N. Robinson  Oklahoma City  OK  73102     800  979-8260  800  973-2550





STORE                                    CONTACT             ACCOUNT        ABA         STORE
 NO.          BANK NAME                   NAME                  NO.         NO.          NO.
-----         ---------                  -------             -------        ---         -----
 26    First National Bank         Michelle Hightower       334393        103100467        26
101    Bank of America             Steve Sloan 73236        002862672182  103000017       101
102    Bank of America             Steve Sloan              002862672302  103000017       102
105    Bank of America             Steve Sloan              002862672195  103000017       105
122    Bank of America             Steve Sloan              002862672386  103000017       122
125    Bank of Oklahoma            Pat Heidelberg           208310865     103900036       125
127    First National Bank         Michelle Hightower       234414        103100467       127
141    City National Bank          Deborah Elliott          779255        103103244       141
145    Fidelity State Bank & Trust                          127266        101101730       145
146    Bancfirst                   Dana Pickett             120088617     103003632       146
148    First National Bank         Randy Craven             150932        103101822       148
153    Bank of America             Steve Sloan              002862672218  103000017       153
154    Bank of America             Steve Sloan              002862672221  103000017       154
161    Bancfirst                   Tony Mirrlone            5300151199    103003632       161
163    Bank of America             Steve Sloan              002862672108  103000017       163
164    Central National Bank       Mike Fouts               4368148       103101291       164
167    The Stock Exchange Bank     Elaine Dewald            0385224       103107444       167
170    Legacy Bank                 Connie Clements          800584        103103406       170
178    First United Bank & Trust   Brenda Johnson           2340080       103101961       178
181    First Fidelity Bank         Jan Karcher              1115801327    103002691       181
182    Bancfirst                   Tony Mirrlone            5000027449    103003632       182
183    Bank of America             Steve Sloan              002862672234  103000017       183
188    Bancfirst                   Tony Mirrlone            150878288     103003632       188
192    Bank of America             Steve Sloan              002862672250  103000017       192
193    Bancfirst                   Alice Watson             4005025536    103003632       193
195    Bank of America             Steve Sloan              002862672124  103000017       195
196    Bancfirst                   Tony Mirrlone            0400518651    103003632       196
197    Canadian State Bank         Fran Smith               1034011319    103002617       197
200    First Fidelity Bank         Jan Karcher              1132702616    103002691       200
204    All America Bank            Bob                      589622        103001456       204
206    Bank of America             Steve Sloan              002862672140  103000017       206
207    Bank of America             Steve Sloan              002862672153  103000017       207
208    First Fidelity Bank         Jan Karcher              1142502735    103002691       208
457    Bank of America             Steve Sloan              002862672315  103000017       457
495    American Exchange Bank      Sharlee McClain          031364        103112248       495
502    Bank of America             Steve Sloan              002862672328  103000017       502
503    Bank of America             Steve Sloan              002862672331  103000017       503
515    Weststar Bank               Kim Harris               171782        103100823       515
528    Bank of America             Steve Sloan              002862672357  103000017       528
529    Amarillo National Bank      Cory Ramsey              2232          111300958       529
538    RCB Bank                                             141893        103102643       538
545    Bank of America             Steve Sloan              002862672344  103000017       545
549    BancFirst                   Darla Fleming            60053439      103003632       549
550    Bank of America             Steve Sloan              002862672360  103000017       550
553    Bank of America             Steve Sloan              002865971550  103000017       553
561    Bank of America             Steve Sloan              002862672373  103000017       561
563    Weststar Bank               Kim Addisson             206615        103100823       563
567    Bank of America             Steve Sloan              002862672409  103000017       567

     573      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     574      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     578      First Bank & Trust                 P.O. Box 427                       Wagoner          OK   74467      918 485-2173
     582      Sun Bank                           P.O. Box 1117                      Dumas            TX   79029-1    806 935-7788
     587      Amarillo National Bank - Borge     P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
     600      Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
     601      Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
     603      Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
     604      First State Bank                   P.O. Box 1                         Canyon           TX   79015-0    806 656-6322
     605      First Bank Southwest               P.O. Box 593                       Hereford         TX   79045-0    806 364-2435
     677      Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
     778      BancFirst                          301 East 2nd                       Sand Springs     OK   74063      918 241-5522
     793      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     794      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     795      BancFirst                          P.O. Box 26788                     Oklahoma City    OK   73126-0    405 270-1039
     796      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     850      NBC Bank                           P.O. Box 27                        Pawhuska         OK   74056      918 287-4111
     851      Exchange Bank & Trust              P.O. Box 797                       Perry            OK   73077      580 336-5531
     852      The Cleveland Bank                 P.O. Box 8                         Cleveland        OK   74020      918 358-2555
     853      The Delaware Co. Bank              Box 448                            Jay              OK   74346      918 253-4235
     854      Central National Bank              P.O. Box 31                        Blackwell        OK   74631      888 363-2265
     855      Citizens State Bank                P.O. Box 231                       Okemah           OK   74859      918 623-1551
     856      Weststar Bank                      108 N. Maple                       Nowata           OK   74048-2    918 273-3442
     857      The First Bank of Haskell          P.O. Box 128                       Haskell          OK   74436      918 482-5261
     880      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     881      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     882      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     883      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     886      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     887      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
    COLL      Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
    COLL      BancFirst                          P.O. Box 26788                     Oklahoma City    OK   73126-0    405 270-1039
    COLL      Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
    COLL      Bank One                           P.O. Box 25848                     OKC              OK   73125      405 231-6974
    COLL      First Fidelity Bank                3535 N.W. 58th St., Ste. 104       Oklahoma City    OK   73122      405 416-2222
     DDA      National Bank of Canada            2121 San Jacinto, Ste. 1850        Dallas           TX   75201      214 871-1264
    DISB      Melton Bank                        c/o NBC
    DISB      National Bank of Canada            2121 San Jacinto, Ste. 1850        Dallas           TX   75201      214 871-1264
     JCH      Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
    UTUAL     Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
    PAYCH     Bank One                           P.O. Box 25848                     Oklahoma City    OK   73125      405 231-6974
    PAR C     Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
   AYR DD     Bank of America                    OK 1-100-03-02 211 N. Robinson     Oklahoma City    OK   73102      800 979-8260
     SD       Bank One                           P.O. Box 25848                     Oklahoma City    OK   73125      405 231-6974
   LB Cch     Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000
   LB TAX     Amarillo National Bank             P.O. Box 1611                      Amarillo         TX   79181      806 378-8000


     573      Bank of America                     800  973-2550        Steve Sloan          002862672412     103000017         573
     574      Bank of America                     800  973-2550        Steve Sloan          002862672425     103000017         574
     578      First Bank & Trust                  918  485-2270                             14556            103101165         578
     582      Sun Bank                            806  935-8361                             708879           111322729         582
     587      Amarillo National Bank - Borge      806  378-8234        Cory Ramsey          10098760         111300958         587
     600      Amarillo National Bank              806  378-8234        Cory Ramsey          2267             111300958         600
     601      Amarillo National Bank              806  378-8234        Cory Ramsey          2275             111300958         601
     603      Amarillo National Bank              806  378-8234        Cory Ramsey          2291             111300958         603
     604      First State Bank                    806  655-9830        Greg Houlete         25-197-5         111310870         604
     605      First Bank Southwest                806  363-8046                             300056499        111304828         605
     677      Amarillo National Bank              806  378-8234        Cory Ramsey          43540            111300958         677
     778      BancFirst                           918  241-5555        Darla Fleming        60053421         103003632         778
     793      Bank of America                     800  973-2550        Steve Sloan          002865971327     103000017         793
     794      Bank of America                     800  973-2550        Steve Sloan          002865971330     103000017         794
     795      BancFirst                           405  218-4673        Tony Mirrione        4005036244       103003632         795
     796      Bank of America                     800  973-2550        Steve Sloan          002867957297     103000017         796
     850      NBC Bank                            918  287-2906        Karla Dilbeck        0692-410         103112248         850
     851      Exchange Bank & Trust               580  336-3297        Guyla Workman        2203183          103101628         851
     852      The Cleveland Bank                  918  358-5728        Susie, Lois          123579           103103309         852
     853      The Delaware Co. Bank               918  253-8893        LeAnna Hasting       12633            103107897         853
     854      Central National Bank               580  363-1621        Lou Ann Hutchins     10240505         103100195         854
     855      Citizens State Bank                 918  623-1177        Rhonda               850179           103103105         855
     856      Weststar Bank                       918  273-0059        Tammy Wilson         27625            103100823         856
     857      The First Bank of Haskell           918  482-3817        Linda                4047684          103104201         857
     880      Bank of America                     800  973-2550        Steve Sloan          002863792074     103000017         880
     881      Bank of America                     800  973-2550        Steve Sloan          002863791868     103000017         881
     882      Bank of America                     800  973-2550        Steve Sloan          002863791936     103000017         882
     883      Bank of America                     800  973-2550        Steve Sloan          002863792016     103000017         883
     886      Bank of America                     800  973-2550        Steve Sloan          002865971055     103000017         886
     887      Bank of America                     800  973-2550        Steve Sloan          002865971068     103000017         887
    COLL      Amarillo National Bank              806  378-8234        Cory Ramsey          030068           111300958        COLL
    COLL      BancFirst                           405  218-4673        Tony Mirrione        400518732        103003632        COLL
    COLL      Bank of America                     800  973-2550        Steve Sloan          002862672399     103000017        COLL
    COLL      Bank One                            405  231-7102        Mark Demos           10356700         103000198        COLL
    COLL      First Fidelity Bank                 405                                       1122807292       103000648        COLL
     DDA      National Bank of Canada             214  871-2015        Vicki Leon           604199-001       26005487          DDA
    DISB      Melton Bank                                                                   0297828          111300958        DISB
    DISB      National Bank of Canada             214  871-2015        Vicki Leon           604173-001       26005487         DISB
     JCH      Amarillo National Bank              806  378-8234        Cory Ramsey          74632            111300958         JCH
    UTUAL     Bank of America                     800  973-2550        Steve Sloan          070183449785     111322729       MUTUAL
    PAYCH     Bank One                            405  231-7102        Mark Demos           10244260         103000648       PAY CH
    PAR C     Bank of America                     800  973-2550        Steve Sloan          2863789168       103000017       PAYR CH
   AYR DD     Bank of America                     800  973-2550        Steve Sloan          415200574918     103000017       PAYR DD
     SD       Bank One                            405  231-7102        Mark Demos           10301434         103000648         SD
   LB Chk     Amarillo National Bank              806  378-8234        Cory Ramsey          046620           111300958       SLB CHK
   LB TAX     Amarillo National Bank              806  378-8234        Cory Ramsey          059277           111300958       SLB TAX

                                   Exhibit 8-2

                            (Credit Card Assignments)


Agreement for American Express Card Acceptance/Supermarket dated February 19, 1999, by and between American Express Travel Related Services Company and Homeland Stores, Inc., as amended.

Bank and Merchant Agreement dated October 28, 1999, by and among Fifth Third Bank, Midwest Payment Systems, Inc. and Homeland Stores, Inc., as amended.

Merchant Services Agreement dated October 4, 1990, by and between Discover Card Services, Inc. and Homeland Stores, Inc., as amended.